Exhibit 10.2

ASSIGNMENT AND ASSUMPTION OF LEASE

The Parties to this Assignment are HR ACQUISITION OF PENNSYLVANIA, INC., a Pennsylvania corporation (“Assignor”), whose mailing address is 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, and GMR ALTOONA, LLC, a Delaware limited liability company (“Assignee”), whose mailing address is 4800 Montgomery Lane, Suite 450, Bethesda, Maryland 20814. This Assignment shall be effective as of December 20, 2016 (the “Effective Date”). Assignor and Assignee are sometimes referred to herein as the “Parties.”

WHEREAS, Assignor is the landlord under that certain Lease Agreement, dated as of May 10, 1996 (the “Original Lease”), whereby Lessor agreed, among other things, to lease to Lessee, and Lessee agreed to lease from Lessor, premises located at 2005 Valley View Boulevard, Altoona, Pennsylvania 16602 and generally known as HealthSouth Rehabilitation Hospital of Altoona (the “Facility” or the “Premises”).

WHEREAS, Assignor and Lessee subsequently amended the Original Lease pursuant to (i) that certain Omnibus Amendment Agreement No. 1 to Lease Agreements, dated as of March 31, 2006 (“Omnibus No. 1”). (ii) that certain Omnibus Amendment Agreement No. 2 to Lease Agreements, dated as of March 11, 2009 (“Omnibus No. 2”) (iii) that certain Omnibus Amendment Agreement No. 3 to Lease Agreements, dated as of August 1, 2011 (“Omnibus No. 3” and, together with Omnibus No. 1 and Omnibus No. 2, the “Omnibus Amendments”), (iv) that certain Fourth Amendment to Lease Agreement, dated as of November 1, 2011 (“Amendment No. 4”), and (v) that certain Fifth Amendment to Lease Agreement, dated as of December 1, 2011 (“Amendment No. 5”);

WHEREAS, the Omnibus Amendments also amend leases relating to other facilities operated by Lessee or its affiliates other than the Facility (collectively, the “Unrelated Leases”):

WHEREAS, for purposes of this Assignment, the term “Lease” shall mean the Original Lease, as amended by the Omnibus Amendments to the extent, but only to the extent, they relate to the Facility, as further amended by Amendment No. 4, and as further amended by Amendment No. 5;

WHEREAS, Assignee desires to purchase and assume from Assignor, and Assignor desires to sell and assign to Assignee all of the rights, benefits, and privileges as “Lessor” under the Lease, as set forth in this Assignment; and

WHEREAS, Assignor desires to retain all of the rights, benefits, and privileges as “Lessor” under the Omnibus Amendments to the extent they relate to the Unrelated Leases, as set forth in this Assignment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein set forth:

1.          As of the Effective Date, Assignor does hereby assign, transfer, and deliver unto Assignee all of the right, benefits and privileges as “Lessor” under the Lease, subject to all terms, conditions, reservations and limitations set forth in the Lease.

2.          As of the Effective Date, Assignee accepts, on the terms and conditions herein specified, this Assignment, and assumes the obligations, liabilities and performance of all the terms and conditions of “Lessor” to be performed under the Lease from and after the Effective Date.

3.          Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all loss, cost or expense (including, without limitation, reasonable attorney’s fees) to the extent resulting by reason of the failure of Assignor to perform any of the obligations as “Lessor” under the Lease prior to the Effective Date.

4.           Assignee hereby agrees to indemnify and hold harmless Assignor from and against any and all loss, cost or expense (including, without limitation, reasonable attorney’s fees) resulting by reason of the failure of Assignee to perform any of the obligations as “Lessor” under the Lease on and after the Effective Date.

5.          Assignor and Assignee hereby acknowledge and agree that, notwithstanding anything to the contrary contained herein, Assignor is hereby retaining all of the rights, benefits, and privileges as “Lessor” under the Omnibus Amendments to the extent they relate to the Unrelated Leases.

6.          No course or dealing between Assignor and Assignee and no delay on the part of any party in exercising any rights under this Assignment shall operate as a waiver of the rights of the Assignor or the Assignee. No covenant or other provision of this Assignment may be waived unless by a written instrument signed by the Parties so waiving such covenant or other provision.

7.          Whenever possible, each provision of this Assignment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited or invalid, the remainder of this Assignment shall continue in full force and effect. This Assignment has been made and entered into in the State of Tennessee, and the laws of the state shall govern the validity and interpretation hereof and the performance hereunder by the Parties hereto.

8.          The signatories to this Assignment represent that they have the right and power to legally bind to this Assignment the parties they represent. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, legal representatives, successors and assigns.

9.          This Assignment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Executed counterparts of this Assignment or any amendment hereto may be delivered by electronic or facsimile transmission.

IN WITNESS WHEREOF, the Parties have executed this Assignment as of the Effective Date.

“Assignor”

HR ACQUISITION OF PENNSYLVANIA, INC., a Pennsylvania corporation

By	/s/ C. Burney Dawkins
C. Burney Dawkins
Vice President - Acquisitions
and Dispositions

“Assignee”

GMR ALTOONA, LLC, a Delaware limited liability company

By:	/s/ David A. Young
Name:	David A. Young
Title:	Chief Executive Officer and President

Record and Return to:
Fidelity National Title
1515 Market Street, Suite 1325
Philadelphia, PA 19102
File No. 11-759PHI

TERMINATION OF GROUND LEASE

THIS TERMINATION OF GROUND LEASE is made as of March 6, 2012 by HR ACQUISITION OF PENNSYLVANIA, INC., a Pennsylvania corporation (herein "HR-PA").

RECITALS:

WHEREAS, George Michael Zlupko and Sandra Lee Zlupko (the "Zlupkos") were the lessor under that certain Amended and Restated Land Lease Agreement dated December 30, 1985, (herein, the "Ground Lease") pursuant to which the Zlupkos leased to HR-PA (as successor in interest to Blair Health Associates) the Leased Land (as described in the Ground Lease) located partly in Logan Township and partly in the City of Altoona, Pennsylvania; and

WHEREAS, a copy of the Ground Lease is recorded at Book 1122, Page 853, Blair County, Pennsylvania; and

WHEREAS, an Assignment and Assumption of Lease dated May 1, 1996 is recorded in Book 1275, page 256, Blair County, Pennsylvania, confirming the assignment of the Lessee's interest in the Ground Lease from Blair Health Associates to HR-PA; and

WHEREAS, on or about November 15, 2011, the Zlupkos conveyed fee simple title to the Leased Land to HR-PA by deed recorded at Instrument No. 201120583, Blair County, Pennsylvania, and also assigned their interest as lessor under the Ground Lease to HR-PA by an Assignment of Ground Lease, a copy of which is recorded at Instrument No. 201120584, Blair County, Pennsylvania; and

WHEREAS, said Assignment of Ground Lease provided that there was intended to be no merger of the fee simple estate and the leasehold estate represented by the Ground Lease by virtue of both estates being held by HR-PA; and

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WHEREAS, HR-PA, holding both the lessor's and lessee's interest under the Ground Lease, now desires to terminate the Ground Lease.

NOW, THEREFORE, in consideration of the premises and covenants, terms and conditions recited hereinafter:

1. The Ground Lease is terminated and of no further force or effect on and after the date hereof.

2. This Agreement shall bind and inure to the benefit of the party hereto, and its successors and assigns.

IN WITNESS WHEREOF, this Termination of Ground Lease has been executed as of the day and year first above written.

HR ACQUISITION OF PENNSYLVANIA, INC:

By: John Bryant

Name: JOHN M. BRYANT, JR.

Title: EVP + General Counsel

Confidentially provided to Brannan Knott JLL 203.250.4.31 11/04/2016 7:44 AM

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STATE OF TENNESSEE )
)
COUNTY OF DAVIDSON )

On this, the 7th day of March, 2012, before me a notary public, the undersigned officer, personally appeared John M. Bryant, Jr. ______ who acknowledged himself/herself to be the Executive Vice President & General Counsel of HR Acquisition of Pennsylvania, Inc. and that he/she as such Exec. VP & General Counsel ______, being authorized to do so, executed the foregoing instrument for the purposes herein contained by the name of the corporation by himself/herself as Executive VP & General Counsel ______.

In Witness Whereof, I hereunto set my hand and official seal.

Robin J. Payton
Notary Public

ROBIN J. PAYTON STATE OF TENNESSEE NOTARY PUBLIC DAVIDSON COUNTY

My Commission Expires: My Commission Expires MAY 20, 2014

Confidentially provided to Brannan Knott JLL 4.31.203.250 11/04/2016 7:44 AM

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FIFTH AMENDMENT TO LEASE AGREEMENT

Dated as of December 1, 2011

HR ACQUISITION OF PENNSYLVANIA, INC., a Pennsylvania corporation formerly known as Capstone Capital of Pennsylvania, Inc. (“Lessor”), and HEALTHSOUTH CORPORATION, a Delaware corporation formerly known as HealthSouth Rehabilitation Corporation (“Lessee”), agree as follows:

1.            Preliminary Statements. Lessor, as lessor, and Lessee, as lessee, entered into that certain Lease Agreement dated as of May 10, 1996, as amended by that certain Omnibus Amendment Agreement No. 1 to Lease Agreements dated as of March 31, 2006, as further amended by that certain Omnibus Amendment Agreement No. 2 to Lease Agreements dated as of March 11, 2009, as further amended by that certain Omnibus Amendment Agreement No. 3 to Lease Agreements dated as of August 1, 2011, and as further amended pursuant to that certain Fourth Amendment to Lease Agreement dated as of November 1, 2011 (as amended, the “Lease”) whereby Lessor agreed, among other things, to lease to Lessee, and Lessee agreed to lease from Lessor, premises located at 2005 Valley View Boulevard, Altoona, Pennsylvania 16602 and generally known as HealthSouth Rehabilitation Hospital of Altoona. Lessor acquired the Land pursuant to the exercise of the Ground Lease Option on November 15, 2011. Lessor and Lessee have agreed, among other things, to adjust the Rent under the Lease pursuant to Section 3.5(b) of the Lease, and to otherwise amend the Lease in the manner set forth in this Fifth Amendment to Lease Agreement (this “Amendment”).

2.            Definitions. As used herein, the terms “the Lease” and “this Lease” shall mean the Lease as hereby amended and modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the definitions provided therefor in the Lease. This Amendment and the various amendments to the Lease set forth herein shall mean November 15, 2011 (the “Effective Date”), unless otherwise specifically indicated.

3.             Amendments. The Lease is confirmed and amended, effective as of the Effective Date, as follows:

3.1          The parties hereby confirm that Lessor has purchased the Land on the Effective Date pursuant to the Ground lease Option and that the Minimum Rent is due to be adjusted as of the Effective Date pursuant to Section 3.5(b) of the Lease.

3.2          Subsection 2.1(a) is hereby deleted in its entirety and the following substituted therefor:

(a)          Minimum Rent. Lessee will pay to Lessor, as rent (the “Minimum Rent”), the annual sum of $1,477,185.72, payable in advance in monthly installments of $123,098.81, on the first day of each calendar month, subject to (i) increases throughout the Term pursuant to Section 2.1(b) of this Lease, (ii) adjustment as may be required pursuant to Sections 9.3(b)(iv) and 20.1 of this Lease, and (iii) a one-time credit required pursuant to Section 2.1(c) of this Lease. The Minimum Rent for the second and third Extended Terms, if timely exercised by Lessee, shall be an amount determined as provided in Section 34.3.

The Minimum Rent shall be prorated for any partial month and is subject to adjustment as otherwise set forth herein, By way of clarification, and not in limitation, a summary of the Minimum Rent after application of the one-time credit required pursuant to Section 2.1(c) of this Lease and the revised Minimum Rent above is attached hereto as Schedule 2.1(a).

3,3           Subsection 34.1 is hereby deleted in its entirety and the following substituted therefor:

34.1         Options to Extend the Term. So long as no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for two additional five-year periods (each period, an “Extended Term”) for a maximum possible Term of 35 years (including the Holdover Period), by giving written notice to Lessor of each such extension not later than November 30, 2020, for the second Extended Term and not later than November 30, 2025 for the third Extended Term; subject, however, to the provisions of Section 13.7 hereof. Lessor agrees to use its best efforts to provide Lessee with prior written notice at least 90 days prior to the foregoing dates. Lessee may not exercise its option for more than one Extended Term at a time. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent for the second and third Extended Terms, if timely exercised by Lessee, shall be determined in accordance with Section 34.3.

4.            Confirmation of Lease. Each party hereto (a) agrees that this Amendment shall not in any way impair or lessen its liabilities under the Lease, as amended hereby, and (b) acknowledges that such Lease, as amended hereby, is in full force and effect and that there currently exists no default nor any defenses or claims of offset or otherwise against the enforcement thereof by any other party thereto or by any other party in favor of which such Lease was expressly made.

5.            Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original and taken together shall constitute one and the same document. Signature and acknowledgment pages, if any, may be detached from the counterparts and attached to a single copy of this document to physically form one document. The failure of any party hereto to execute this Amendment or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

6.            Entire Agreement. This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements between the parties relative to such subject matter.

7.            Force and Effect of Amendment. Except as specifically amended, modified or supplemented as set forth in this Amendment, the Lease remains in full force and effect.

8.            Execution by Telefacsimile. Any copy of this Amendment bearing a signature of a party to this Amendment and sent by facsimile to any other party shall be deemed a manually-executed original of this Amendment, and shall be deemed sufficient to bind such party.

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IN WITNESS WHEREOF, intending to be legally bound hereby, Lessor has caused this Amendment to be executed as of the day and year first above written.

“Lessor:”

HR ACQUISITION OF PENNSYLVANIA, INC.

By	/s/ James C. Douglas
James C. Douglas
Senior Vice President – Acquisitions
and Dispositions

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IN WITNESS WHEREOF, intending to be legally bound hereby, Lessee has caused this Amendment to be executed as of the day and year first above written.

“Lessee:”

HEALTHSOUTH CORPORATION

By	/s/ Arthur E. Wilson, Jr.
Arthur E. Wilson, Jr.
Senior Vice President

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SCHEDULE 2.1(A)

APPLICATION OF CREDIT TO MINIMUM RENT

November 1, 2011 Minimum Rent:	$100,833.33
Credit Against Minimum Rent:	$529,634.11

Previous Monthly Ground Rent:	$5,774.20
Increase to Minimum Rent pursuant to
Lessor’s Acquisition of Fee Interest on 11/15/2011:	$267,185.78
Monthly Amount:	$22,265.48

Credit/Debit Schedule
November 1 Rent Credit	$529,634.11
November Payment	$193,594.11
Ground Rent Credit to Lessor	$3,079.57

November Minimum Rent		$100,833.33
November Increase to Minimum Rent (Nov. 15-30th)		$11,874.92
December Minimum Rent		$123,098.81
January Minimum Rent		$123,098.81
February Minimum Rent		$123,098.81
March Minimum Rent		$123,098.81
April Minimum Rent Credit		$121,204.29

	$726,307.79	$726,307.79

April Minimum Rent Due		$1,894.52

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FOURTH AMENDMENT TO LEASE AGREEMENT

Dated as of November 1, 2011

HR ACQUISITION OF PENNSYLVANIA, INC., a Pennsylvania corporation formerly known as Capstone Capital of Pennsylvania, Inc. (“Lessor”), and HEALTHSOUTH CORPORATION, a Delaware corporation formerly known as HealthSouth Rehabilitation Corporation (“Lessee”), agree as follows:

1.             Preliminary Statements. Lessor, as lessor, and Lessee, as lessee, entered into that certain Lease Agreement dated as of May 10, 1996, as amended by that certain Omnibus Amendment Agreement No. 1 to Lease Agreements dated as of March 31, 2006, as further amended by that certain Omnibus Amendment Agreement No. 2 to Lease Agreements dated as of March 11, 2009, and as further amended by that certain Omnibus Amendment Agreement No. 3 to Lease Agreements dated as of August 1, 2011 (as amended, the “Lease”) whereby Lessor agreed, among other things, to lease to Lessee, and Lessee agreed to lease from Lessor, premises located at 2005 Valley View Boulevard, Altoona, Pennsylvania 16602 and generally known as HealthSouth Rehabilitation Hospital of Altoona. Lessor and Lessee have agreed, among other things, to adjust the Rent under the Lease and to otherwise amend the Lease in the manner set forth in this Fourth Amendment to Lease Agreement (this “Amendment”).

2.             Definitions. As used herein, the term “Lease” means the Lease as hereby amended and modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the definitions provided therefor in the Lease. This Amendment and the various amendments to the Lease set forth herein shall be effective as of the date first set forth above (the “Effective Date”), unless otherwise specifically indicated.

3.             Holdover Period. Lessor and Lessee acknowledge that the Fixed Term of the Lease expired as of May 9, 2011 (“Fixed Term Expiration”), and that Lessee timely exercised its right to commence the first Extended Term, and that Lessor and Lessee have negotiated in good faith to determine the Fair Market Rental Value as defined in the Lease, Lessee has retained possession of the Leased Property from the Fixed Term Expiration through the Effective Date (the “Holdover Period”). Lessor and Lessee hereby agree and confirm that all the terms, conditions, rights, responsibilities and obligations of the Lessor and Lessee pursuant to the Lease were and continue to be applicable during the Holdover Period.

4.             Amendments. The Lease is confirmed and amended, effective as of the Effective Date, as follows:

4.1           The Lease is hereby generally amended to provide that, (a) the first Extended Term shall commence as of the Effective Date, (b) Lessee’s first option to extend the Term shall be deemed to have been exercised and of no further force or effect, and (c) the Term shall expire on May 9, 2021 (the “Term Expiration Date”), unless further extended by Lessee in accordance with Article XXXIV of the Lease. From and after the Effective Date, Lessee shall have two remaining options to extend the Term in accordance with Article XXXIV of the Lease.

4.2           Subsection 2.1(a) is hereby deleted in its entirety and the following substituted therefor:

(a)          Minimum Rent. Lessee will pay to Lessor, as rent (the “Minimum Rent”), the annual sum of $1,210,000 payable in advance in monthly installments of $100,833.33, on the first day of each calendar month commencing as of the Effective Date, subject to (i) increases throughout the Term pursuant to Section 2.1(b) below, (ii) adjustment as may be required pursuant to Sections 9.3(b)(iv) and 20.1 below, and (iii) a one-time credit required pursuant to Section 2.1(c) below. The Minimum Rent for the second and third Extended Terms, if timely exercised by Lessee, shall be an amount determined as provided in Section 34.3.

4.3         Subsection 2.1(b) is hereby deleted in its entirety and the following substituted therefor:

(b)          Annual Increases to Minimum Rent. On each Adjustment Date (as defined below) throughout the Term, the then-current Minimum Rent shall be increased effective at such Adjustment Date by the percentage increase in the Consumer Price Index for the trailing twelve months; provided that such increase shall not be greater than four percent nor less than two percent. As used herein, the term “Adjustment Date” means May 10, 2012 and each May 10 occurring thereafter during the Term.

4.4         A new Subsection 2.1(c) is hereby added to the Lease immediately following Subsection 2.1(b) as follows:

(c)          Credit Against Minimum Rent. In consideration of Lessee agreeing to extend the Term of the Lease, Lessor agrees to give Lessee a credit against the Minimum Rent due hereunder in an amount equal to $529,634.11. The foregoing credit shall commence on the Effective Date and shall continue until the total credit hereunder has been applied to the Minimum Rent due under Section 2.1(a).

4.5         Section 3.5 is hereby deleted in its entirety from the Lease and following new Section 3.5 is substituted therefor:

3.5          Ground Lease.

(a)          So long as Lessee is not prevented or prohibited from doing so by any applicable Legal Requirement and except as provided below in this Section, Lessee will timely perform all obligations and pay all charges required to be paid by Lessor under the Ground Lease in the same manner and to the same extent as if Lessee were the “Partnership” as defined in the Ground Lease. Notwithstanding the foregoing provision to the contrary, Lessor (i) shall provide notices to extend the term of the Ground Lease pursuant to Section 2 thereof as required pursuant to Article XXXIV of this Lease and (ii) shall have the sole right and authority to exercise the option to purchase the Land (the “Ground Lease Option”) set forth in Section 9 on page 13 of the Ground Lease; provided that, upon the exercise of the Ground Lease Option, Lessor may cause the Land to be acquired by an Affiliate of Lessor.

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(b)          In the event Lessor acquires the Land in Lessor’s name pursuant to the exercise of the Ground Lease Option, Lessor and Lessee agree that the Minimum Rent due hereunder shall be as follows: 1) the then current Minimum Rent shall be increased by an annual amount equal to the lesser of (i) $275,000 or (ii) 7.5% of the total of any sums disbursed by Lessor in connection with the purchase of the Land pursuant to the exercise of the Ground Lease Option; and 2) the increased Minimum Rent shall be subject to annual increases pursuant to Section 2.1(b). The agreement of Lessor and Lessee to modify the Minimum Rent due by Lessee hereunder will expire and be of no further force and effect (A) unless Lessor shall exercise the Ground Lease Option and purchase the Land within five years following the Effective Date or (B) upon the earlier termination of this Lease. Lessor and Lessee agree to execute a letter or amendment confirming the amount of Minimum Rent, as increased pursuant to this paragraph, following Lessor’s purchase of the Land.

(c)          In the event Lessor acquires the Land through one of its Affiliates pursuant to the exercise of the Ground Lease Option, Lessor and Lessee agree that Lessor shall cause the Ground Lease to be modified to provide as follows: 1) the rent due under the Ground Lease shall be modified (the “Revised Ground Rent”) to be an amount equal to the lesser of (i) $275,000 or (ii) 7.5% of the total of any sums disbursed by Lessor or its Affiliate in connection with the purchase of the Land pursuant to the exercise of the Ground Lease Option; 2) on each Adjustment Date throughout the Term, the Revised Ground Rent shall be increased effective at such Adjustment Date, by the percentage increase in the Consumer Price Index for the trailing twelve months; provided that such increase shall not be greater than four percent nor less than two percent; and 3) no further modifications of the Ground Lease which would increase the monetary obligations of Lessee other than the Revised Ground Rent and the annual increases thereto shall be permitted without the prior written consent of Lessee, which consent may be withheld in Lessee’s sole discretion. The agreement of Lessor and Lessee to modify the rent due under the Ground Lease by Lessee hereunder will expire and be of no further force and effect (A) unless Lessor’s Affiliate shall exercise the Ground Lease Option and purchase the Land within five years following the Effective Date or (B) upon the earlier termination of this Lease. Lessor and Lessee agree to execute a letter or amendment confirming the amount of the Revised Ground Rent following the purchase of the Land by Lessor’s Affiliate.

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(d)          Following the Commencement Date of this Lease, Lessee caused or permitted its Affiliate, HealthSouth Rehabilitation Hospital of Altoona, LLC (the “Hospital Company”), to enter into and record and cause to be recorded the following documents affecting the Lessee’s interest in the Leased Property (collectively, the “Land Development Documents”): (i) that certain HealthSouth Land Development Plan Developer’s Agreement, between The Township of Logan and HealthSouth Rehabilitation Hospital of Altoona, LLC, dated May 13, 2010, as recorded July 1, 2010, in Instrument No. 201010193 with the Register of Wills and Recorder of Deeds, Blair County, Pennsylvania; (ii) that certain HealthSouth Revised Land Development Plan Developer’s Agreement, between The Township of Logan and HealthSouth Rehabilitation Hospital of Altoona, LLC, dated August 27, 2010, as recorded September 8, 2010, in Instrument No. 201014459 with the Register of Wills and Recorder of Deeds, Blair County, Pennsylvania; and (iii) that certain HealthSouth Rehabilitation Hospital Land Development Final Plan recorded at Plan Books 57 page 31 and 58 page 17 with the Register of Wills and Recorder of Deeds, Blair County, Pennsylvania. Lessee hereby agrees to protect, indemnify, save harmless and defend Lessor, Lessor’s Affiliates and the landlord under the Ground Lease from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys’ fees and expenses), imposed upon, incurred by or asserted against Lessor, Lessor’s Affiliates or the landlord under the Ground Lease by reason of or in connection with any of the Land Development Documents or any obligations of the Hospital Company or the owner of the Land and Improvements thereunder.

4.6          Article XXXIV is hereby deleted in its entirety, and the following Article XXXIV is substituted therefor:

ARTICLE XXXIV

EXTENDED TERMS

34.1         Options to Extend the Term. So long as no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for two additional five-year periods (each period, an “Extended Term”) for a maximum possible Term of 35 years (including the Holdover Period), by giving written notice to Lessor of each such extension not later than November 30, 2020, for the second Extended Term and not later than November 30, 2025 for the third Extended Term; provided, however, the Term of this Lease shall not extend beyond the term of the Ground Lease (Lessor acknowledging the requirement that it obtain an extension of the term of the Ground Lease as set forth below) unless Lessor, or one of its Affiliates, purchases the fee interest in the Leased Property from Ground Landlord, and subject, however, to the provisions of Section 13.7 hereof. Lessor agrees to use its best efforts to provide Lessee with prior written notice at least 90 days prior to the foregoing dates. Upon receipt of the notice to extend from Lessee, Lessor shall provide the notice necessary to extend the term of the Ground Lease pursuant to the terms of Section 2 of the Ground Lease. Lessee may not exercise its option for more than one Extended Term at a time. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent for the second and third Extended Terms, if timely exercised by Lessee, shall be determined in accordance with Section 34.3.

34.2         First Extended Term. Lessor and Lessee acknowledge that Lessee has exercised its right to extend the Term for the first Extended Term and that the first Extended Term commenced on the Effective Date and ends on the Term Expiration Date.

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34.3         Minimum Rent for the First Year of the Second and Third Extended Terms. The Minimum Rent per year for the first lease year of the second and third Extended Terms, if timely exercised by Lessee, shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 90% of the Minimum Rent in effect immediately before the beginning of such Extended Term, as such Minimum Rent shall continue to be adjusted throughout each such Extended Term pursuant to Section 2.1(b) hereof.

4.7           The definition of the word “Term” is hereby deleted in its entirety from Article XXXVI and the following definition is substituted therefor:

“Term” means the Fixed Term, the Holdover Period, the first Extended Term and any additional Extended Term as to which Lessee has exercised its options to extend contained in Article XXXIV hereof unless earlier terminated pursuant to the provisions hereof.

5.             Confirmation of Lease. Each party hereto (a) agrees that this Amendment shall not in any way impair or lessen its liabilities under any of the Lease, as amended hereby, and (b) acknowledges that such Lease, as amended hereby, is in full force and effect and that there currently exists no default nor any defenses or claims of offset or otherwise against the enforcement thereof by any other party thereto or by any other party in favor of which such Lease was expressly made.

6.             Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original and taken together shall constitute one and the same document. Signature and acknowledgment pages, if any, may be detached from the counterparts and attached to a single copy of this document to physically form one document. The failure of any party hereto to execute this Amendment or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

7.             Entire Agreement. This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements between the parties relative to such subject matter.

8.             Force and Effect of Amendment. Except as specifically amended, modified or supplemented as set forth in this Amendment, the Lease remains in full force and effect.

9.             Execution by Telefacsimile. Any copy of this Amendment bearing a signature of a party to this Amendment and sent by facsimile to any other party shall be deemed a manually-executed original of this Amendment, and shall be deemed sufficient to bind such party.

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IN WITNESS WHEREOF, intending to be legally bound hereby, Lessor has caused this Amendment to be executed as of the day and year first above written.

“Lessor:”

HR ACQUISITION OF PENNSYLVANIA, INC.

By	/s/ James C. Douglas
James C. Douglas
Senior Vice President – Acquisitions
and Dispositions

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IN WITNESS WHEREOF, intending to be legally bound hereby, Lessor has caused this Amendment to be executed as of the day and year first above written.

“Lessee:”

HEALTHSOUTH CORPORATION

By	/s/ Arthur E. Wilson, Jr.
Arthur E. Wilson, Jr. Senior Vice President

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OMNIBUS AMENDMENT AGREEMENT
NO. 3 TO LEASE AGREEMENTS

Dated as of August 1, 2011

HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation (“HR Parent”), HR ACQUISITION I CORPORATION, a Maryland corporation formerly known as Capstone Capital Corporation, formerly known as Capstone Capital Trust, Inc. (“HR Acquisition”), HRT OF ALABAMA, INC., an Alabama corporation (“HR Alabama”), HR ACQUISITION OF PENNSYLVANIA, INC., a Pennsylvania corporation formerly known as Capstone Capital of Pennsylvania, Inc. (“HR Pennsylvania”), PENNSYLVANIA HRT, INC., a Pennsylvania corporation (“Pennsylvania HRT”), HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership formerly known as Capstone Capital of San Antonio, Ltd. (“HR San Antonio”), HEALTHSOUTH CORPORATION, a Delaware corporation formerly known as HealthSouth Rehabilitation Corporation (“HS Parent”), HEALTHSOUTH OF YORK, LLC, a Delaware limited liability company formerly known as HealthSouth of York, Inc., a Delaware corporation (“HS York”), HEALTHSOUTH OF MONTGOMERY, INC., an Alabama corporation (“HS Montgomeiy”), HEALTHSOUTH OF NITTANY VALLEY, INC., a Delaware corporation (“HS Nittany Valley”), HEALTHSOUTH OF TALLAHASSEE LIMITED PARTNERSHIP, an Alabama limited partnership (“HS Tallahassee”), and BEAUMONT REHAB ASSOCIATES, INC., a Delaware corporation formerly known as Beaumont Rehab Associations Limited Partnership, a Delaware limited partnership (“HS Beaumont”), hereby agree as follows:

1.          Preliminary Statements. The parties hereto entered into that certain Omnibus Amendment Agreement No. 1 to Lease Agreements, dated as of March 31, 2006 (the “First Omnibus Amendment”) and that certain Omnibus Amendment Agreement No. 2 to Lease Agreements, dated as of March 11, 2009 (the “Second Omnibus Amendment” and, together with the First Omnibus Amendment, the “Omnibus Amendments”). HR Pennsylvania, as lessor, and HS Parent, as lessee, are parties to that certain Lease Agreement dated as of March 24, 1995, as amended by the Omnibus Amendments (as amended, the “Great Lakes Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 143 East Second Street situated in Erie County, Pennsylvania. HR Pennsylvania, as lessor, and HS Parent, as lessee, are parties to that certain Lease Agreement dated as of May 10, 1996, as amended by the Omnibus Amendments (as amended, the “Mechanicsburg Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 175 Lancaster Boulevard, Mechanicsburg, Pennsylvania. HR Pennsylvania, as lessor, and HS Parent, as lessee, are parties to that certain Lease Agreement dated as of May 10, 1996, as amended by the Omnibus Amendments (as amended, the “Altoona Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 2005 Valley View Boulevard, Altoona, Pennsylvania 16602. HR Alabama, as lessor, and HS Montgomery, as lessee, are parties to that certain Lease Agreement dated as of September 30, 1998, as amended by the Omnibus Amendments (as amended, the “Montgomery Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 4465 Narrow Lane Road, Montgomery, Alabama 36116. Pennsylvania HRT (originally styled as “HRT of Pennsylvania, Inc.”), as lessor, and HS Nittany Valley, as lessee, are parties to that certain Lease Agreement dated as of September 30, 1998, as amended by the Omnibus Amendments (as amended, the “Nittany Valley Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 550 W. College Avenue, Pleasant Gap, Pennsylvania 16823. HR San Antonio, as lessor, and HS Beaumont, as lessee, are parties to that certain Lease Agreement dated as of April 1, 1996, as amended by that First Amendment to Facility Lease dated as of February 7, 2006, as amended further by the Omnibus Amendments (as amended, the “Beaumont Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 3340 Plaza 10 Boulevard, Beaumont, Texas 77707. HR Parent, as lessor, and HS Tallahassee, as lessee, are parties to that certain Lease Agreement having a commencement date of October 1, 1998, as amended by the Omnibus Amendments (as amended, the “Tallahassee Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 1675 Riggins Road, Tallahassee, Florida 32308. Pennsylvania HRT, as lessor, and HS York, as lessee, are parties to that certain Lease Agreement dated as of September 30, 1998, as amended by the Omnibus Amendments (as amended, the “York Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 1850 Normandie Drive, York, Pennsylvania 17404. The Great Lakes Lease, the Mechanicsburg Lease, the Altoona Lease, the Montgomery Lease, the Nittany Valley Lease, the Beaumont Lease, the Tallahassee Lease and the York Lease are referred to herein, individually as a “Lease” and, collectively, as the “Leases”. HS Parent has executed (i) the Guaranty of Obligations Under Lease Agreement, dated as of September 30, 1998, with respect to the Montgomery Lease (the “Montgomery Guaranty”), (ii) the Guaranty of Obligations Under Lease Agreement, dated as of September 30, 1998, with respect to the Nittany Valley Lease (the “Nittany Valley Guaranty”), (iii) the Guaranty of Obligations Under Lease Agreement, dated as of March 11, 2009, with respect to the Beaumont Lease (the “Beaumont Guaranty”), (iv) the Guaranty of Obligations Under Lease Agreement, dated as of September 30, 1998, with respect to the Tallahassee Lease (the “Tallahassee Guaranty”), and (v) the Guaranty of Obligations Under Lease Agreement, dated as of September 30, 1998, with respect to the York Lease (the “York Guaranty” and, together with the Montgomery Guaranty, the Nittany Valley Guaranty, the Beaumont Guaranty and the Tallahassee Guaranty, the “Lease Guaranties”). Pursuant to the Lease Guaranties, certain of the applicable Lessee’s obligations have been guaranteed, and the Lease Guaranties are an integral part of the transactions contemplated by the parties hereto. HR Pennsylvania, as lessor, and HS Parent, as lessee, are parties to that certain Lease Agreement, dated as of June 30, 1997, as amended and assigned pursuant to that certain Amendment to Building Lease and Assignment and Assumption of Building Lease, dated as of even date herewith (the “Pittsburgh Amendment and Assignment”), among HR Pennsylvania, as lessor, HS Parent, as assignor, and Pittsburgh Specialty Hospital, LLC, a Delaware limited liability company, as assignee (as amended and assigned, the “Pittsburgh Lease”), for the lease of the premises located at 2380 McGinley Road, Monroeville, Pennsylvania, commonly known as the Greater Pittsburgh Rehabilitation Hospital. The parties wish to clarify certain matters with respect to the Omnibus Amendments and the Pittsburgh Lease and to make certain amendments to the Leases in the manner set forth in this Omnibus Amendment Agreement No. 3 to Lease Agreements (this “Agreement”).

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2.          Definitions. HR Parent, HR Acquisition, HR Alabama, HR Pennsylvania, Pennsylvania HRT, and HR San Antonio are referred to herein, individually, as a “Lessor” and, collectively, as “Lessors,” HS Paient, HS York, HS Montgomery, HS Nittany Valley, HS Tallahassee and HS Beaumont are referred to herein, individually, as a “Lessee” and, collectively, as “Lessees,” Unless the context otherwise requires, all other capitalized terms used herein without definition shall have the definitions provided therefor in the respective Leases. Unless the context otherwise requires, the effective date of the agreements and amendments set forth in this Agreement shall be the date of this Agreement (the “Effective Date’’).

3.          Agreements regarding the Pittsburgh Lease. Lessors and Lessees acknowledge as follows: (i) to their actual knowledge, HR Pennsylvania, as lessor, and HS Parent have performed or satisfied through the Effective Date all the terms of the Omnibus Amendments which are applicable to the Pittsburgh Lease through the Effective Date; (ii) the Pittsburgh Amendment and Assignment amends and restates all the terms of the Omnibus Amendments which shall be applicable to the Pittsburgh Lease from and after the Effective Date and (iii) the Pittsburgh Amendment and Assignment deletes in their entirety the Omnibus Amendments as they relate to the Pittsburgh Lease and neither Omnibus Amendment shall have any further application, force or effect with respect to the Pittsburgh Lease. Lessors and Lessees each agree that neither Pittsburgh Specialty Hospital, LLC (“Pittsburgh Specialty”) nor the business or operations conducted by Pittsburgh Specialty, nor its successors or assigns, if any, shall have any liability or obligation under or with respect to the Omnibus Amendments, including this Omnibus Amendment Agreement No. 3. Pittsburgh Specialty is intended to be a third party beneficiary of the provisions contained in this paragraph 3.

4.          Representations and Warranties of Lessors. Each Lessor hereby severally, but not jointly, represents and warrants to each Lessee that is a party to each of the Leases executed by such Lessor, as follows:

4.1        Authority. Such Lessor is duly organized, validly existing and in good standing under the laws of the State of its incorporation, formation or organization and is in good standing and is authorized to transact business in each state in which it conducts business. Such Lessor has all requisite corporate, partnership or other (as the case may be) right, power, authority and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated herein.

4.2        Execution. The execution, delivery and performance by such Lessor of this Agreement and the consummation by it of the transactions contemplated herein have been duly and validly authorized by all necessary corporate, partnership or other (as the case may be) action on the part of such Lessor. Upon its execution and delivery, this Agreement will be a valid and binding obligation of such Lessor, enforceable against such Lessor in accordance with its terms.

4.3        No contravention. Neither of the execution, delivery or performance by such Lessor of this Agreement, nor the consummation by such Lessor of the transactions contemplated herein will (with or without the passage of time or the giving of notice or both) (i) conflict with or violate the organizational or governing documents of such Lessor, (ii) conflict with or violate any law, rule, regulation, order, judgment, injunction or decree applicable to such Lessor or by which its properties are bound or affected, or (iii) require on the part of such Lessor any license, permit, consent, approval, clearance, order or authorization of, or registration, qualification, declaration or filing with any federal, state or local government or any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any filing with, notice to or consent of any other person, other than as expressly provided in this Agreement.

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5.          Representations and Warranties of Lessees. Each Lessee hereby severally, but not jointly, represents and warrants to each Lessor that is a party to each of the Leases executed by such Lessee, as follows:

5.1           Authority. Such Lessee is duly organized, validly existing and in good standing under the laws of the State of its incorporation, formation or organization and is in good standing and is authorized to transact business in each state in which it conducts business. Such Lessee has all requisite corporate, partnership or other (as the case may be) right, power, authority and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated herein.

5.2           Execution. The execution, delivery and performance by such Lessee of this Agreement and the consummation by it of the transactions contemplated herein have been duly and validly authorized by all necessary corporate, partnership or other (as the case may be) action on the part of such Lessee. Upon its execution and delivery, this Agreement will be and a valid and binding obligation of such Lessee, enforceable against such Lessee in accordance with its terms.

5.3           No contravention. Neither of the execution, delivery or performance by such Lessee of this Agreement, nor the consummation by such Lessee of the transactions contemplated herein will (with or without the passage of time or the giving of notice or both) (i) conflict with or violate the organizational or governing documents of such Lessee, (ii) conflict with or violate any law, rule, regulation, order, judgment, injunction or decree applicable to such Lessee or by which its properties are bound or affected, or (iii) require on the part of such Lessee any license, permit, consent, approval, clearance, order or authorization of, or registration, qualification, declaration or filing with any federal, state or local government or any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any filing with, notice to or consent of any other person, other than as expressly provided in this Agreement.

6           Representations and Warranties of HS Parent. HS Parent hereby represents and warrants to each Lessor, as follows:

6.1           Authority. HS Parent is duly organized, validly existing and in good standing under the laws of the State of its incorporation and is in good standing and is authorized to transact business in each state in which if conducts business. HS Parent has all requisite corporate right, power, authority and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated herein.

6.2           Execution. The execution, delivery and performance by HS Parent of this Agreement and the consummation by it of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of HS Parent. Upon its execution and delivery, this Agreement will be and a valid and binding obligation of HS Parent, enforceable against HS Parent in accordance with its terms.

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6.3           No contravention. Neither of the execution, delivery or performance by HS Parent of this Agreement, nor the consummation by HS Parent of the transactions contemplated herein will (with or without the passage of time or the giving of notice or both) (i) conflict with or violate the organizational or governing documents of HS Parent (ii) conflict with or violate any law, rule, regulation, order, judgment, injunction or decree applicable to HS Parent or by which its properties are bound or affected, or (iii) require on the part of HS Parent any license, permit, consent, approval, clearance, order or authorization of, or registration, qualification, declaration or filing with any federal, state or local government or any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any filing with, notice to or consent of any other person, other than as expressly provided in this Agreement

7.          Confirmation of Leases. Each party hereto (a) agrees that this Agreement shall not in any way impair or lessen its liabilities under any of the Leases, as amended hereby, and (b) acknowledges that such Leases, as amended hereby, are in full force and effect and that there currently exists no default nor any defenses or claims of offset or otherwise against the enforcement thereof by any other party thereto or by any other party in favor of which such Leases were expressly made.

8.          Confirmation of Lease Guaranties. HS Parent hereby (a) agrees that this Agreement shall not in any way impair or lessen its liabilities under the Lease Guaranties, and (b) acknowledges that the Lease Guaranties are in full force and effect and that there currently exists no defenses or claims of offset or otherwise against the enforcement thereof by any other party in favor of which such Lease Guaranties were expressly made.

9.          Miscellaneous. The validity, interpretation, enforcement and effect of this Agreement and any matter arising out of or in connection with this Agreement shall be governed by, and construed in accordance with, the laws of the State of Alabama, without regard to principles of conflicts of laws; provided, however, that any amendment of or agreement with respect to a particular Lease or Lease Guaranty shall be governed by, and construed in accordance with, the laws of the state or states recited in such Lease or Lease Guaranty. This Agreement shall be binding and shall inure to the benefit of. the parties hereto, and their respective permitted successors and assigns. This Agreement shall not be modified or amended except by mutual written agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, and all other communications among the parties relating to such subject matter. The waiver by any party of a breach or violation of any provisions of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach of the same or other provision. In the event any provision of this Agreement is held to be unenforceable or invalid for any reason, this Agreement shall remain in full force and effect and enforceable in accordance with its terms disregarding such enforceable or invalid provision. The captions and headings used in this Agreement are made for convenience and general reference only and should not be construed to describe, define, limit or expand the scope and intent of any term or provision of this Agreement. The parties acknowledge that this Agreement was initially prepared by Lessors solely as a convenience and that all parties hereto, and their counsel, have read and fully negotiated all of the language used in this Agreement. The parties acknowledge that, because all parties and their counsel participated in negotiating and drafting this Agreement, no rule of construction shall apply to this Agreement which construes ambiguous and unclear language in favor of or against any party because such party drafted this Agreement. With respect to all provisions of this Agreement, time is of the essence. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Whenever the context so permits, the use of the plural shall include the singular, the singular shall include the plural, and any gender shall be deemed to include all genders.

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10.         Execution by Counterparts and Telefacsimile. This Agreement may be executed in one or more counterparts, each of which shall be an original and taken together shall constitute one and the same document. Signature and acknowledgment pages, if any, may be detached from the counterparts and attached to a single copy of this document to physically form one document. For purposes of executing this Agreement, any signed document transmitted by facsimile machine with automatic confirmation of receipt shall be treated in all manner and respects as an original document. The signature of any party transmitted by facsimile machine shall be considered to be an original signature, and any such document shall be considered to have the same binding legal effect as an original document executed, delivered and exchanged between or among the parties. At the request of any party, any executed document delivered by facsimile machine shall be re-executed by all parties in a “hard-copy” form. The parties hereto hereby agree that none of them shall raise the use of a facsimile machine for the transmission of signatures as a defense to this Agreement, and each such party hereby waives such defense.

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IN WITNESS WHEREOF, Lessors have caused this Agreement be executed as of the day and year first above written.

“Lessors:”

HEALTHCARE REALTY TRUST INCORPORATED
HR ACQUISITION I CORPORATION HRT OF ALABAMA, INC.
HR ACQUISITION OF PENNSYLVANIA, INC. PENNSYLVANIA HRT, INC.

By	/s/ James C. Douglas
James C. Douglas
Senior Vice President — Acquisitions
and Dispositions

HR ACQUISITION OF SAN ANTONIO, LTD.

By its general partner:
Healthcare Acquisition of Texas, Inc.

By	/s/ James C. Douglas
James C. Douglas
Senior Vice President - Acquisitions
and Dispositions

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IN WITNESS WHEREOF, Lessees has caused this Agreement be executed as of the day and year first above written.

“Lessees:”

HEALTHSOUTH CORPORATION

By	/s/ John P. Whillington
John P. Whittington Executive Vice President, Corporate Secretary and General Counsel

HEALTHSOUTH OF YORK, LLC HEALTHSOUTH OF MONTGOMERY, INC. HEALTHSOUTH OF NITTANY VALLEY, INC.

By	/s/ John P. Whittington
John P. Whittington Vice President and Secretary

HEALTHSOUTH OF TALLAHASSEE LIMITED PARTNERSHIP

By its general partner:
HealthSouth Real Property Holding, LLC

By	/s/ John P. Whittington
John P. Whittington Vice President and Secretary

BEAUMONT REHAB ASSOCIATES, INC.

By	/s/ John P. Whittington
John P. Whittington Vice President and Secretary

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OMNIBUS AMENDMENT AGREEMENT
NO. 2 TO LEASE AGREEMENTS

Dated as of March 11, 2009

HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation (“HR Parent”), HR ACQUISITION I CORPORATION, a Maryland corporation formerly known as Capstone Capital Corporation, formerly known as Capstone Capital Trust, Inc. (‘‘HR Acquisition”), HRT OF ALABAMA, INC., an. Alabama corporation (“HR Alabama”), HR ACQUISITION OF PENNSYLVANIA, INC., a Pennsylvania corporation formerly known as Capstone Capital of Pennsylvania, Inc. (“HR Pennsylvania”), PENNSYLVANIA HRT, INC., a Pennsylvania corporation (“Pennsylvania HRT”), HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership formerly known as Capstone Capital of San Antonio, Ltd. (“HR San Antonio”), HEALTHSOUTH CORPORATION, a Delaware corporation formerly known as HealthSouth Rehabilitation Corporation (“HS Parent”), HEALTHSOUTH OF YORK, INC., a Delaware corporation (“HS York”), HEALTHSOUTH OF MONTGOMERY, INC., an Alabama corporation (“HS Montgomery”), HEALTHSOUTH OF NITTANY VALLEY, INC., a Delaware corporation (“HS Nittany Valley”), HEALTHSOUTH OF TALLAHASSEE LIMITED PARTNERSHIP, an Alabama limited partnership (“HS Tallahassee”), and BEAUMONT REHAB ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (“HS Beaumont”), hereby agree as follows:

Preliminary Statements. The parties hereto entered into that certain Omnibus Amendment Agreement No. 1 to Lease Agreements dated as of March 31, 2006 (the “First Amendment”). HR Pennsylvania, as lessor, and HS Parent, as lessee, are parties to that certain Lease Agreement dated as of March 24, 1995, as amended by the First Amendment (as amended, the “Great Lakes Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 143 East Second Street situated in Erie County, Pennsylvania. HR Pennsylvania, as lessor, and HS Parent, as lessee, are parties to that certain Lease Agreement dated as of May 10, 1996, as amended by the First Amendment (as amended, the “Mechanicsburg Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 175 Lancaster Boulevard, Mechanicsburg, Pennsylvania. HR Pennsylvania, as lessor, and HS Parent, as lessee, are parties to that certain Lease Agreement dated as of May 10, 1996, as amended by the First Amendment (as amended, the ‘‘Altoona Lease”), for the lease of the inpatient rehabilitation hospital and related real properly and improvements located at 2005 Valley View Boulevard, Altoona, Pennsylvania 16602. HR Pennsylvania, as lessor, and HS Parent, as lessee, are parties to that certain Lease Agreement dated as of June 30, 1997, as amended by the First Amendment (as amended, the “Pittsburgh Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 2380 McGinley Road, Monroeville, Pennsylvania 15146. HR Alabama, as lessor, and HS Montgomery, as lessee, are parties to that certain Lease Agreement dated as of September 30, 1998, as amended by the First Amendment (as amended, the “Montgomery Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 4465 Narrow Lane Road, Montgomery, Alabama 36116. Pennsylvania HRT (originally styled as “HRT of Pennsylvania, Inc.”), as lessor, and HS Nittany Valley, as lessee, are parties to that certain Lease Agreement dated as of September 30, 1998, as amended by the First Amendment (as amended, the “Nittany Valley Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 550 W. College Avenue, Pleasant Gap, Pennsylvania 16823. HR San Antonio, as lessor, and HS Beaumont, as lessee, are parties to that certain Lease Agreement dated as of April 1, 1996, as amended by that First Amendment to Facility Lease dated as of February 7, 2006, as amended farther by the First Amendment (as amended, the “Beaumont Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 3340 Plaza 10 Boulevard, Beaumont, Texas 77707. HR Parent, as lessor, and HS Tallahassee, as lessee, are parties to that certain Lease Agreement having a commencement date of October 1, 1998, as amended by the First Amendment (as amended, the “Tallahassee Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 1675 Riggins Road, Tallahassee, Florida 32308. Pennsylvania HRT, as lessor, and HS York, as lessee, are parties to that certain Lease Agreement dated as of September 30, 1998, as amended by the First Amendment (as amended, the “York Lease”), for the lease of the inpatient rehabilitation hospital and related real properly and improvements located at 1850 Normandie Drive, York, Pennsylvania 17404. The Great Lakes Lease, the Mechanicsburg Lease, the Altoona Lease, the Pittsburgh Lease, the Montgomery Lease, the Nittany Valley Lease, the Beaumont Lease, the Tallahassee Lease and the York Lease are referred to herein, individually as a “Lease” and, collectively, as the “Leases”. HS Parent has executed (i) the Guaranty of Obligations Under Lease Agreement dated as of September 30, 1998 with respect to the Montgomery Lease (the “Montgomery Guaranty”), (ii) the Guaranty of Obligations Under Lease Agreement dated as of September 30, 1998 with respect to the Nittany Valley Lease (the “Nittany Valley Guaranty”), (iii) the Guaranty of Obligations Under Lease Agreement dated as of September 30, 1998 with respect to the Tallahassee Lease (the “Tallahassee Guaranty”), (iv) the Guaranty of Obligations Under Lease Agreement dated as of September 30, 1998 with respect to the York Lease (the “York Guaranty”), and (v) the Guaranty of Obligations Under Lease Agreement dated as of March 11, 2009 with respect to HS Beaumont’s obligations under the Beaumont Lease (the “Beaumont Guaranty” and, together with the Montgomery Guaranty, the Nittany Valley Guaranty, the Tallahassee Guaranty and the York Guaranty, the “Lease Guaranties”). Pursuant to the Lease Guaranties, certain of the applicable Lessee’s obligations have been guaranteed, and the Lease Guaranties are an integral part of the transactions contemplated by the parties hereto. The parties have agreed to further amend the Leases in the manner set forth in this Omnibus Amendment Agreement No. 2 to Lease Agreements (this “Agreement”).

1.          Definitions. HR Parent, HR Acquisition, HR Alabama, HR Pennsylvania, Pennsylvania HRT, and HR San Antonio are referred to herein, individually, as a “Lessor” and, collectively, as “Lessors.” HS Parent, HS York, HS Montgomery, HS Nittany Valley, HS Tallahassee and HS Beaumont are referred to herein, individually, as a “Lessee” and, collectively, as “Lessees.” Unless the context otherwise requires, all other capitalized terms used herein without definition shall have the definitions provided therefor in the respective Leases. Unless the context otherwise requires, the effective date of the agreements and amendments set forth in this Agreement shall be the date of this Agreement (the “Effective Date”).

2.          Amendments and Agreements to the Great Lakes Lease. The Great Lakes Lease is confirmed and amended, effective as of the Effective Date, as follows:

2.1           The following Section 2.7 is added to the Great Lakes Lease following Section 2.6:

2.7           Additional Minimum Rent. Lessee shall pay to Lessor as additional minimum rent, without notice, demand, set off or counterclaim, in advance, the annual sum set forth on Schedule 1 attached hereto under the heading “Additional Minimum Rent” for the Great Lakes Lease (the “Additional Minimum Rent”), payable in advance in equal, consecutive monthly installments, beginning with the first payment due on April 1, 2009, and continuing on the first day of each calendar month thereafter until the final payment due on April 1, 2011. The Additional Minimum Rent shall be payable to Lessor in the same manner and location as the Minimum Rent.

2.2           The first sentence of Section 15.2 of the Great Lakes Lease is amended by inserting after the word “thereafter” in the second line thereof, the following phrase: “so long as such Event of Default is continuing.”

2.3           Section 15.2 of the Great Lakes Lease is amended by deleting the last full unnumbered paragraph thereof and substituting the following new subsections (c), (d) and (e) therefor:

(c)          The rights and remedies of Lessor under subsections (a) and (b) of this Section 15.2 are cumulative, and except as expressly provided otherwise in Section 15.2(d) and Section 15.2(e) below, pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law or equity. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default.

(d)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, the remedies available to Lessor pursuant to Section 15.2(b) above shall only be available upon the occurrence of a Special Default Event (as defined below). The parties specifically agree that Lessor shall not be entitled to terminate this Lease if any Event of Default other than a Special Default Event shall have occurred and be continuing. The parties further agree that notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, if an Event of Default under Section 15.1(f) has occurred and is continuing, the sole and exclusive remedy of Lessor shall be to collect from Lessee all actual damages incurred by Lessor as a result of such Event of Default. As used herein, the term “Special Default Event” means, individually and collectively, (i) the occurrence of an Event of Default pursuant to Section 15.1 arising out of a default or breach of a Payment Obligation (as defined below) by Lessee, (ii) the failure of Lessee to satisfy any final, unsecured and unappealable judgment arising out of this Lease which is rendered by a court of competent jurisdiction. As used herein, the term “Payment Obligation” means any obligation from time to time owing by Lessee under this Lease, which obligation can be satisfied with the payment of money, including any Rent, fees, costs or charges that would accrue but for the provisions of U.S. Bankruptcy Code, after any bankruptcy or insolvency petition is filed thereunder.

(e)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, so long as no Special Default Event has occurred and is continuing, then the remedies available to Lessor hereunder upon the occurrence of an Event of Default related to Lessee’s breach of the continuous operations covenant in Section 6.2(c) of this Lease shall be limited to the remedies described in Section 15.2(a) above (it being understood that in such instance, Lessee will cooperate with Lessor in its efforts to secure a sublease for the Leased Property for use that is consistent with the Primary Intended Use, which cooperation by Lessee will include taking the actions described in Section 35.8(c) of this Lease as to any sublessee).

2.4           Article XIX of the Great Lakes Lease is re-titled as “ABANDONMENT; OPTION TO PURCHASE”.

2.5           Section 19.3 of the Great Lakes Lease is amended by making the current paragraph subsection (a) and the following subsection (b) is added to Section 19.3 immediately following subsection (a):

(b)          In the event Lessee elects to purchase the Leased Properly pursuant to Section 19.4, then on the last day of the Term, or the next Business Day if the last day of the Term is not a Business Day, Lessor shall, upon receipt from Lessee of the purchase price provided for in Section 19.4 and any Rent or other sums then due and payable under this Lease (excluding the installment of Minimum Rent due on the date of conveyance), convey the Leased Property to Lessee on such date in accordance with the provisions of Article XVII and this Lease shall thereupon terminate as to the Leased Property.

2.6           The Great Lakes Lease is hereby amended by adding the following Section 19.4 immediately following the end of Section 19.3:

19.4         Option to Purchase the Leased Property. So long as no Event of Default shall have occurred that is continuing, Lessee shall have the option to purchase Lessor’s leasehold estate in the Leased Property under the Ground Lease pursuant to the terms and conditions set forth in this Article XIX at the end of the Fixed Term and at the end of each Extended Term upon at least 180 days’ prior written notice to Lessor for a purchase price equal to the greater of the following (such greater amount referred to herein as the “Minimum Repurchase Price”): (i) the Fair Market Value Purchase Price or (ii) the sum of (A) the amount set forth as the “Floor Amount” for the Great Lakes Lease on Schedule 2 attached hereto plus (B) the cost of any Capital Additions to the Leased Property financed by Lessor pursuant to the terms of Article IX; plus (C) any sums disbursed by Lessor or its Affiliates, with the prior written consent of Lessee, in connection with the purchase of the fee interest in the Leased Property from the Ground Landlord (as defined below); provided that the foregoing option to purchase shall be subject and subordinate to the right of first refusal in favor of the Ground Landlord pursuant to Section 8 of the Ground Lease. The option to purchase granted hereby (1) is subject to the prior written consent of the Ground Landlord and (2) will expire and be of no further force and effect upon the occurrence of either of the following events: (i) the expiration of the Fixed Term and each Extended Term or the earlier termination of this Lease or (ii) the exercise by the Ground Landlord of its option to purchase the Facility set forth in Section 8 of the Ground Lease. As used herein, the term “Ground Landlord” shall mean the lessor under the Ground Lease, Regional Medical Services, Inc. as attorney-in- fact for Bayside Development Corporation, a Pennsylvania corporation, and its successors and assigns.

2.7           Sections 24(a) and 24(b) are hereby deleted in their entirety and the following Sections (a) and (b) are substituted therefor:

(a)          At any time and from time to time within 20 days following written request by Lessor, Lessee will furnish to Lessor an Officer’s Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer’s Certificate furnished pursuant to this Article may be relied upon by Lessor and any prospective purchaser of the Leased Properly.

(b)          Unless specifically prohibited at any time by a Legal Requirement, Lessee will furnish, or cause to be furnished, the following information to Lessor within the periods indicated; provided that Lessor shall keep confidential items furnished hereunder which are not generally available to the public:

(i)          within 30 days after the end of each Fiscal Year, an Officer’s Certificate stating that to the best of the signer’s knowledge and belief, Lessee is not in default in the performance or observance of any of the terms of this Lease or any loan or credit facility which by its terms would permit an outstanding balance equal to or greater than $50,000,000, or, if Lessee shall be in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same;

(ii)         within 30 days after the end of each calendar quarter, unaudited Facility Financial Statements for such calendar quarter, certified by Lessee to Lessor;

(iii)        within 90 days after the end of each Fiscal Year, unaudited Facility Financial Statements for the most recently ended Fiscal Year certified by Lessee to Lessor,

(iv)        within 150 days after written request by Lessor following the occurrence of an Event of Default, audited financial statements of Lessee, it being understood that the public availability of Lessee’s audited financial statements on a source such as EDGAR shall constitute satisfaction of Lessee’s obligation to cause such statements to be furnished hereunder; and

(v)         with reasonable promptness, such other information respecting the operation of the Facility and the financial condition, affairs and properties of Lessee (other than audited financial statements) as Lessor may reasonably request from time to time or as may be required by a Facility Mortgagee.

2.8           Article XXXIV is hereby deleted in its entirety, and the following Article XXXIV is substituted therefor:

34.1         Options to Extend the Term. So long as no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for two consecutive five-year periods (each period, an “Extended Term”) for a maximum possible Term of 24 years and approximately 4 months, by giving written notice to Lessor of each such extension not later than August 31, 2008, for the first Extended Term and August 31, 2013 for the second Extended Term; provided, however, the Term of this Lease shall not extend beyond the term of the Ground Lease (Lessor acknowledging the requirement that it obtain an extension of the term of the Ground Lease as set forth below) unless Lessor purchases the fee interest in the Leased Property from Ground Landlord, and subject, however, to the provisions of Section 13.7 hereof. Lessor agrees to use its best efforts to provide Lessee with prior written notice at least 90 days prior to the foregoing dates. Upon receipt of the notice to extend from Lessee, Lessor shall provide the notice necessary to extend the term of the Ground Lease pursuant to the terms of Section 2 of the Ground Lease. Lessee may not exercise its option for more than one Extended Term at a time. Lessor hereby acknowledges that Lessee has timely exercised its renewal option for the first Extended Term and that such Extended Term will commence on August 1, 2009. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent shall be determined in accordance with Section 34.2 or 34.3, as the case maybe.

34.2         Minimum Rent for the First Year of the First Extended Term. The Minimum Rent for the first lease year of the first Extended Term shall be $1,550,000, as such Minimum Rent shall continue to be adjusted throughout such Extended Term pursuant to Section 2.1(b) hereof.

34.3         Minimum Rent for the First Year of any other Extended Term. The Minimum Rent for the first lease year of the second Extended Term shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 90% of the Minimum Rent in effect immediately before the beginning of such Extended Term, as such Minimum Rent shall continue to be adjusted throughout each such. Extended Term pursuant to Section 2.1(b) hereof.

2.9            Section 35.8 of the Great Lakes Lease is hereby deleted in its entirety, and the following Section 35.8 is substituted therefor:

35.8        Transfer of Operations and Licenses.

(a)          Operation of Facility at End of Term. Upon the expiration of the Term or upon, the earlier termination of this Lease and if requested by Lessor, Lessee agrees to (i) continue to manage the operations of the Facility as manager and not as lessee for a period of up to 180 days, (ii) remit to Lessor on a monthly basis the ‘‘rent” for the Facility in an amount equal to the cash flow after payment of all expenses (including the management fee) for the Facility (pro-rated through the date of transfer to a new operator), and (iii) provide Lessor with written reports regarding the results of operations for the Facility on a monthly basis. Lessor agrees that it will use all reasonable efforts to prepare to operate the Facility upon expiration or earlier termination of the Term so that the management assistance of Lessee is not needed by Lessor hereunder.

(b)          Management Fee. In the event that Lessee is required to manage the Facility pursuant to Section 35.8(a) above, Lessor agrees to pay Lessee a monthly management fee equal to the greater of (i) 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month or (ii) $100,000; provided, however, that if Lessee is required to manage the Facility pursuant to Section 35.8(a) as a result of a Special Default Event hereunder, the monthly management fee to be paid by Lessor to Lessee under this Section 35.8(b) will be 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month.

(c)          Cooperation. At the end of the Term or any early expiration of this Lease, Lessee agrees to cooperate with Lessor in the transfer of the financial responsibility and operations of the Facility to a new operator or operators, including the good faith negotiation, execution, and delivery of such operations transfer agreements, assignment agreements and bills of sale as are reasonably necessary to effect such transfer. In conjunction with such cooperation, Lessee shall take all action reasonably necessary to effect or useful in effecting the transfer to Lessor’s nominee of any certificate of need or license from the Pennsylvania Department of Health Services or other governmental authority regulating the use of the Facility and all service contracts, which, in either case, may be necessary or useful in the operation of the Facility by Lessor’s nominee for the Primary Intended Use.

2.10         Section 36.1 of the Great Lakes Lease is amended by adding the following definition for “Facility Financial Statements” immediately following the definition of “Facility:” “Facility Financial Statements” means for the Facility, as to a specific period, the Detailed Income Statement containing revenue and expenses (in reasonable detail), EBITDA, EBITDAR and operating statistics (to include, at a minimum, inpatient days, discharges, outpatient visits and licensed beds), all presented for the period, quartar-to-date and year-to-date.

2.11         Section 36.1 of the Great Lakes Lease is hereby amended by deleting the definitions of “Fair Market Rental Value,” “Minimum Repurchase Price” and “Rent” and substituting the following definitions of “Fair Market Rental Value”, “Minimum Repurchase Price” and “Rent”, respectively, therefor:

“Fair Market Rental Value” means the fair market rental value of the Leased Property or any Substitute Property determined as of the date of the appraisal pursuant to Article XXVIII, (a) assuming the same is unencumbered by this Lease, and (b) determined in accordance with the appraisal procedures set forth in Article XXVIII or in such other manner as shall be mutually acceptable to Lessor and Lessee and (c) not taking into account any reduction in value resulting from an indebtedness to which the Leased Property or Substitute Property may be subject and (d) not including the value of any Capital Additions to the Leased Property financed by Lessee pursuant to the terms of Article IX.

“Minimum Repurchase Price” has the meaning set forth in Section 19.4

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent, the Additional Minimum Rent and the Additional Charges.

3.          Amendments and Agreements to the Mechanicsburg Lease. The Mechanicsburg Lease is confirmed and amended, effective as of the Effective Date, as follows:

3.1           The following Section 2.7 is added to the Mechanicsburg Lease following Section 2.6:

2.7           Additional Minimum Rent. Lessee shall pay to Lessor as additional minimum rent, without notice, demand, set off or counterclaim, in advance, the annual sum set forth on Schedule 1 attached hereto under the heading “Additional Minimum Rent” for the Mechanicsburg Lease (the “Additional Minimum Rent”), payable in advance in equal, consecutive monthly installments, beginning with the first payment due on April 1, 2009, and continuing on the first day of each calendar month thereafter until the final payment due on April 1, 2011. The Additional Minimum Rent shall be payable to Lessor in the same manner and location as the Minimum Rent.

3.2            The first sentence of Section 15.2 of the Mechanicsburg Lease is amended by inserting after the word “thereafter” in the second line thereof, the following phrase: “so long as such Event of Default is continuing.”

3.3           Section 15.2 of the Mechanicsburg Lease is amended by deleting the last full unnumbered paragraph thereof and substituting the following new subsections (c), (d) and (e) therefor:

(c)          The rights and remedies of Lessor under subsections (a) and (b) of this Section 15.2 are cumulative, and except as expressly provided otherwise in Section 15.2(d) and Section 15.2(e) below, pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law or equity. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default.

(d)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, the remedies available to Lessor pursuant to Section 15.2(b) above shall only be available upon the occurrence of a Special Default Event (as defined below). The parties specifically agree that Lessor shall not be entitled to terminate this Lease if any Event of Default other than a Special Default Event shall have occurred and be continuing. The parties further agree that notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, if an Event of Default under Section 15.1(f) has occurred and is continuing, the sole and exclusive remedy of Lessor shall be to collect from Lessee all actual damages incurred by Lessor as a result of such Event of Default. As used herein, the term “Special Default Event” means, individually and collectively, (i) the occurrence of an Event of Default pursuant to Section 15.1 arising out of a default or breach of a Payment Obligation (as defined below) by Lessee, (ii) the failure of Lessee to satisfy any final, unsecured and unappealable judgment arising out of this Lease which is rendered by a court of competent jurisdiction. As used herein, the term “Payment Obligation” means any obligation from time to time owing by Lessee under this Lease, which obligation can be satisfied with the payment of money, including any Rent, fees, costs or charges that would accrue but for the provisions of U.S. Bankruptcy Code, after any bankruptcy or insolvency petition is filed thereunder.

(e)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, so long as no Special Default Event has occurred and is continuing, then the remedies available to Lessor hereunder upon the occurrence of an Event of Default related to Lessee’s breach of the continuous operations covenant in Section 6.2(c) of this Lease shall be limited to the remedies described in Section 15.2(a) above (it being understood that in such instance, Lessee will cooperate with Lessor in its efforts to secure a sublease for the Leased Property for use that is consistent with the Primary Intended Use, which cooperation by Lessee will include taking the actions described in Section 35.8(c) of this Lease as to any sublessee).

3.4           Article XIX of the Mechanicsburg Lease is re-titled as “ABANDONMENT OPTION TO PURCHASE”.

3.5           Section 19.3 of the Mechanicsburg Lease is amended by making the current paragraph subsection (a) and the following subsection (b) is added to Section 19.3 immediately following subsection (a):

(b)          In the event Lessee elects to purchase the Leased Property pursuant to Section 19.4, then on the last day of the Term, or the next Business Day if the last day of the Term is not a Business Day, Lessor shall, upon receipt from Lessee of the purchase price provided for in Section 19.4 and any Rent or other sums then due and payable under this Lease (excluding the installment of Minimum Rent due on the date of conveyance), convey the Leased Property to Lessee on such date in accordance with the provisions of Article XVII and this Lease shall thereupon terminate as to the Leased Property.

3.6           The Mechaniesburg Lease is hereby amended by adding the following Section 19.4 immediately following the end of Section 19.3:

19.4         Option to Purchase the Leased Property. So long as no Event of Default shall have occurred that is continuing, Lessee shall have the option to purchase Lessor’s leasehold estate in the Leased Property under the Ground Lease pursuant to the terms and conditions set forth in this Article XIX at the end of the Fixed Term and at the end of each Extended Term upon at least 180 days’ prior written notice to Lessor for a purchase price equal to the greater of the following (such greater amount referred to herein as the “Minimum Repurchase Price”): (i) the Fair Market Value Purchase Price or (ii) the sum of (A) the amount set forth as the “Floor Amount” for the Mechanicsburg Lease on Schedule 2 attached hereto plus (B) the cost of any Capital Additions to the Leased Property financed by Lessor pursuant to the terms of Article IX plus (C) any sums disbursed by Lessor or its Affiliates, with the prior written consent of Lessee, in connection with the purchase of the fee interest in the Leased Property from the Ground Landlord (as defined below). The option to purchase granted hereby (1) is subject to the prior written consent of the Ground Landlord and (2) will expire and be of no further force and effect upon the expiration of the Fixed Term and each Extended Term or the earlier termination of this Lease. As used herein, the term “Ground Landlord” shall mean the lessor under the Ground Lease, Healthland, Incorporated, a Pennsylvania corporation, and its successors and assigns.

3.7           Sections 24(a) and 24(b) are hereby deleted in their entirely and the following Sections (a) and (b) are substituted therefor:

(a)          At any time and from time to time within 20 days following written request by Lessor, Lessee will furnish to Lessor an Officer’s Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer’s Certificate furnished pursuant to this Article may be relied upon by Lessor and any prospective purchaser of the Leased Property.

(b)          Unless specifically prohibited at any time by a Legal Requirement Lessee will furnish, or cause to be furnished, the following information to Lessor within the periods indicated; provided that Lessor shall keep confidential items furnished hereunder which are not generally available to the public:

(i)          within 30 days after the end of each Fiscal Year, an Officer’s Certificate stating that to the best of the signer’s knowledge and belief, Lessee is not in default in the performance or observance of any of the terms of this Lease or any loan or credit facility which by its terms would permit an outstanding balance equal to or greater than $50,000,000, or, if Lessee shall be in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same;

(ii)         within 30 days after the end of each calendar quarter, unaudited Facility Financial Statements for such calendar quarter, certified by Lessee to Lessor,

(iii)        within 90 days after the end of each Fiscal Year, unaudited Facility Financial Statements for the most recently ended Fiscal Year certified by Lessee to Lessor,

(iv)        within 150 days after written request by Lessor following the occurrence of an Event of Default, audited financial statements of Lessee, it being understood that the public availability of Lessee’s audited financial statements on a source such as EDGAR shall constitute satisfaction of Lessee’s obligation to cause such statements to be furnished hereunder, and

(v)         with reasonable promptness, such other information respecting the operation of the Facility and the financial condition, affairs and properties of Lessee (other than audited financial statements) as Lessor may reasonably request from time to time or as may be required by a Facility Mortgagee.

3.8           Article XXXIV is hereby deleted in its entirely, and the following Article XXXIV is substituted therefor:

34.1         Options to Extend the Term. So long as no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for two consecutive five-year periods (each period, an “Extended Term”) for a maximum possible Term of 25 years, by giving written notice to Lessor of each such extension not later than November 30, 2010, for the first Extended Term and November 30, 2015, for the second Extended Term; provided, however, the Term of this Lease shall not extend beyond the term of the Ground Lease (Lessor acknowledging the requirement that it obtain an extension of the term of the Ground Lease as set forth below) unless Lessor purchases the fee interest in the Leased Property from Ground Landlord, and subject, however, to the provisions of Section 13.7 hereof. Lessor agrees to use its best efforts to provide Lessee with prior written notice at least 90 days prior to the foregoing dates. Upon receipt of the notice to extend from Lessee, Lessor shall provide the notice necessary to extend the term of the Ground Lease pursuant to the terms of Section 2 of the Ground Lease. Lessee may not exercise its option for more than one Extended Term at a time. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent shall be determined in accordance with Section 34.2 or 34.3, as the case may be.

34.2         Minimum Rent for the First Year of the First Extended Term. The Minimum Rent for the first lease year of the first Extended Term shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 85% of the Minimum Rent in effect at the end of the Fixed Term, as such Minimum Rent shall continue to be adjusted throughout such Extended Term pursuant to Section 2.1(b) hereof

34.3         Minimum Rent for the First Year of any other Extended Term. The Minimum Rent for the first lease year of the second Extended Term shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 90% of the Minimum Rent in effect immediately before the beginning of such Extended Term, as such Minimum Rent shall continue to be adjusted throughout each such Extended Term pursuant to Section 2.1(b) hereof

3.9           Section 35.8 of the Mechanicsburg Lease is hereby deleted in its entirely, and the following Section 35.8 is substituted therefor:

35.8          Transfer of Operations and Licenses.

(a)          Operation of Facility at End of Term. Upon the expiration of the Term or upon the earlier termination of this Lease and if requested by Lessor, Lessee agrees to (i) continue to manage the operations of the Facility as manager and not as lessee for a period of up to 180 days, (ii) remit to Lessor on a monthly basis the “rent” for the Facility in an amount equal to the cash flow after payment of all expenses (including the management fee) for the Facility (pro-rated through the date of transfer to a new operator), and (iii) provide Lessor with written reports regarding the results of operations for the Facility on a monthly basis. Lessor agrees that it will use all reasonable efforts to prepare to operate the Facility upon expiration or earlier termination of the Term so that the management assistance of Lessee is not needed by Lessor hereunder.

(b)          Management Fee. In the event that Lessee is required to manage the Facility pursuant to Section 35.8(a) above, Lessor agrees to pay Lessee a monthly management fee equal to the greater of (i) 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month or (ii) $100,000; provided, however, that if Lessee is required to manage the Facility pursuant to Section 35.8(a) as a result of a Special Default Event hereunder, the monthly management fee to be paid by Lessor to Lessee under this Section 35.8(b) will be 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month.

(c)          Cooperation. At the end of the Term or any early expiration of this Lease, Lessee agrees to cooperate with Lessor in the transfer of the financial responsibility and operations of the Facility to a new operator or operators, including the good faith negotiation, execution, and delivery of such operations transfer agreements, assignment agreements and bills of sale as are reasonably necessary to effect such transfer. In conjunction with such cooperation, Lessee shall take all action reasonably necessary to effect or useful in effecting the transfer to Lessor’s nominee’ of any certificate of need or license from the Pennsylvania Department of Health Services or other governmental authority regulating the use of the Facility and all service contracts, which, in either case, may be necessary or useful in the operation of the Facility by Lessor’s nominee for the Primary Intended Use.

3.10         Section 36.1 of the Mechanicsburg Lease is amended by adding the following definition for “Facility Financial Statements” immediately following the definition of “Facility:”

“Facility Financial Statements” means for the Facility, as to a specific period, the Detailed Income Statement containing revenue and expenses (in reasonable detail), EBITDA, EBITDAR and operating statistics (to include, at a minimum, inpatient days, discharges, outpatient visits and licensed beds), all presented for the period, quarter-to-date and year-to-date.

3.11         Section 36.1 of the Mechanicsburg Lease is hereby amended by deleting the definitions of “Fair Market Rental Value”, “Minimum Repurchase Price” and “Rent” and substituting the following definitions of “Fair Market Rental Value”, “Minimum Repurchase Price” and “Rent”, respectively, therefor:

“Fair Market Rental Value” means the fair market rental value of the Leased Property or any Substitute Property determined as of the date of the appraisal pursuant to Article XXVIII, (a) assuming the same is unencumbered by this Lease, and (b) determined in accordance with the appraisal procedures set forth in Article XXVIII or in such other manner as shall be mutually acceptable to Lessor and Lessee and (c) not taking into account any reduction in value resulting from an indebtedness to which the Leased Property or Substitute Property may be subject and (d) not including the value of any Capital Additions to the Leased Property financed by Lessee pursuant to the terms of Article IX.

“Minimum Repurchase Price” has the meaning set forth in Section 19.4.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent, the Additional Minimum Rent and the Additional Charges.

4.          Amendments and Agreements to the Altoona Lease. The Altoona Lease is confirmed and amended, effective as of the Effective Date, as follows:

4.1           The following Section 2.7 is added to the Altoona Lease following Section 2.6:

2.7           Additional Minimum Rent. Lessee shall pay to Lessor as additional minimum rent, without notice, demand, set off or counterclaim, in advance, the annual sum set forth on Schedule 1 attached hereto under the heading “Additional Minimum Rent” for the Altoona Lease (the “Additional Minimum Rent”), payable in advance in equal, consecutive monthly installments, beginning with the first payment due on April 1, 2009, and continuing on the first day of each calendar month thereafter until the final payment due on April 1, 2011. The Additional Minimum Rent shall be payable to Lessor in the same manner and location as the Minimum Rent.

4.2           The first sentence of Section 15.2 of the Altoona Lease is amended by inserting after the word “thereafter” in the second line thereof, the following phrase: “so long as such Event of Default is continuing.”

4.3           Section 15.2 of the Altoona Lease is amended by deleting the last full unnumbered paragraph thereof and substituting the following new subsections (c), (d) and (e) therefor:

(c)          The rights and remedies of Lessor under subsections (a) and (b) of this Section 15.2 are cumulative, and except as expressly provided otherwise in Section 15.2(d) and Section 15.2(e) below, pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law or equity. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default.

(d)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, the remedies available to Lessor pursuant to Section 15.2(b) above shall only be available upon the occurrence of a Special Default Event (as defined below). The parties specifically agree that Lessor shall not be entitled to terminate this Lease if any Event of Default other than a Special Default Event shall have occurred and be continuing. The parties further agree that notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, if an Event of Default under Section 15.1(f) has occurred and is continuing, the sole and exclusive remedy of Lessor shall be to collect from Lessee all actual damages incurred by Lessor as a result of such Event of Default. As used herein, the term “Special Default Event” means, individually and collectively, (i) the occurrence of an Event of Default pursuant to Section 15.1 arising out of a default or breach of a Payment Obligation (as defined below) by Lessee, (ii) the failure of Lessee to satisfy any final, unsecured and unappealable judgment arising out of this Lease which is rendered by a court of competent jurisdiction. As used herein, the term “Payment Obligation” means any obligation from time to time owing by Lessee under this Lease, which obligation can be satisfied with the payment of money, including any Rent, fees, costs or charges that would accrue but for the provisions of U.S. Bankruptcy Code, after any bankruptcy or insolvency petition is filed thereunder.

(e)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, so long as no Special Default Event has occurred and is continuing, then the remedies available to Lessor hereunder upon the occurrence of an Event of Default related to Lessee’s breach of the continuous operations covenant in Section 6.2(c) of this Lease shall be limited to the remedies described in Section 15.2(a) above (it being understood that in such instance, Lessee will cooperate with Lessor in its efforts to secure a sublease for the Leased Property for use that is consistent with the Primary Mended Use, which cooperation by Lessee will include taking the actions described in Section . 35.8(c) of this Lease as to any sublessee).

4.4           Sections 24(a) and 24(b) are hereby deleted in their entirely and the following Sections (a) and (b) are substituted therefor:

(a)          At any time and from time to time within 20 days following written request by Lessor, Lessee will furnish to Lessor an Officer’s Certificate certifying that this Lease is unmodified and in fell force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer’s Certificate furnished pursuant to this Article may be relied upon by Lessor and any prospective purchaser of the Leased Property.

(b)          Unless specifically prohibited at any time by a Legal Requirement, Lessee will furnish, or cause to be furnished, the following information to Lessor within the periods indicated; provided that Lessor shall keep confidential items furnished hereunder which are not generally available to the public:

(i)          within 30 days after the end of each Fiscal Year, an Officer’s Certificate stating that to the best of the signer’s knowledge and belief, Lessee is not in default in the performance or observance of any of the terms of this Lease or any loan or credit facility which by its terms would permit an outstanding balance equal to or greater than $50,000,000, or, if Lessee shall be in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same;

(ii)         within 30 days after the end of each calendar quarter, unaudited Facility Financial Statements for such calendar quarter, certified by Lessee to Lessor;

(iii)          within 90 days after the end of each Fiscal Year, unaudited Facility Financial Statements for the most recently ended Fiscal Year certified by Lessee to Lessor,

(iv)        within 150 days after written request by Lessor following the occurrence of an Event of Default, audited financial statements of Lessee, it being understood that the public availability of Lessee’s audited financial statements on a source such, as EDGAR shall constitute satisfaction of Lessee’s obligation to cause such, statements to be furnished hereunder, and

(v)         with reasonable promptness, such other information respecting the operation of the Facility and the financial condition, affairs and properties of Lessee (other than audited financial statements) as Lessor may reasonably request from time to time or as may be required by a Facility Mortgagee.

4.5           Section 35.8 of the Altoona Lease is hereby deleted in its entirety, and the following Section 35.8 is substituted therefor;

35.8         Transfer of Operations and Licenses.

(a)          Operation of Facility at End of Term. Upon the expiration of the Term or upon the earlier termination of this Lease and if requested by Lessor, Lessee agrees to (i) continue to manage the operations of the Facility as manager and not as lessee for a period of up to 180 days, (ii) remit to Lessor on a monthly basis the “rent” for the Facility in an amount equal to the cash flow after payment of all expenses (including the management fee) for the Facility (pro-rated through the date of transfer to a new operator), and (iii) provide Lessor with written reports regarding the results of operations for the Facility on a monthly basis. Lessor agrees that it will use all reasonable efforts to prepare to operate the Facility upon expiration or earlier termination of the Term so that the management assistance of Lessee is not needed by Lessor hereunder.

(b)          Management Fee. In the event that Lessee is required to manage the Facility pursuant to Section 35.8(a) above, Lessor agrees to pay Lessee a monthly management fee equal to the greater of (i) 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month or (ii) $100,000; provided, however, that if Lessee is required to manage the Facility pursuant to Section 35.8(a) as a result of a Special Default Event hereunder, the monthly management fee to be paid by Lessor to Lessee under this Section 35.8(b) will be 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month.

(c)          Cooperation. At the end of the Term or any early expiration of this Lease, Lessee agrees to cooperate with Lessor in the transfer of the financial responsibility and operations of the Facility to a new operator or operators, including the good faith negotiation, execution, and delivery of such operations transfer agreements, assignment agreements and bills of sale as are reasonably necessary to effect such transfer. In conjunction with such cooperation, Lessee shall take all action reasonably necessary to effect or useful in effecting the transfer to Lessor’s nominee of any certificate of need or license from the Pennsylvania Department of Health Services or other governmental authority regulating the use of the Facility and all service contracts, which, in either case, may be necessary or useful in the operation of the Facility by Lessor’s nominee for the Primary Intended Use.

4.6           Section 36.1 of the Altoona Lease is amended by adding the following definition for “Facility Financial Statements” immediately following the definition of “Facility.”

“Facility Financial Statements” means for the Facility, as to a specific period, the Detailed Income Statement containing revenue and expenses (in reasonable detail), EBITDA, EBITDAR and operating statistics (to include, at a minimum, inpatient days, discharges, outpatient visits and licensed beds), all presented for the period, quarter-to-date and year-to-date.

4.7           Section 36.1 of the Altoona Lease is hereby amended by deleting the definitions of “Fair Market Rental Value” and ‘‘Rent” and substituting the following definitions of “Fair Market Rental Value” and “Rent”, respectively, therefor:

“Fair Market Rental Value” means the fair market rental value of the leased Property or any Substitute Property determined as of the date of the appraisal pursuant to Article XXVIII, (a) assuming the same is unencumbered by this Lease, and (b) determined in accordance with the appraisal procedures set forth in Article XXVIII or in such other manner as shall be mutually acceptable to Lessor and Lessee and (c) not taking into account any reduction in value resulting from an indebtedness to which the Leased Property or Substitute Property may be subject and (d) not including the value of any Capital Additions to the Leased Property financed by Lessee pursuant to the terms of Article IX.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent, the Additional Minimum Rent and the Additional Charges.

5.          Amendments and Agreements to the Pittsburgh Lease. The Pittsburgh Lease is confirmed and amended, effective as of the Effective Date, as follows:

5.1          The following Section 2.7 is added to the Pittsburgh Lease following Section 2.6:

2.7           Additional Minimum Rent. Lessee shall pay to Lessor as additional minimum rent, without notice, demand, set off or counterclaim, in advance, the annual sum set forth on Schedule 1 attached hereto under the heading “Additional Minimum Rent” for the Pittsburgh Lease (the “Additional Minimum Rent”), payable in advance in equal, consecutive monthly installments, beginning with the first payment due on April 1, 2009, and continuing on the first day of each calendar month thereafter until the final payment due on April 1, 2011. The Additional Minimum Rent shall be payable to Lessor in the same manner and location as the Minimum Rent.

5.2           The fust sentence of Section 15.2 of the Pittsburgh Lease is amended by inserting after the word “thereafter” in the second line thereof, the following phrase: “so long as such Event of Default is continuing.”

5.3           Section 15.2 of the Pittsburgh Lease is amended by deleting the last full unnumbered paragraph thereof and substituting the following new subsections (c), (d) and (e) therefor:

(c)          The rights and remedies of Lessor under subsections (a) and (b) of this Section 15.2 are cumulative, and except as expressly provided otherwise in Section 15.2(d) and Section 15.2(e) below, pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law or equity. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default.

(d)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, the remedies available to Lessor pursuant to Section 15.2(b) above shall only be available upon the occurrence of a Special Default Event (as defined below). The parties specifically agree that Lessor shall not be entitled to terminate this Lease if any Event of Default other than a Special Default Event shall have occurred and be continuing. The parties further agree that notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, if an Event of Default under Section 15.1(f) has occurred and is continuing, the sole and exclusive remedy of Lessor shall be to collect from Lessee all actual damages incurred by Lessor, as a result of such Event of Default. As used herein, the term “Special Default Event” means, individually and collectively, (i) the occurrence of an Event of Default pursuant to Section 15.1 arising out of a default or breach of a Payment Obligation (as defined below) by Lessee, (ii) the failure of Lessee to satisfy any final, unsecured and unappealable judgment arising out of this Lease which is rendered by a court of competent jurisdiction. As used herein, the term “Payment Obligation’’ means any obligation from time to time owing by Lessee under this Lease, which obligation can be satisfied with the payment of money, including any Rent, fees, costs or charges that would accrue but for the provisions of U.S. Bankruptcy Code, after any bankruptcy or insolvency petition is filed thereunder.

(e)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, so long as no Special Default Event has occurred and is continuing, then the remedies available to Lessor hereunder upon the occurrence of an Event of Default related to Lessee’s breach of the continuous operations covenant in Section 6.2(c) of this Lease shall be limited to the remedies described, in Section 15.2(a) above (it being understood that in such instance, Lessee will cooperate with Lessor in its efforts to secure a sublease for the Leased Properly for use that is consistent with the Primary Intended Use, which cooperation by Lessee will include taking the actions described in Section 3 5.8(c) of this Lease as to any sublessee).

5.4           Article 19 of the Pittsburgh Lease is re-titled as “ABANDONMENT; OPTION TO PURCHASE”.

5.5           Section 19.3 of the Pittsburgh Lease is amended by making the current paragraph subsection (a) and the following subsection (b) is added to Section 19.3 immediately following subsection (a):

(b)          In the event Lessee elects to purchase the Leased Property pursuant to Section 19.4, then on the last day of the Term, or the next Business Day if the last day of the Term is not a Business Day, Lessor shall, upon receipt from Lessee of the purchase price provided for in Section 19.4 and any Rent or other sums then due and payable under this Lease (excluding the installment of Minimum Rent due on the date of conveyance), convey the Leased Property to Lessee on such date in accordance with the provisions of Article 17 and this Lease shall thereupon terminate as to the Leased Property.

5.6           The Pittsburgh Lease is hereby amended by adding the following Section 19.4 immediately following the end of Section 19.3:

19.4         Option to Purchase the Leased Property. So long as no Event of Default shall have occurred that is continuing, Lessee shall have the option to purchase Lessor’s leasehold estate in the Leased Property under the Ground Lease pursuant to the terms and conditions set forth in this Article 19 at the end of the Initial Term and at the end of each Extended Term upon at least 180 days’ prior written notice to Lessor for a purchase price equal to the greater of the following (such greater amount referred to herein as the “Minimum Repurchase Price”): (i) the Fair Market Value Purchase Price or (ii) the sum of (A) the amount set forth as the “Floor Amount” for the Pittsburgh Lease on Schedule 2 attached hereto plus (B) the cost of any Capital Additions to the Leased Property financed by Lessor pursuant to the terms of Article 9 plus (C) any sums disbursed by Lessor or its Affiliates, with the prior written consent of Lessee, in connection with the purchase of the fee interest in the Leased Property from the Ground Landlord (as defined below). The option to purchase granted hereby (1) is subject to the prior written consent of the Ground Landlord mid (2) will expire and be of no further force and effect upon the expiration of the Initial Term and each Extended Term or the earlier termination of this Lease. As used herein, the term “Ground Landlord” shall mean the lessor under the Ground Lease, Capital Region. Investments, Inc., a Pennsylvania corporation, and its successors and assigns.

5.7           Sections 24(a) and 24(b) are hereby deleted in their entirety and the following Sections (a) and (b) are substituted therefor:

(a)          At any time and from time to time within 20 days following written request by Lessor, Lessee will furnish to Lessor an Officer’s Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer’s Certificate furnished pursuant to this Article may be relied upon by Lessor and any prospective purchaser of the Leased Properly.

(b)          Unless specifically prohibited at any time by a Legal Requirement, Lessee will furnish, or cause to be furnished, the following information to Lessor within the periods indicated; provided that Lessor shall keep confidential items furnished hereunder which are not generally available to the public:

(i)          within 30 days after the end of each Fiscal Year, an Officer’s Certificate stating that to the best of the signer’s knowledge and belief, Lessee is not in default in the performance or observance of any of the terms of this Lease or any loan or credit facility which by its terms would permit an outstanding balance equal to or greater than $50,000,000, or, if Lessee shall be in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same;

(ii)         within 30 days after the end of each calendar quarter, unaudited Facility Financial Statements for such calendar quarter, certified by Lessee to Lessor;

(iii)        within 90 days after the end of each Fiscal Year, unaudited Facility Financial Statements for the most recently ended Fiscal Year certified by Lessee to Lessor;

(iv)        within 150 days after written request by Lessor following the occurrence of an Event of Default, audited financial statements of Lessee, it being understood that the public availability of Lessee’s audited financial statements on a source such as EDGAR shall constitute satisfaction of Lessee’s obligation to cause such statements to be furnished hereunder; and

(v)         with reasonable promptness, such other information respecting the operation of the Facility and the financial condition, affairs and properties of Lessee (other than audited financial statements) as Lessor may reasonably request from time to time or as may be required by a Facility Mortgagee.

5.8           Article 34 is hereby deleted in its entirety, and the following Article 34 is substituted therefor:

34.1         Options to Extend the Term. So long as no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for three consecutive five-year periods (each period, an “Extended Term”) for a maximum possible Term of 30 years, by giving written notice to Lessor of each such extension not later than January 29, 2012, for the first Extended Term and January 29, 2017, for the second Extended Term and January 29, 2022, for the third Extended Term; provided, however, the Term of this Lease shall not extend beyond the term of the Ground Lease (Lessor acknowledging the requirement that it obtain an extension of the term of the Ground Lease as set forth below) unless Lessor purchases the fee interest in the Leased Property from Ground Landlord, and subject, however, to the provisions of Section 13.7 hereof. Lessor agrees to use its best efforts to provide Lessee with prior written notice at least 90 days prior to the foregoing dates. Upon receipt of the notice to extend from Lessee, Lessor shall provide the notice necessary to extend the term of the Ground Lease pursuant to the terms of Section 2 of the Ground Lease; provided that Lessee may not exercise its option for more than one Extended Term at a time. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent shall be determined in accordance with Section 34.2 or 34.3, as the case may be.

34.2         Minimum Rent for the First Year of the First Extended Term. The Minimum Rent for the first lease year of the first Extended Term shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 85% of the Minimum Rent in effect at the end of the Initial Term, as such Minimum Rent shall continue to be adjusted throughout such Extended Term pursuant to Section 2.1(b) hereof.

34.3         Minimum Rent for the First Year of any other Extended Term. The Minimum Rent for the first lease year of the second and third Extended Terms shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 90% of the Minimum Rent in effect immediately before the beginning of each such Extended Term, as such Minimum Rent shall continue to be adjusted throughout each such Extended Term pursuant to Section 2.1(b) hereof.

5.9           Section 35.8 of the Pittsburgh Lease is hereby deleted in its entirety, and the following Section 35.8 is substituted therefor:

35.8         Transfer of Operations and Licenses.

(a)          Operation of Facility at End of Term. Upon the expiration of the Term or upon the earlier termination of this Lease and if requested by Lessor, Lessee agrees to (i) continue to manage the operations of the Facility as manager and not as lessee for a period of up to 180 days, (ii) remit to Lessor on a monthly basis the “rent” for the Facility in an amount equal to the cash flow after payment of all expenses (including the management fee) for the Facility (pro-rated through the date of transfer to a new operator), and (iii) provide Lessor with written reports regarding the results of operations for the Facility on a monthly basis. Lessor agrees that it will use all reasonable efforts to prepare to operate the Facility upon expiration or earlier termination of the Term so that the management assistance of Lessee is not needed by Lessor hereunder.

(b)          Management Fee. In the event that Lessee is required to manage the Facility pursuant to Section 35.8(a) above, Lessor agrees to pay Lessee a monthly management fee equal to the greater of (i) 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month or (ii) $100,000; provided, however, that if Lessee is required to manage the Facility pursuant to Section 35.8(a) as a result of a Special Default Event hereunder, the monthly management fee to be paid by Lessor to Lessee under this Section 35.8(b) will be 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month.

(c)          Cooperation. At the end of the Term or any early expiration of this Lease, Lessee agrees to cooperate with Lessor in the transfer of the financial responsibility and operations of the Facility to a new operator or operators, including the good faith negotiation, execution, and delivery of such operations transfer agreements, assignment agreements and bills of sale as are reasonably necessary to effect such transfer. In conjunction with such cooperation, Lessee shall take all action reasonably necessary to effect or useful in effecting the transfer to Lessor’s nominee of any certificate of need or license from the Pennsylvania Department of Health Services or other governmental authority regulating the use of the Facility and all service contracts, which, in either case, may be necessary or useful in the operation of the Facility by Lessor’s nominee for the Primary Intended Use.

5.10         Section 36.1 of the Pittsburgh Lease is amended by adding the following definition for “Facility Financial Statements” immediately following the definition of “Facility: “

“Facility Financial Statements” means for the Facility, as to a specific period, the Detailed Income Statement containing revenue and expenses (in reasonable detail), EBITDA, EBITDAR and operating statistics (to include, at a minimum, inpatient days, discharges, outpatient visits and licensed beds), all presented for the period, quaxter-to-date and year-to-date.

5.11         Section 36.1 of the Pittsburgh Lease is hereby amended by deleting the definitions of “Fair Market Rental Value”, “Minimum Repurchase Price” and “Rent” and substituting the following definitions of “Fair Market Rental Value”, “Minimum Repurchase Price” and “Rent”, respectively, therefor:

“Fair Market Rental Value” means the fair market rental value of the Leased Property or any Substitute Property determined as of the date of the appraisal pursuant to Article 28, (a) assuming the same is unencumbered by this Lease, and (b) determined in accordance with the appraisal procedures set forth in Article 28 or in such other manner as shall be mutually acceptable to Lessor and Lessee and (c) not taking into account any reduction in value resulting from an indebtedness to which the Leased Property or Substitute Property may be subject and (d) not including the value of any Capital Additions to the Leased Property financed by Lessee pursuant to the terms of Article 9.

“Minimum Repurchase Price” has the meaning set forth in Section 19.4.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent, the Additional Minimum Rent and the Additional Charges.

6.          Amendments and Agreements to the Montgomery Lease. The Montgomery Lease is confirmed and amended, effective as of the Effective Date, as follows:

6.1           The following Section 2.7 is added to the Montgomery Lease following Section 2.6:

2.7           Additional Minimum Rent. Lessee shall pay to Lessor as additional minimum rent, without notice, demand, set off or counterclaim, in advance, the annual sum set forth on Schedule 1 attached hereto under the heading “Additional Minimum Rent” for the Montgomery Lease (the “Additional Minimum Rent”), payable in advance in equal, consecutive monthly installments, beginning with the first payment due on April 1, 2009, and continuing on the first day of each calendar month thereafter until the final payment due on April 1, 2011. The Additional Minimum Rent shall be payable to Lessor in the same manner and location as the Minimum Rent.

6.2           The first sentence of Section 15.2 of the Montgomery Lease is amended by inserting after the word “thereafter” in the second line thereof, the following phrase: “so long as such Event of Default is continuing.”

6.3           Section 15.2 of the Montgomery Lease is amended by deleting the last full unnumbered paragraph thereof and substituting the following new subsections (c), (d) and (e) therefor:

(c)          The rights and remedies of Lessor under subsections (a) and (b) of this Section 15.2 are cumulative, and except as expressly provided otherwise in Section 15.2(d) and Section 15.2(e) below, pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law or equity. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default.

(d)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, the remedies available to Lessor pursuant to Section 15.2(b) above shall only be available upon the occurrence of a Special Default Event (as defined below). The parties specifically agree that Lessor shall not be entitled to terminate this Lease if any Event of Default other than a Special Default Event shall have occurred and be continuing. The parties further agree that notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, if an Event of Default under Section 15.1(f) has occurred and is continuing, the sole and exclusive remedy of Lessor shall he to collect from Lessee all actual damages incurred by Lessor as a result of such Event of Default. As used herein, the term “Special Default Event” means, individually and coËectively, (i) the occurrence of an Event of Default pursuant to Section 15.1 arising out of a default or breach of a Payment Obligation (as defined below) by Lessee, (ii) the failure of Lessee or Guarantor to satisfy any final, unsecured and unappealable judgment arising out of this Lease or the Guaranty which is rendered by a court of competent jurisdiction. As used herein, the term “Payment Obligation” means any obligation from time to time owing by Lessee under this Lease, which obligation can be satisfied with the payment of money, including any Rent, fees, costs or charges that would accrue but for the provisions of U.S. Bankruptcy Code, after any bankruptcy or insolvency petition is filed thereunder.

(e)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, so long as no Special Default Event has occurred and is continuing, then the remedies available to Lessor hereunder upon the occurrence of an Event of Default under Section 15.10 above that is continuing shall be limited to the remedies described in Section 15.2(a) above (it being understood that in such instance, Lessee will cooperate with Lessor in its efforts to secure a sublease for the Leased Property for use that is consistent with the Primary Intended Use, which cooperation by Lessee will include taking the actions described in Section 35.8(c) of Ms Lease as to any sublessee).

6.4           Article 19 of the Montgomery Lease is re-titled as “ABANDONMENT; OPTION TO PURCHASE”.

6.5           Section 19.3 of the Montgomery Lease is amended by making the current paragraph subsection (a) and the following subsection (b) is added to Section 19.3 immediately following subsection (a):

(b)          In the event Lessee elects to purchase the Leased Property pursuant to Section 19.4, then on the last day of the Term, or the next Business Day if the last day of the Term is not a Business Day, Lessor shall, upon receipt from Lessee of the purchase price provided for in Section 19.4 and any Rent or other sums then due and payable under this Lease (excluding the installment of Minimum Rent due on the date of conveyance), convey the Leased Property to Lessee on such date in accordance with the provisions of Article 17 and this Lease shall thereupon terminate as to the Leased Properly.

6.6           The Montgomery Lease is hereby amended by adding the following Section 19.4 immediately following the end of Section 19.3:

19.4         Option to Purchase the Leased Property. So long as no Event of Default shall have occurred that is continuing, Lessee shall have the option to purchase Lessor’s leasehold estate in the Leased Property under the Ground Lease pursuant to the terms and conditions set forth in this Article 19 at the end of the Initial Term and at the end of each Extended Term upon at least 180 days’ prior written notice to Lessor for a purchase price equal to the greater of the following (such greater amount referred to herein as the “Minimum Repurchase Price”): (i) the Fair Market Value Purchase Price or (ii) the sum of (A) the amount set forth as the “Floor Amount” for the Montgomery Lease on Schedule 2 attached hereto plus (B) the cost of any Capital Additions to the Leased Properly financed by Lessor pursuant to the terms of Article 9 plus (C) any sums disbursed by Lessor or its Affiliates, with the prior written consent of Lessee, in connection with the purchase of the fee interest in the Leased Properly from the Ground Landlord (as defined below). The option to purchase granted hereby (1) is subject to the prior written consent of the Ground Landlord and (2) will expire and be of no further force and effect upon the expiration of the Initial Term and each Extended Term or the earlier termination of this Lease. As used herein, the term “Ground Landlord” shall mean the lessor under the Ground Lease, NLR, Inc., an Alabama corporation, and its successors and assigns.

6.7           Sections 24(a) and 24(b) are hereby deleted in their entirety and the following Sections (a) and (b) are substituted therefor:

(a)          At any time and from time to time within 20 days following written request by Lessor, Lessee will furnish to Lessor an Officer’s Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer’s Certificate furnished pursuant to this Article may be relied upon by Lessor and any prospective purchaser of the Leased Property.

(b)          Unless specifically prohibited at any time by a Legal Requirement, Lessee will furnish, or cause to be furnished, the following information to Lessor within the periods indicated; provided that Lessor shall keep confidential items furnished hereunder which are not generally available to the public:

(i)          within 30 days after the end of each Fiscal Year, an Officer’s Certificate stating that to the best of the signer’s knowledge and belief, Lessee is not in default in the performance or observance of any of the terms of this Lease or any loan or credit facility which by its terms would permit an outstanding balance equal to or greater than $50,000,000, or, if Lessee shall be in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same;

(ii)         within 30 days after the end of each calendar quarter, unaudited Facility Financial Statements for such calendar quarter, certified by Lessee to Lessor;

(iii)        within 90 days after the end of each Fiscal Year, unaudited Facility Financial Statements for the most recently ended Fiscal Year certified by Lessee to Lessor;

(iv)        within 150 days after written request by Lessor following the occurrence of an Event of Default, audited financial statements of the Guarantor, it being understood that the public availability of Guarantor’s audited financial statements on a source such as EDGAR shall constitute satisfaction of Lessee’s obligation to cause such statements to be famished hereunder, and

(v)         with reasonable promptness, such other information respecting the operation of the Facility and the financial condition, affairs and properties of Lessee (other than audited financial statements) as Lessor may reasonably request from time to time or as may be required by a Facility Mortgagee.

6.8           Article 34 is hereby deleted in its entirety, and the following Article 34 is substituted therefor:

34.1         Options to Extend the Term. So long as no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for four consecutive five-year periods (each period, an “Extended Term”) for a maximum possible Term of 35 years, by giving written notice to Lessor of each such extension not later than January 1, 2013, for the first Extended Term and January 1, 2018, for the second Extended Term and January 1, 2023, for the third Extended Term and January 1, 2028, for the fourth Extended Tern; provided, however, the Term of this Lease shall not extend beyond the term of the Ground Lease (Lessor acknowledging the requirement that it obtain an extension of the term of the Ground Lease as set forth below) unless Lessor purchases the fee interest in the Leased Property from Ground Landlord, and subject, however, to the provisions of Section 13.7 hereof. Lessor agrees to use its best efforts to provide Lessee with prior written notice at least 90 days prior to the foregoing dates. Upon receipt of the notice to extend from Lessee, Lessor shall provide the notice necessary to extend the term of the Ground Lease pursuant to the terms of Section 2 of the Ground Lease; provided that Lessee may not exercise its option for more than one Extended Term at a time. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent shall be determined in accordance with Section 34.2 or 34.3, as the case may be.

34.2         Minimum Rent for the First Year of the First Extended Term. The Minimum Rent for the first lease year of the first Extended Team shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 85% of the Minimum Rent in effect at the end of the Initial Term, as such Minimum Rent shall continue to be adjusted throughout such Extended Term pursuant to Section 2.1(b) hereof.

34.3         Minimum Rent for the First Year of any other Extended Term. The Minimum Rent for the first lease year of the second, third and fourth Extended Terms shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 90% of the Minimum Rent in effect immediately before the beginning of each such Extended Term, as such Minimum Rent shall continue to be adjusted throughout each such Extended Term pursuant to Section 2.1(b) hereof

6.9           Section 35.8 of the Montgomery Lease is hereby deleted in its entirety, and the following Section 35.8 is substituted therefor:

35.8         Transfer of Operations and Licenses.

(a)          Operation of Facility at End of Term. Upon the expiration of the Term or upon the earlier termination of this Lease and if requested by Lessor, Lessee agrees to (i) continue to manage the operations of the Facility as manager and not as lessee for a period of up to 180 days, (ii) remit to Lessor on a monthly basis the “rent” fox the Facility in an amount equal to the cash flow after payment of all expenses (including the management fee) for the Facility (pro-rated through the date of transfer to a new operator), and (iii) provide Lessor with written reports regarding the results of operations for the Facility on a monthly basis. Lessor agrees that it will use all reasonable efforts to prepare to operate the Facility upon expiration or earlier termination of the Term so that the management assistance of Lessee is not needed by Lessor hereunder.

(b)          Management Fee. In the event that Lessee is required to manage the Facility pursuant to Section 35.8(a) above, Lessor agrees to pay Lessee a monthly management fee equal to the greater of (i) 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month or (ii) $100,000; provided, however, that if Lessee is required to manage the Facility pursuant to Section 35.8(a) as a result of a Special Default Event hereunder, the monthly management fee to be paid by Lessor to Lessee under this Section 35.8(b) will be 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month.

(c)          Cooperation. At the end of the Term or any early expiration of this Lease, Lessee agrees to cooperate with Lessor in the transfer of the financial responsibility and operations of the Facility to a new operator or operators, including the good faith negotiation, execution, and delivery of such operations transfer agreements, assignment agreements and bills of sale as are reasonably necessary to effect such transfer. In conjunction with such cooperation, Lessee shall take all action reasonably necessary to effect or useful in effecting the transfer to Lessor’s nominee of any certificate of need or license from the Alabama Department of Public Health or other governmental authority regulating the use of the Facility and all service contracts, which, in either case, may be necessary or useful in the operation of the Facility by Lessor’s nominee for the Primary Intended Use.

6.10         Section 36.1 of the Montgomery Lease is amended by adding the following definition for “Facility Financial Statements” immediately following the definition of “Facility: “

“Facility Financial Statements” means for the Facility, as to a specific period, the Detailed Income Statement containing revenue and expenses (in reasonable detail), EBITDA, EBITDAR and operating statistics (to include, at a minimum, inpatient days, discharges, outpatient visits and licensed beds), all presented for the period, quarter-to-date and year-to-date.

6.11         Section 36.1 of the Montgomery Lease is hereby amended by deleting the definitions of “Fair Market Rental Value”, “Minimum Repurchase Price” and “Rent” and substituting the following definitions of “Fair Market Rental Value”, “Minimum Repurchase Price” and “Rent”, respectively, therefor:

“Fair Market Rental Value” means the fair market rental value of the Leased Property or any Substitute Property determined as of the date of the appraisal pursuant to Article 28, (a) assuming the same is unencumbered by this Lease, and (b) determined in accordance with, the appraisal procedures set forth in Article 28 or in such other manner as shall be mutually acceptable to Lessor and Lessee and (c) not taking into account any reduction in value resulting from an indebtedness to which the Leased Property or Substitute Property may be subject and (d) not including the value of any Capital Additions to the Leased Property financed by Lessee pursuant to the terms of Article 9.

“Minimum Repurchase Price” has the meaning set forth, in Section 19.4.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent; the Supplemental Rent, the Additional Minimum Rent and the Additional Charges.

7.          Amendments and Agreements to the Nittany Valley Lease. The Nittany Valley Lease is confirmed and amended, effective as of the Effective Date, as follows:

7.1          The following Section 2.7 is added to the Nittany Valley Lease following Section 2.6:

2.7           Additional Minimum Rent. Lessee shall pay to Lessor as additional minimum rent, without notice, demand, set off or counterclaim, in advance, the annual sum set forth on Schedule 1 attached hereto under the heading “Additional Minimum Rent” for the Nittany Valley Lease (the “Additional Minimum Rent”), payable in advance in equal, consecutive monthly installments, beginning with the first payment due on April 1, 2009, and continuing on the first day of each calendar month thereafter until the final payment due on April 1, 2011. The Additional Minimum Rent shall be payable to Lessor in the same manner and location as the Minimum Rent.

7.2           The first sentence of Section 15.2 of the Nittany Valley Lease is amended by inserting after the word “thereafter” in the second line thereof, the following phrase: “so long as such Event of Default is continuing. “

7.3           Section 15.2 of the Nittany Valley Lease is amended by deleting the last full unnumbered paragraph thereof and substituting the following new subsections (c), (d) and (e) therefor:

(c)          The rights and remedies of Lessor under subsections (a) and (b) of this Section 15.2 are cumulative, and except as expressly provided otherwise in Section 15.2(d) and Section 15.2(e) below, pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law or equity. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default.

(d)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, the remedies available to Lessor pursuant to Section 15.2(b) above shall only be available upon the occurrence of a Special Default Event (as defined below). The parties specifically agree that Lessor shall not be entitled to terminate this Lease if any Event of Default other than a Special Default Event shall have occurred and be continuing. The parties further agree that notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, if an Event of Default under Section 15.1(f) has occurred and is continuing, the sole and exclusive remedy of Lessor shall be to collect from Lessee all actual damages incurred by Lessor as a result of such Event of Default. As used herein, the term “Special Default Event” means, individually and collectively, (i) the occurrence of an Event of Default pursuant to Section 15.1 arising out of a default or breach of a Payment Obligation (as defined below) by Lessee, (ii) the failure of Lessee or Guarantor to satisfy any final, unsecured and unappealable judgment arising out of this Lease or the Guaranty which is rendered by a court of competent jurisdiction. As used herein, the term “Payment Obligation” means any obligation from time to time owing by Lessee under this Lease, which obligation can be satisfied with the payment of money, including any Rent, fees, costs or charges that would accrue but for the provisions of U.S. Bankruptcy Code, after any bankruptcy or insolvency petition is filed thereunder.

(e)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, so long as no Special Default Event has occurred and is continuing, then the remedies available to Lessor hereunder upon the occurrence of an Event of Default under Section 15.1(h) above that is continuing shall be limited to the remedies described in Section 15.2(a) above (it being understood that in such instance, Lessee will cooperate with Lessor in its efforts to secure a sublease for the Leased Property for use that is consistent with the Primary Intended Use, which cooperation by Lessee will include lairing the actions described in Section 35.8(c) of this Lease as to any sublessee).

7.4           Article 19 of the Nittany Valley Lease is re-titled as “ABANDONMENT; OPTION TO PURCHASE”.

7.5           Section 19.3 of the Nittany Valley Lease is amended by making the current paragraph subsection (a) and the following subsection (b) is added to Section 19.3 immediately following subsection (a):

(b)          In the event Lessee elects to purchase the Leased Property pursuant to Section 19.4, then on the last day of the Term, or the next Business Day if the last day of the Term is not a Business Day, Lessor shall, upon receipt from Lessee of the purchase price provided for in Section 19.4 and any Rent or other sums then due and payable under this Lease (excluding the installment of Minimum Rent due on the date of conveyance), convey the Leased Property to Lessee on such date in accordance with the provisions of Article 17 and this Lease shall thereupon terminate as to the Leased Property.

7.6           The Nittany Valley Lease is hereby amended by adding the following Section 19.4 immediately following the end of Section 19.3:

19.4         Option to Purchase the Leased Property. So long as no Event of Default shall have occurred that is continuing, Lessee shall have the option to purchase the Leased Property pursuant to the terms and conditions set forth in this Article 19 at the end of the Initial Term and at the end of each Extended Term upon at least 180 days’ prior written notice to Lessor for a purchase price equal to the greater of the following (such greater amount referred to herein as the “Minimum Repurchase Price”): (i) the Fair Market Value Purchase Price or (ii) the sum of (A) the amount set forth as the “Floor Amount” for the Nittany Valley Lease on Schedule 2 attached hereto plus (B) the cost of any Capital Additions to the Leased Property financed by Lessor pursuant to the terms of Article 9. If not sooner exercised, the option to purchase granted hereby will expire and be of no further force and effect upon the expiration of the Initial Term and each Extended Term or the earlier termination of this Lease.

7.7           Sections 24(a) and 24(b) are hereby deleted in their entirety and the following Sections (a) and (b) are substituted therefor:

(a)          At any time and from time to time within 20 days following written request by Lessor, Lessee will furnish to Lessor an Officer’s Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer’s Certificate famished pursuant to this Article may be relied upon by Lessor and any prospective purchaser of the Leased Property.

(b)          Unless specifically prohibited at any time by a Legal Requirement, Lessee will furnish, or cause to be furnished, the following information to Lessor within the periods indicated; provided that Lessor shall keep confidential items furnished hereunder which, are not generally available to the public:

(i)          within 30 days after the end of each Fiscal Year, an Officer’s Certificate stating that to the best of the signer’s knowledge and belief, Lessee is not in default in the performance or observance of any of the terms of this Lease or any loan or credit facility which by its terms would permit an outstanding balance equal to or greater than $50,000,000, or, if Lessee shall be in default, specifying all such defaults, the nature thereof and the steps being taken, to remedy the same;

(ii)         within 30 days after the end of each calendar quarter, unaudited Facility Financial Statements for such calendar quarter, certified by Lessee to Lessor,

(iii)        within 90 days after the end of each. Fiscal Year, unaudited Facility Financial Statements for the most recently ended Fiscal Year certified by Lessee to Lessor;

(iv)        within 150 days after written request by Lessor following the occurrence of an Event of Default, audited financial statements of the Guarantor; it being understood that the public availability of Guarantor’s audited financial statements on a source such as EDGAR shall constitute satisfaction of Lessee’s obligation to cause such statements to be furnished hereunder; and

(v)         with reasonable promptness, such other information respecting the operation of the Facility and the financial condition, affairs and properties of Lessee (other than audited financial statements) as Lessor may reasonably request from time to time or as may be required by a Facility Mortgagee.

7.8           Article 34 is hereby deleted in its entirety, and the following Article 34 is substituted therefor:

34.1         Options to Extend the Term. So long as no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for four consecutive five-year periods (each period, an “Extended Term”) for a maximum possible Term of 35 years, by giving written notice to Lessor of each such extension not later than January 1,2013, for the first Extended Term and January 1, 2018, for the second Extended Term and January 1, 2023, for the third Extended Term and January 1, 2028, for the fourth Extended Term; subject, however, to the provisions of Section 13.7 hereof Lessor agrees to use its best efforts to provide Lessee with prior written notice at least 90 days prior to the foregoing dates. Lessee may not exercise its option for more than one Extended Term at a time. As a condition to exercising any option to extend hereunder, (i) if one or more of the Associated Leases (as defined below) are then still in effect, then at least one of such Associated Leases simultaneously must be extended by Lessee or its applicable Affiliate and (ii) if the Montgomery Lease (as defined in Section 1 of this Agreement) is then still in effect, then the Montgomery Lease simultaneously must be extended by Lessee or its applicable Affiliate. For purposes hereof, “Associated Leases” shall mean, collectively, the York Lease and the Tallahassee Lease as defined in Section 1 of this Agreement. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent shall be determined in accordance with Section 34.2 or 34.3, as the case maybe.

34.2         Minimum Rent for the First Year of the First Extended Term. The Minimum Rent for the first lease year of the first Extended Term shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 85% of the Minimum Rent in effect at the end of the Initial Term, as such Minimum Rent shall continue to be adjusted throughout such Extended Term pursuant to Section 2.1(b) hereof.

34.3         Minimum Rent for the First Year of any other Extended Term. The Minimum Rent for the first lease year of the second, third and fourth Extended Terms shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 90% of the Minimum Rent in effect immediately before the beginning of each such Extended Term, as such Minimum Rent shall continue to be adjusted throughout each such Extended Term pursuant to Section 2.1(b) hereof.

7.9         Section 35.8 of the Nittany Valley Lease is hereby deleted in its entirety, and the following Section 35.8 is substituted therefor:

35.8        Transfer of Operations and Licenses.

(a)          Operation of Facility at End of Term. Upon the expiration of the Term or upon the earlier termination of this Lease and if requested by Lessor, Lessee agrees to (i) continue to manage the operations of the Facility as manager and not as lessee for a period of up to 180 days, (ii) remit to Lessor on a monthly basis the “rent” for the Facility in an amount equal to the cash flow after payment of all expenses (including the management fee) for the Facility (pro-rated through the date of transfer to a new operator), and (iii) provide Lessor with written reports regarding the results of operations for the Facility on a monthly basis. Lessor agrees that it will use all reasonable efforts to prepare to operate the Facility upon expiration or earlier termination of the Term so that the management assistance of Lessee is not needed by Lessor hereunder.

(b)          Management Fee. In the event that Lessee is required to manage the Facility pursuant to Section 35.8(a) above, Lessor agrees to pay Lessee a monthly management fee equal to the greater of (i) 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and. other contractual adjustments) for said month or (ii) $100,000; provided, however, that if Lessee is required to manage the Facility pursuant to Section 35.8(a) as a result of a Special Default Event hereunder, the monthly management fee to be paid by Lessor to Lessee under this Section 35.8(b) will be 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month.

(c)          Cooperation. At the end of the Term or any early expiration of this Lease, Lessee agrees to cooperate with Lessor in the transfer of the financial responsibility and operations of the Facility to a new operator or operators, including the good faith, negotiation, execution, and delivery of such operations transfer agreements, assignment agreements and bills of sale as are reasonably necessary to effect such transfer. In conjunction with such cooperation, Lessee shall take all action reasonably necessary to effect or useful in effecting the transfer to Lessor’s nominee of any certificate of need or license from the Pennsylvania Department of Health Services or other Governmental Authority regulating the use of the Facility and all service contracts, which, in either case, may be necessary or useful in the operation of the Facility by Lessor’s nominee for the Primary Intended Use.

7.10         Section 36.1 of the Nittany Valley Lease is amended by adding the following definition for “Facility Financial Statements” immediately following the definition of “Facility; “

“Facility Financial Statements” means for the Facility, as to a specific period, the Detailed Income Statement containing revenue and expenses (in reasonable detail), EBITDA, EBITDAR and operating statistics (to include, at a minimum, inpatient days, discharges, outpatient visits and licensed beds), all presented for the period, quarter-to-date and year-to-date.

7.11         Section 36.1 of the Nittany Valley Lease is hereby amended by deleting the definitions of “Fair Market Rental Value”, “Minimum Repurchase Price” and “Rent” and substituting the following definitions of “Fair Market Rental Value”, “Minimum Repurchase Price” and “Rent”, respectively, therefor:

“Fair Market Rental Value” means the fair market rental value of the Leased Property or any Substitute Property determined as of the date of the appraisal pursuant to Article 28, (a) assuming the same is unencumbered by this Lease, and (b) determined in accordance with the appraisal procedures set forth in Article 28 or in such other manner as shall he mutually acceptable to Lessor and Lessee and (c) not talking into account any reduction in value resulting from an. indebtedness to which the Leased Properly or Substitute Property may be subject and (d) not including the value of any Capital Additions to the Leased Property financed by Lessee pursuant to the terms of Article 9.

“Minimum Repurchase Price” has the meaning set forth in Section 19.4.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent, the Additional Minimum Rent and the Additional Charges.

8.          Amendments and Agreements to the Beaumont Lease. The Beaumont Lease is confirmed and amended, effective as of the Effective Date, as follows:

8.1           Section 2.1 of the Beaumont Lease is hereby amended by deleting in their entirely the definitions for “Consolidated Financials” and “Continental.”

8.2           Section 2.1 of the Beaumont Lease is amended by adding the following definition for “Facility Financial Statements” immediately following the definition of “Facility:”

“Facility Financial Statements” means for the Facility, as to a specific period, the Detailed Income Statement containing revenue and expenses (in reasonable detail), EBITDA, EBITDAR and operating statistics (to include, at a minimum, inpatient days, discharges, outpatient visits and licensed beds), all presented for the period, quarter-to-date and year-to-date.

8.3           Section 2.1 of the Beaumont Lease is amended by adding the following definition for “Guarantor” immediately following the definition of “Fixtures:”

“Guarantor” means HealthSouth Corporation, a Delaware corporation.

8.4           Section 2.1 of the Beaumont Lease is hereby amended by deleting the definition of “Rent” and substituting the following definition of “Rent” therefor:

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent; the Supplemental Rent, the Additional Minimum Rent and the Additional Charges,

8.5           All applicable provisions of the Beaumont Lease are amended by deleting each reference to “Continental” as it appears in the Beaumont Lease and substituting the term “Guarantor” therefor.

8.6           The following Section 3.7 is added to the Beaumont Lease following Section 3.6:

3.7           Additional Minimum Rent. Tenant shall pay to Landlord as additional minimum rent, without notice, demand, set off or counterclaim, in advance, the annual sum set forth on Schedule 1 attached hereto under the heading “Additional Minimum Rent’’ for the Beaumont Lease (the “Additional Minimum Rent”), payable in advance in equal, consecutive monthly installments, beginning with the first payment due on April 1, 2009, and continuing on the first day of each calendar month thereafter until the final payment due on April 1, 2011. The Additional Minimum Rent shall be payable to Landlord in the same manner and location as the Minimum Rent

8.7           The introductory phrase of Section 16.3A of the Beaumont Lease is hereby deleted in its entirety and replaced with the following phrase: “If an Event of Default shall have occurred and be continuing, Landlord may do any one or more of the following:.”

8.8           Subsection F of Section 16.3 of the Beaumont Lease is hereby deleted in its entirely and the following new subsections F, G and H are substituted therefor:

F.           The rights and remedies of Landlord under subsections A through E of Section 16.3 are cumulative, and except as expressly provided otherwise in Section 16.3G and Section 16.3H below, pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law or equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default.

G.           Notwithstanding anything to the contrary set forth in this Section 16.3 or elsewhere in this Lease, the remedies available to Landlord pursuant to Section 16.3A above shall only be available upon the occurrence of a Special Default Event (as defined below). The parties specifically agree that Landlord shall not be entitled to terminate this Lease if any Event of Default other than a Special Default Event shall have occurred and be continuing. The parties further agree that notwithstanding anything to the contrary set forth in this Section 16.3 or elsewhere in this Lease, if an Event of Default under Section 16.1(g) has occurred and is continuing, the sole and exclusive remedy of Landlord shall be to collect from Tenant all actual damages incurred by Landlord as a result of such Event of Default. As used herein, the term “Special Default Event” means, individually and collectively, (i) the occurrence of an Event of Default pursuant to Section 16.1 arising out of a default or breach of a Payment Obligation (as defined below) by Tenant, (ii) the failure of Tenant to satisfy any final, unsecured and unappealable judgment arising out of this Lease which is rendered by a court of competent jurisdiction. As used herein, the term “Payment Obligation” means any obligation from time to time owing by Tenant under this Lease, which obligation can be satisfied with the payment of money, including any Rent, fees, costs or charges that would accrue but for the provisions of U.S. Bankruptcy Code, after any bankruptcy or insolvency petition is filed thereunder.

H.           Notwithstanding anything to the contrary set forth in this Section 16.3 or elsewhere in this Lease, so long as no Special Default Event has occurred and is continuing, then the remedies available to Landlord hereunder upon the occurrence of an Event of Default under Section 16.1(f) above that is continuing shall be limited to the remedies described in Section 16.3A(2) above (it being understood that in such instance, Tenant will cooperate with Landlord in its efforts to secure a sublease for the Leased Properly for use that is consistent with the Primary Intended Use, which cooperation by Tenant will include taking the actions described in Section 38.3(c) of this Lease as to any sublessee).

8.9           Article 23 of the Beaumont Lease is hereby deleted in its entirely and the following Article 23 is substituted therefor:

ARTICLE 23

OFFICER’S CERTIFICATES AND FINANCIAL STATEMENTS

23.1         Officer’s Certificates. At any time and from time to time within 20 days following written request by Landlord, Tenant will furnish to Landlord an Officer’s Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer’s Certificate furnished pursuant to this Article may be relied upon by Landlord and any prospective purchaser of the Leased Property

23.2         Financial Statements. Unless specifically prohibited at any time by a Legal Requirement, Tenant will furnish, or cause to be furnished, the following information to Landlord within the periods indicated; provided that Landlord shall keep confidential items furnished hereunder which are not generally available to the public:

(i)          within 30 days after the end of each Fiscal Year, an Officer’s Certificate stating that to the best of the signer’s knowledge and belief, Tenant is not in default in the performance or observance of any of the terms of this Lease or any loan or credit facility which by its terms would permit an outstanding balance equal to or greater than $50,000,000, or, if Tenant shall be in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same;

(ii)         within 30 days after the end of each calendar quarter, unaudited Facility Financial Statements for such calendar quarter, certified by Tenant to Landlord;

(iii)        within 90 days after the end of each Fiscal Year, unaudited Facility Financial Statements for the most recently ended Fiscal Year certified by Tenant to Landlord;

(iv)        within 150 days after written request by Landlord following the occurrence of an Event of Default audited financial statements of HealthSouth Corporation, it being understood that the public availability of HealthSouth Corporation’s audited financial statements on a source such as EDGAR shall constitute satisfaction of Tenants obligation to cause such statements to be furnished hereunder, and

(v)         with reasonable promptness, such other information respecting the operation of the Facility and the financial condition, affairs and properties of Tenant (other than audited financial statements) as Landlord may reasonably request from time to time or as may be required by a Facility Mortgagee.

8.10         Section 32.1 of the Beaumont Lease is hereby deleted in its entirely and the following Section 32.1 is hereby substituted therefor:

32.1         Option to Purchase the Leased Property. So long as no Event of Default shall have occurred that is continuing, Tenant shall have the option to purchase the Leased Property pursuant to the terms and conditions set forth in this Article 32 at the end of the Fixed Term and at the end of each Extended Term upon at least 180 days’ prior written notice to Landlord for a purchase price equal to the greater of the following: (i) the Fair Market Value Purchase Price determined as of the date of the appraisal pursuant to Article 34 or (ii) the sum of (A) the amount set forth as the “Floor Amount” for the Beaumont Lease on Schedule 2 attached hereto plus (B) the cost of any Capital Additions to the Leased Property financed by Landlord pursuant to the terms of Article 10. If not sooner exercised, the option to purchase granted hereby will expire and be of no further force and effect upon the expiration of the Fixed Term and each Extended Term or the earlier termination of this Lease.

8.11         Section 32.2 of the Beaumont Lease is amended by deleting the phrase “Article 14” each time it appears therein and substituting the phrase “Section 32.1” therefor:

8.12         Article 33 of the Beaumont Lease is hereby deleted in its entirety, and the following Article 33 is substituted therefor:

ARTICLE 33

EXTENDED TERMS

33.1         Options to Extend the Term. So long as no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for three consecutive five-year periods (each period, an “Extended Term”) for a maximum possible Term of 25 years, by giving written notice to Lessor not later than October 11, 2010, for the second Extended Term and October 11, 2015, for the third Extended Term; subject, however, to the provisions of Section 14.7 hereof. Lessor agrees to use its best efforts to provide Lessee with prior written notice at least 90 days prior to the foregoing dates. Lessee may not exercise its option for more than one Extended Term at a time. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent for the second and third Extended Terms shall be determined in accordance with Section 33.3.

33.2         First Extended Term. Landlord and Tenant acknowledge that Tenant has exercised its right to extend the Term for the first Extended Term and that the first Extended Term commenced on April 12, 2006.

33.3         Minimum Rent for the First Year of the Second and Third Extended Terms. The Minimum Rent for the first lease year of the second and third Extended Terms shall be the greater of (i) the Fair Market Rent on the first day of such Extended Term, or (ii) 90% of the Minimum Rent in effect immediately before the beginning of each such Extended Term.

8.13         Section 38.3 of the Beaumont Lease is hereby deleted in its entirety, and the following Section 38.3 is substituted therefor:

38.3         Transfer of Operations and Licenses.

(a)          Operation of Facility at End of Term. Upon the expiration of the Term or upon the earlier termination of this Lease and if requested by Landlord, Tenant agrees to (i) continue to manage the operations of the Facility as manager and not as tenant for a period of up to 180 days, (ii) remit to Landlord on a monthly basis the “rent” for the Facility in an amount equal to the cash flow after payment of all expenses (including the management fee) for the Facility (pro- rated through the date of transfer to a new operator), and (iii) provide Landlord with written reports regarding the results of operations for the Facility on a monthly basis. Landlord agrees that it will use all reasonable efforts to prepare to operate the Facility upon expiration or earlier termination of the Term so that the management assistance of Tenant is not needed by Landlord hereunder.

(b)          Management Fee. In the event that Tenant is required to manage the Facility pursuant to Section 38.3(a) above, Landlord agrees to pay Tenant a monthly management fee equal to the greater of (i) 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month or (ii) $100,000; provided, however, that if Tenant is required to manage the Facility pursuant to Section 3 8.3(a) as a result of a Special Default Event hereunder, the monthly management fee to be paid by Landlord to Tenant under this Section 38.3(b) will be 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month.

(c)          Cooperation. At the end of the Term or any early expiration of this Lease, Tenant agrees to cooperate with Landlord in the transfer of the financial responsibility and operations of the Facility to a new operator or operators, including the good faith negotiation, execution, and delivery of such operations transfer agreements, assignment agreements and bills of sale as are reasonably necessary to effect such transfer. In conjunction with, such cooperation, Tenant shall take all action reasonably necessary to effect or useful in effecting the transfer to Landlord’s nominee of any certificate of need or license from the Texas Department of State Health Services or other governmental authority regulating the use of the Facility and all service contracts, which, in either case, may be necessary or useful in the operation of the Facility by Landlord’s nominee for the Primary Intended Use.

9.          Amendments and Agreements to the Tallahassee Lease. The Tallahassee Lease is confirmed and amended, effective as of the Effective Date, as follows:

9.1           The following Section 2.7 is added to the Tallahassee Lease following Section 2.6:

2.7           Additional Minimum Rent. Lessee shall pay to Lessor as additional minimum rent, without notice, demand, set off or counterclaim, in advance, the annual sum set forth on Schedule 1 attached hereto wider the heading “Additional Minimum Rent” for the Tallahassee Lease (the “Additional Minimum Rent”), payable in advance in equal, consecutive monthly installments, beginning with the first payment due on April 1, 2009, and continuing on the first day of each calendar month thereafter until the final payment due on April 1, 2011. The Additional Minimum Rent shall be payable to Lessor in the same manner and location as the Minimum Rent.

9.2           The first sentence of Section 15.2 of the Tallahassee Lease is amended by inserting after the word “thereafter” in the second line thereof, the following phrase: “so long as such Event of Default is continuing.”

9.3           Section 15.2 of the Tallahassee Lease is amended by deleting the last full unnumbered paragraph thereof and substituting the following new subsections (c), (d) and (e) therefor:

(c)          The rights and remedies of Lessor under subsections (a) and (b) of this Section 15.2 are cumulative, and except as expressly provided otherwise in Section 15.2(d) and Section 15.2(e) below, pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law or equity. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default.

(d)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, the remedies available to Lessor pursuant to Section 15.2(b) above shall only be available upon the occurrence of a Special Default Event (as defined below). The parties specifically agree that Lessor shall not be entitled to terminate this Lease if any Event of Default other than a Special Default Event shall have occurred and be continuing. The parties farther agree that notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, if an Event of Default under Section 15.1(f) has occurred and is continuing, the sole and exclusive remedy of Lessor shall be to collect from Lessee all actual damages incurred by Lessor as a result of such Event of Default. As used herein, the term “Special Default Event” means, individually and collectively, (i) the occurrence of an Event of Default pursuant to Section 15.1 arising out of a default or breach of a Payment Obligation (as defined below) by Lessee, (ii) the failure of Lessee or Guarantor to satisfy any final, unsecured and unappealable judgment arising out of this Lease or the Guaranty which is rendered by a court of competent jurisdiction. As used herein, the term “Payment Obligation” means any obligation from time to time owing by Lessee under this Lease, which obligation can be satisfied with the payment of money, including any Rent; fees, costs or charges that would accrue but for the provisions of U.S. Bankruptcy Code, after any bankruptcy or insolvency petition is filed thereunder.

(e)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, so long as no Special Default Event has occurred and is continuing, then the remedies available to Lessor hereunder upon the occurrence of an Event of Default under Section 15.1(j) above that is continuing shall be limited to the remedies described in Section 15.2(a) above (if being understood that in such instance, Lessee will cooperate with Lessor in its efforts to secure a sublease for the Leased Property for use that is consistent with the Primary Intended Use, which cooperation by Lessee will include taking the actions described in Section 35.8(c) of this Lease as to any sublessee).

9.4           Article 19 of the Tallahassee Lease is re-titled as “ABANDONMENT; OPTION TO PURCHASE”.

9.5           Section 19.3 of the Tallahassee Lease is amended by making the current paragraph subsection (a) and the following subsection (b) is added to Section 19.3 immediately following subsection (a):

(b)          In the event Lessee elects to purchase the Leased Properly pursuant to Section 19.4, then on the last day of the Term, or the next Business Day if the last day of the Term is not a Business Day, Lessor shall, upon receipt from Lessee of the purchase price provided for in Section 19.4 and any Rent or other sums then due and payable under this Lease (excluding the installment of Minimum Rent due on the date of conveyance), convey the Leased Property to Lessee on such date in accordance with the provisions of Article 17 and this Lease shall thereupon terminate as to the Leased Property.

9.6           The Tallahassee Lease is hereby amended by adding the following Section 19.4 immediately following the end of Section 19.3:

19.4         Option to Purchase the Leased Property. So long as no Event of Default shall have occurred that is continuing, Lessee shall have the option to purchase Lessor’s leasehold estate in the Leased Properly under the Ground Lease pursuant to the terms and conditions set forth in this Article 19 at the end of the Initial Term and at the end of each Extended Term upon at least 180 days’ prior written notice to Lessor for a purchase price equal to the greater of the following (such greater amount referred to herein as the “Minimum Repurchase Price”): (i) the Fair Market Value Purchase Price or (ii) the sum of (A) the amount set forth as the “Floor Amount” for the Tallahassee Lease on Schedule 2 attached hereto plus (B) the cost of any Capital Additions to the Leased Property financed by Lessor pursuant to the terms of Article 9 plus (C) any stuns disbursed by Lessor or its Affiliates, with the prior written consent of Lessee, in connection with the purchase of the fee interest in the Leased Properly from the Ground Landlord (as defined below). The option to purchase granted hereby (1) is subject to the prior written consent of the Ground Landlord and (2) will expire and be of no further force and effect upon the expiration of the Initial Term and each Extended Term or the earlier termination of this Lease. As used herein, the term “Ground Landlord” shall mean the lessor under the Ground Lease, Tallahassee Health Associates II, Ltd., a Florida limited partnership, and its successors and . assigns.

9.7           Sections 24(a) and 24(b) are hereby deleted in their entirety and the following Sections (a) and (b) are substituted therefor:

(a)          At any time and from time to time within 20 days following written request by Lessor, Lessee will furnish to Lessor an Officer’s Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer’s Certificate furnished pursuant to this Article may be relied upon by Lessor and any prospective purchaser of the Leased Property.

(b)          Unless specifically prohibited at any time by a Legal Requirement, Lessee will furnish, or cause to be furnished, the following information to Lessor within the periods indicated; provided that Lessor shall keep confidential items furnished hereunder which are not generally available to the public:

(i)          within 30 days after the end of each Fiscal Year, an Officer’s Certificate stating that to the best of the signer’s knowledge and belief, Lessee is not in default in the performance or observance of any of the terms of this Lease or any loan or credit facility which by its terms would permit an outstanding balance equal to or greater than $50,000,000, or, if Lessee shall be in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same;

(ii)         within 30 days after the end of each calendar quarter, unaudited Facility Financial Statements for such calendar quarter, certified by Lessee to Lessor;

(iii)        within 90 days after the end of each Fiscal Year, unaudited Facility Financial Statements for the most recently ended Fiscal Year certified by Lessee to Lessor;

(iv)        within 150 days after written request by Lessor following the occurrence of an Event of Default, audited financial statements of the Guarantor, it being understood that the public availability of Guarantor’s audited financial statements on a source such as EDGAR shall constitute satisfaction of Lessee’s obligation to cause such statements to be furnished hereunder, and

(v)         with reasonable promptness, such other information respecting the operation of the Facility and the financial condition, affairs and properties of Lessee (other than audited financial statements) as Lessor may reasonably request from time to time or as may be required by a Facility Mortgagee.

9.8           Article 34 is hereby deleted in its entirely, and the following Article 34 is substituted therefor:

34.1         Options to Extend the Term. So long as no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for four consecutive five-year periods (each period, an “Extended Term”) for a maximum possible Term of 35 years, by giving written notice to Lessor of each such extension not later than January 1, 2013, for the first Extended Term and January 1, 2018, for the second Extended Term and January 1, 2023, for the third Extended Term and January 1, 2028, for the fourth Extended Term; provided, however, the Term of this Lease shall not extend beyond the term of the Ground Lease (Lessor acknowledging the requirement that it obtain an extension of the term of the Ground Lease as set forth below) unless Lessor purchases the fee interest in the Leased Property from Ground Landlord, and subject, however, to the provisions of Section 13.7 hereof Lessor agrees to use its best efforts to provide Lessee with prior written notice at least 90 days prior to the foregoing dates. Upon receipt of the notice to extend from Lessee, Lessor shall provide the notice necessary to extend the term of the Ground Lease pursuant to the terms of Section 2 of the Ground Lease; provided that Lessee may not exercise its option for more than one Extended Term at a time. As a condition to exercising any option to extend hereunder, (i) if one or more of the Associated Leases (as defined below) are then still in effect, then at least one of such Associated Leases simultaneously must be extended by Lessee or its applicable Affiliate and (ii) if the Montgomery Lease (as defined in Section 1 of this Agreement) is then still in effect, then the Montgomery Lease simultaneously must be extended by Lessee or its applicable Affiliate. For purposes hereof “Associated Leases” shall mean, collectively, the York Lease and the Nittany Valley Lease as defined in Section 1 of this Agreement. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent shall be determined in accordance with Section 34.2 or 34.3, as the case may be.

34.2         Minimum Rent for the First Year of the First Extended Term. The Minimum Rent for file first lease year of the first Extended Term shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 85% of the Minimum Rent in effect at the end of the Initial Term, as such Minimum Rent shall continue to be adjusted throughout such Extended Term pursuant to Section 2.1(b) hereof.

3 4.3        Minimum Rent for the First Year of any other Extended Term. The Minimum Rent for the first lease year of the second, third and fourth Extended Terms shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 90% of the Minimum Rent in effect immediately before the beginning of each such Extended Term, as such Minimum Rent shall continue to be adjusted throughout each such Extended Term pursuant to Section 2.1(b) hereof

9.9           Section 35.8 of the Tallahassee Lease is hereby deleted in its entirety, and the following Section 35.8 is substituted therefor:

35.8         Transfer of Operations and Licenses.

(a)          Operation of Facility at End of Term. Upon the expiration of the Term or upon the earlier termination of this Lease and if requested by Lessor, Lessee agrees to (i) continue to manage the operations of the Facility as manager and not as lessee for a period of up to 180 days, (ii) remit to Lessor on a monthly basis the “rent” for the Facility in an amount equal to the cash flow after payment of all expenses (including the management fee) for the Facility (pro-rated through the date of transfer to a new operator), and (iii) provide Lessor with written reports regarding the results of operations for the Facility on a monthly basis. Lessor agrees that it will use all reasonable efforts to prepare to operate the Facility upon expiration or earlier termination of the Term so that the management assistance of Lessee is not needed by Lessor hereunder.

(b)          Management Fee. In the event that Lessee is required to manage the Facility pursuant to Section 35.8(a) above, Lessor agrees to pay Lessee a monthly management fee equal to the greater of (i) 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month or (ii) $100,000; provided, however, that if Lessee is required to manage the Facility pursuant to Section 35.8(a) as a result of a Special Default Event hereunder, the monthly management fee to be paid by Lessor to Lessee under this Section 35.8(b) will be 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month.

(c)          Cooperation. At the end of the Term or any early expiration of this Lease, Lessee agrees to cooperate with Lessor in the transfer of the financial responsibility and operations of the Facility to a new operator or operators, including the good faith negotiation, execution, and delivery of such operations transfer agreements, assignment agreements and bills of sale as are reasonably necessary to effect such transfer. In conjunction with such cooperation, Lessee shall take all action reasonably necessary to effect or useful in effecting the transfer to Lessor’s nominee of any certificate of need or Ecense from the Florida Department of Health or other governmental authority regulating the use of the Facility and all service contracte, which, in either case, may be necessary or useful in the operation of the Facility by Lessor’s nominee for the Primary Intended Use.

9.10         Section 36.1 of the Tallahassee Lease is amended by adding the following definition for “Facility Financial Statements” immediately following the definition of ‘‘Facility:’’

“Facility Financial Statements” means for the Facility, as to a specific period, the Detailed Income Statement containing revenue and expenses (in reasonable detail), EBITDA, EBITDAR and operating statistics (to include, at a minimum, inpatient days, discharges, outpatient visits and licensed beds), all presented for the period, quarter-to-date and year-to-date.

9.11         Section 36.1 of the Tallahassee Lease is hereby amended by deleting the definitions of “Fair Market Rental Value”, “Minimum Repurchase Price” and “Rent” and substituting the following definitions of “Fair Market Rental Value”, “Minimum Repurchase Price” and “Rent”, respectively, therefor:

“Fair Market Rental Value” means the fair market rental value of the Leased Property or any Substitute Property determined as of the date of the appraisal pursuant to Article 28, (a) assuming the same is unencumbered by this Lease, and (b) determined in accordance with the appraisal procedures set forth in Article 28 or in such other manner as shall be mutually acceptable to Lessor and Lessee and (c) not taking into account any reduction in value resulting from an indebtedness to which the Leased Property or Substitute Property may be subject and (d) not including the value of any Capital Additions to the Leased Property financed by Lessee pursuant to the terms of Article 9.

“Minimum Repurchase Price” has the meaning set forth in Section 19.4.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent, the Additional Minimum Rent and the Additional Charges.

10.         Amendments and Agreements to the York Lease. The York Lease is confirmed and amended, effective as of the Effective Date, as follows:

10.1         The following Section 2.7 is added to the York Lease following Section 2.6:

2.7           Additional Minimum Rent. Lessee shall pay to Lessor as additional minimum rent, without notice, demand, set off or counterclaim, in advance, the annual sum set forth on Schedule 1 attached hereto under the heading “Additional Minimum Rent” for the York Lease (the “Additional Minimum Rent”), payable in advance in equal, consecutive monthly installments, beginning with the first payment due on April 1, 2009, and continuing on the first day of each calendar month thereafter until the final payment due on April 1, 2011. The Additional Minimum Rent shall be payable to Lessor in the same manner and location as the Minimum Rent

10.2         The first sentence of Section 15.2 of the York Lease is amended by inserting after the word “thereafter” in the second line thereof, the following phrase: “so long as such Event of Default is continuing.”

10.3         Section 15.2 of the York Lease is amended by deleting the last full unnumbered paragraph thereof and substituting the following new subsections (c), (d) and (e) therefor:

(c)          The rights and remedies of Lessor under subsections (a) and (b) of this Section 15.2 are cumulative, and except as expressly provided otherwise in Section 15.2(d) and Section 15.2(e) below, pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law or equity. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default.

(d)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, the remedies available to Lessor pursuant to Section 15.2(b) above shall only be available upon the occurrence of a Special Default Event (as defined below). The parties specifically agree that Lessor shall not be entitled to terminate this Lease if any Event of Default other than a Special Default Event shall have occurred and be continuing. The parties further agree that notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, if an Event of Default under Section 15.1(f) has occurred and is continuing, the sole and exclusive remedy of Lessor shall be to collect from Lessee all actual damages incurred by Lessor as a result of such Event of Default. As used herein, the term “Special Default Event” means, individually and collectively, (i) the occurrence of an Event of Default pursuant to Section 15.1 arising out of a default or breach of a Payment Obligation (as defined below) by Lessee, (ii) the failure of Lessee or Guarantor to satisfy any final, unsecured and unappealable judgment arising out of this Lease or the Guaranty which is rendered by a court of competent jurisdiction. As used herein, the term “Payment Obligation” means any obligation from time to time owing by Lessee under this Lease, which obligation can be satisfied with the payment of money, including any Rent, fees, costs or charges that would accrue but for the provisions of U.S. Bankruptcy Code, after any bankruptcy or insolvency petition is filed thereunder.

(e)          Notwithstanding anything to the contrary set forth in this Section 15.2 or elsewhere in this Lease, so long as no Special Default Event has occurred and is continuing, then the remedies available to Lessor hereunder upon the occurrence of an Event of Default under Section 15.1(h) above that is continuing shall be limited to the remedies described in Section 15.2(a) above (it being understood that in such instance, Lessee will cooperate with Lessor in its efforts to secure a sublease for the Leased Property for use that is consistent with the Primary Intended Use, which cooperation by Lessee will include taking the actions described in Section 35.8(c) of this Lease as to any sublessee).

10.4         Article 19 of the York Lease is re-titled as “ABANDONMENT: OPTION TO PURCHASE”.

10.5         Section 19.3 of the York Lease is amended by making the current paragraph subsection (a) and the following subsection (b) is added to Section 19.3 immediately following subsection (a):

(b)          In the event Lessee elects to purchase the Leased Property pursuant to Section 19.4, then on the last day of the Term, or the next Business Day if the last day of the Term is not a Business Day, Lessor shall, upon receipt from Lessee of the purchase price provided for in Section 19.4 and any Rent or other sums then due and payable under this Lease (excluding the installment of Minimum Rent due on the date of conveyance), convey the Leased Property to Lessee on such date in accordance with the provisions of Article 17 and this Lease shall thereupon terminate as to the Leased Property.

10.6         The York Lease is hereby amended by adding the following Section 19.4 immediately following the end of Section 19.3:

19.4         Option to Purchase the Leased Property. So long as no Event of Default shall have occurred that is continuing, Lessee shall have the option to purchase the Leased Property pursuant to the terms and conditions set forth in this Article 19 at the end of the Initial Term and at the end of each Extended Term upon at least 180 days’ prior written notice to Lessor for a purchase price equal to the greater of the following (such greater amount referred to herein as the “Minimum Repurchase Price”): (i) the Fair Market Value Purchase Price or (ii) the sum of (A) the amount set forth as the “Floor Amount” for the York Lease on Schedule 2 attached hereto plus (B) the cost of any Capital Additions to the Leased Property financed by Lessor pursuant to the terms of Article 9. If not sooner exercised, the option to purchase granted hereby will expire and be of no further force and effect upon the expiration of the Initial Term and each Extended Term or the earlier termination of this Lease.

10.7         Sections 24(a) and 24(b) are hereby deleted in their entirety and the following Sections (a) and (b) are substituted therefor:

(a)          At any time and from time to time within 20 days following written request by Lessor, Lessee will furnish, to Lessor an Officer’s Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer’s Certificate furnished pursuant to this Article may be relied upon by Lessor and any prospective purchaser of the Leased Property.

(b)          Unless specifically prohibited at any time by a Legal Requirement, Lessee will furnish, or cause to be furnished, the following information to Lessor within the periods indicated; provided that Lessor shall keep confidential items furnished hereunder which are not generally available to the public:

(i)          within 30 days after the end of each Fiscal Year, an Officer’s Certificate stating that to the best of the signer’s knowledge and belief, Lessee is not in default in the performance or observance of any of the terms of this Lease or any loan or credit Facility which by its terms would permit an outstanding balance equal to or greater than $50,000,000, or, if Lessee shall be in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same;

(ii)         within 30 days after the end of each calendar quarter, unaudited Facility Financial Statements for such calendar quarter, certified by Lessee to Lessor,

(iii)        within 90 days after the end of each Fiscal Year, unaudited Facility Financial Statements for the most recently ended Fiscal Year certified by Lessee to Lessor,

(iv)        within 150 days after written request by Lessor following the occurrence of an Event of Default, audited financial statements of the Guarantor, it being understood that the public availability of Guarantor’s audited financial statements on a source such as EDGAR shall constitute satisfaction of Lessee’s obligation to cause such statements to be furnished hereunder, and

(v)         with reasonable promptness, such other information respecting the operation of the Facility and the financial condition, affairs and properties of Lessee (other than audited financial statements) as Lessor may reasonably request from time to time or as may be required by a Facility Mortgagee.

10.8         Article 34 is hereby deleted in its entirely, and the following Article 34 is substituted therefor:

34.1         Options to Extend the Term. So long as no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for four consecutive five-year periods (each period, an “Extended Term”) for a maximum possible Term of 35 years, by giving written notice to Lessor of each such extension not later than January 1, 2013, for the first Extended Term and January 1, 2018, for the second Extended Term and January 1, 2023, for the third Extended Term and January 1, 2028, for the fourth Extended Term; subject, however, to the provisions of Section 13.7 hereof Lessor agrees to use its best efforts to provide Lessee with prior written notice at least 90 days prior to the foregoing dates. Lessee may not exercise its option for more than one Extended Term at a time. As a condition to exercising any option to extend hereunder, (i) if one or more of the Associated Leases (as defined below) are then still in effect, then at least one of such Associated Leases simultaneously must be extended by Lessee or its applicable Affiliate and (ii) if the Montgomery Lease (as defined in Section 1 of this Agreement) is then still in effect, then the Montgomery Lease simultaneously must be extended by Lessee or its applicable Affiliate. For purposes hereof, “Associated Leases” shall mean, collectively, the Nittany Valley Lease and the Tallahassee Lease as defined in Section 1 of this Agreement. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent shall be determined in accordance with Section 34.2 or 34.3, as the case may be.

34.2         Minimum Rent for the First Year of the First Extended Term. The Minimum Rent for the first lease year of the first Extended Term shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 85% of the Minimum Rent in effect at the end of the Initial Term, as such Minimum Rent shall continue to be adjusted throughout such Extended Term pursuant to Section 2.1(b) hereof.

34.3         Minimum Rent for the First Year of any other Extended Term. The Minimum Rent for the first lease year of the second, third and fourth Extended Terms shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term, or (ii) 90% of the Minimum Rent in effect immediately before the beginning of each such Extended Term, as such Minimum Rent shall continue to be adjusted throughout each such Extended Term pursuant to Section 2.1(b) hereof.

10.9         Section 35.8 of the York Lease is hereby deleted in its entirely, and the following Section 35.8 is substituted therefor:

35.8         Transfer of Operations and Licenses.

(a)          Operation of Facility at End of Term. Upon the expiration of the Term or upon the earlier termination of this Lease and if requested by Lessor, Lessee agrees to (i) continue to manage the operations of the Facility as manager and not as lessee for a period of up to 180 days, (ii) remit to Lessor on a monthly basis the “rent” for the Facility in an amount equal to the cash flow after payment of all expenses (including the management fee) for the Facility (pro-rated through the date of transfer to a new operator), and (iii) provide Lessor with written reports regarding the results of operations for the Facility on a monthly basis. Lessor agrees that it will use all reasonable efforts to prepare to operate the Facility upon expiration or earlier termination of the Term so that the management assistance of Lessee is not needed by Lessor hereunder,

(b)          Management Fee. In the event that Lessee is required to manage the Facility pursuant to Section 35.8(a) above, Lessor agrees to pay Lessee a monthly management fee equal to the greater of (i) 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month or (ii) $100,000; provided, however, that if Lessee is required to manage the Facility pursuant to Section 35.8(a) as a result of a Special Default Event hereunder, the monthly management fee to be paid by Lessor to Lessee under this Section 35.8(b) will be 5% of the gross operating revenues of the Facility (after Medicaid, Medicare and other contractual adjustments) for said month.

(c)          Cooperation. At the end of the Term or any early expiration of this Lease, Lessee agrees to cooperate with Lessor in the transfer of the financial responsibility and operations of the Facility to a new operator or operators, including the good faith negotiation, execution, and delivery of such operations transfer agreements, assignment agreements and bills of sale as are reasonably necessary to effect such transfer. In conjunction with such cooperation, Lessee shall take all action reasonably necessary to effect or useful in effecting the transfer to Lessor’s nominee of any certificate of need or license from the Pennsylvania Department of Health Services or other governmental authority regulating the use of the Facility and all service contracts, which, in either case, may be necessary or useful in the operation of the Facility by Lessor’s nominee for the Primary Intended Use.

10.10         Section 36.1 of the York Lease is amended by adding the following definition for “Facility Financial Statements” in alphabetical order:

“Facility Financial Statements” means for the Facility, as to a specific period, the Detailed Income Statement containing revenue and expenses (in reasonable detail), EBITDA, EBITDAR and operating statistics (to include, at a minimum, inpatient days, discharges, outpatient visits and licensed beds), all presented for the period, quarter-to-date and year-to-date.

10.11         Section 36.1 of the York Lease is hereby amended by deleting the definitions of “Fair Market Rental Value”, “Minimum Repurchase Price” and “Rent” and substituting the following definitions of “Fair Market Rental Value”, “Minimum Repurchase Price” and “Rent”, respectively, therefor:

“Fair Market Rental Value” means the fair market rental value of the Leased Property or any Substitute Properly determined as of the date of the appraisal pursuant to Article 28, (a) assuming the same is unencumbered by this Lease, and (b) determined, in accordance with the appraisal procedures set forth in Article 28 or in such other maimer as shall be mutually acceptable to Lessor and Lessee and (c) not taking into account any reduction in value resulting from an indebtedness to which the Leased Property or Substitute Properly may be subject and (d) not including the value of any Capital Additions to the Leased Property financed by Lessee pursuant to the terms of Article 9.

“Minimum Repurchase Price” has the meaning set forth in Section 19.4.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent, the Additional Minimum Rent and the Additional Charges.

11.         Representations and Warranties of Lessors. Each Lessor hereby severally, but not jointly, represents and warrants to each Lessee that is a party to each of the Leases executed by such Lessor, as follows:

11.1         Authority. Such Lessor is duly organized, validly existing and in good standing under the laws of the State of its incorporation, formation or organization and is in good standing and is authorized to transact business in each state in which it conducts business. Such Lessor has all requisite corporate, partnership or other (as the case may be) right, power, authority and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated herein.

11.2         Execution. The execution, delivery and performance by such Lessor of this Agreement and the consummation by it of the transactions contemplated herein have been duly and validly authorized by all necessary corporate, partnership or other (as the case may be) action on the part of such Lessor. Upon its execution and delivery, this Agreement will be a valid and binding obligation of such Lessor, enforceable against such Lessor in accordance with its terms.

11.3         No contravention. Neither of the execution, delivery or performance by such Lessor of this Agreement, nor the consummation by such Lessor of the transactions contemplated herein will (with or without the passage of time or the giving of notice or both) (i) conflict with or violate the organizational or governing documents of such Lessor, (ii) conflict with or violate any law, rule, regulation, order, judgment, injunction or decree applicable to such Lessor or by which its properties are bound or affected, or (iii) require on the part of such Lessor any license, permit, consent, approval, clearance, order or authorization of, or registration, qualification, declaration or filing with any federal, state or local government or any court; administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any filing, with, notice to or consent of any other person, other than as expressly provided in this Agreement.

12.         Representations and Warranties of Lessees. Each Lessee hereby severally, but not jointly, represents and warrants to each Lessor that is a party to each of the Leases executed by such Lessee, as follows:

12.1         Authority. Such Lessee is duly organized, validly existing and in good standing under the laws of the State of its incorporation, formation or organization and is in good standing and is authorized to transact business in each state in which it conducts business. Such Lessee has all requisite corporate, partnership or other (as the case may be) right, power, authority and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated herein.

12.2         Execution. The execution, delivery and performance by such Lessee of this Agreement and the consummation by it of the transactions contemplated herein have been duly and validly authorized by all necessary corporate, partnership or other (as the case may be) action on the part of such Lessee. Upon its execution and delivery, this Agreement will be and a valid and binding obligation of such Lessee, enforceable against such Lessee in accordance with its terms.

12.3         No contravention. Neither of the execution, delivery or performance by such Lessee of this Agreement, nor the consummation by such Lessee of the transactions contemplated herein will (with or without the passage of time or the giving of notice or both) (i) conflict with or violate the organizational or governing documents of such Lessee, (ii) conflict with or violate any law, rule, regulation, order, judgment, injunction or decree applicable to such Lessee or by which its properties are bound or affected, or (iii) require on the part of such Lessee any license, permit, consent, approval, clearance, order or authorization of, or registration, qualification, declaration or filing with any federal, state or local government or any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any filing with, notice to or consent of any other person, other than as expressly provided in this Agreement.

13.         Representations and Warranties of HS Parent. HS Parent hereby represents and warrants to each Lessor, as follows:

13.1         Authority. HS Parent is duly organized, validly existing and in good standing under the laws of the State of its incorporation and is in good standing and is authorized to transact business in each state in which it conducts business. HS Parent has all requisite corporate right, power, authority and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated herein.

13.2         Execution. The execution, delivery and performance by HS Parent of this Agreement and the consummation by it of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of HS Parent. Upon its execution and delivery, this Agreement will be and a valid and binding obligation of HS Parent enforceable against HS Parent in accordance with its terms.

13.3         No contravention. Neither of the execution, delivery or performance by HS Parent of this Agreement, nor the consummation by HS Parent of the transactions contemplated herein will (with or without the passage of time or the giving of notice or both) (i) conflict with or violate the organizational or governing documents of HS Parent, (ii) conflict with or violate any law, rule, regulation, order, judgment; injunction or decree applicable to HS Parent or by which its properties are bound or affected, or (iii) require on the part of HS Parent any license, permit, consent; approval, clearance, order or authorization of, or registration, qualification, declaration or filing with any federal, state or local government or any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any filing with, notice to or consent of any other person, other than as expressly provided in this Agreement.

14.         Confirmation of Leases. Each party hereto (a) agrees that this Agreement shall not in any way impair or lessen its liabilities under any of the Leases, as amended hereby, and (b) acknowledges that such Leases, as amended hereby, are in full force and effect and that there currently exists no default nor any defenses or claims of offset or otherwise against the enforcement thereof by any other parly thereto or by any other party in favor of which such Leases were expressly made.

15.         Confirmation of Leases and Lease Guaranties.

15.1         HS Parent hereby (a) agrees that this Agreement shall not in any way impair or lessen its liabilities under the Lease Guaranties, and (b) acknowledges that the Lease Guaranties are in full force and effect and that there currently exists no defenses or claims of offset or otherwise against the enforcement thereof by any other party in favor of which such Lease Guaranties were expressly made.

16.         Miscellaneous. The validity, interpretation, enforcement and effect of this Agreement and any matter arising out of or in connection with this Agreement shall be governed by, and construed in accordance with, the laws of the State of Alabama, without regard to principles of conflicts of laws; provided, however, that any amendment of or agreement with respect to a particular Lease or Lease Guaranty shall be governed by, and construed in accordance with, the laws of the state or states recited in such Lease or Lease Guaranty. This Agreement shall be binding and shall inure to the benefit of the parties hereto, and their respective permitted successors and assigns. This Agreement shall not be modified or amended except by mutual written agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, and all other communications among the parties relating to such subject, matter. The waiver by any party of a breach or violation of any provisions of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach of the same or other provision. In the event any provision of this Agreement is held to be unenforceable or invalid for any reason, this Agreement shall remain in full force and effect and enforceable in accordance with its terms disregarding such enforceable or invalid provision. The captions and headings used in this Agreement are made for convenience and general reference only and should not be construed to describe, define, limit or expand the scope and intent of any term or provision of this Agreement. The parties acknowledge that this Agreement was initially prepared by Lessors solely as a convenience and that all parties hereto, and their counsel, have read and fully negotiated all of the language used in this Agreement. The parties acknowledge that, because all parties and their counsel participated in negotiating and drafting this Agreement, no rule of construction shall apply to this Agreement which construes ambiguous and unclear language in favor of or against any party because such party drafted this Agreement, With respect to all provisions of this Agreement, time is of the essence. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Whenever the context so permits, the use of the plural shall include the singular, the singular shall include the plural, and any gender shall be deemed to include all genders.

17.         Execution by Counterparts and Telefacsimile. This Agreement may be executed in one or more counterparts, each of which shall be an original and taken together shall constitute one and the same document. Signature and acknowledgment pages, if any, may be detached from the counterparts and attached to a single copy of this document to physically form one document. For purposes of executing this Agreement, any signed document transmitted by facsimile machine with automatic confirmation of receipt shall be treated in all manner and respects as an original document The signature of any party transmitted by facsimile machine shall be considered to be an original signature, and any such document shall be considered to have the same binding legal effect as an original document executed, delivered and exchanged between or among the parties. At the request of any party, any executed document delivered by facsimile machine shall be re-executed by all parties in a “hard-copy” form. The parties hereto hereby agree that none of them shall raise the use of a facsimile machine for the transmission of signatures as a defense to this Agreement, and each such party hereby waives such defense.

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IN WITNESS WHEREOF, Lessors have caused this Agreement be executed as of the day and year first above written.

“Lessors:”

HEALTHCARE REALTY TRUST INCORPORATED
HR ACQUISITION I CORPORATION HRT OF ALABAMA, INC.
HR ACQUISITION OF PENNSYLVANIA, INC. PENNSYLVANIA HRT, INC.

By	/s/John M. Bryant, Jr.
John M. Bryant, Jr.
Executive Vice President and General Counsel

HR ACQUISITION OF SAN ANTONIO, LTD.

By its general partner:
Healthcare Acquisition of Texas, Inc.

By:	/s/ John M. Bryant, Jr.
John M. Bryant, Jr. Executive Vice President and General Counsel

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IN WITNESS WHEREOF, Lessees has caused this Agreement be executed as of the day and year first above written.

“Lessees:’’

HEALTHSOUTH CORPORATION

By	/s/ Arthur E. Wilson, Jr.
Arthur E. Wilson, Jr.
Senior Vice President

HEALTHSOUTH OF YORK, INC. HEALTHSOUTH OF MONTGOMERY, INC. HEALTHSOUTH OF NITTANY VALLEY, INC.

By	/s/ Arthur E. Wilson, Jr.
Arthur E. Wilson, Jr.
Vice President

HEALTHSOUTH OF TALLAHASSEE LIMITED PARTNERSHIP

By its general partner:
HealthSouth Real Properly Holding Corporation

By	/s/ Arthur E. Wilson, Jr.
Arthur E. Wilson, Jr.
Vice President

BEAUMONT REHAB ASSOCIATES LIMITED PARTNERSHIP

By its general partner:
Southeast Texas Rehabilitation Hospital, Inc.

By	/s/ Arthur E. Wilson, Jr.
Arthur E. Wilson, Jr.
Vice President

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SCHEDULE 1

Annual Payment Obligations

			Current
		Current	Replacement		Additional
ENTITY		Minimum	Minimum	Supplemental	Minimum
ID	Lease Name	Rent	Rent	Rent	Rent

ALT00	Altoona Lease	$2,227,678	$340,405.80	$6,203.16	$230,526.00

GREA00	Great Lakes Lease (Erie)	$2,380,460	$354,626.04	$6,629.82	$246,336.24

MECH00	Mechanicsburg Lease	$1,611,392	$246,232.56	$4,487.06	$166,751.04

MONT00	Montgomery Lease	$2,082,550	$319,663.68	$5,816.65	$215,507.64

NITT00	Nittany Valley Lease (Pleasant Gap)	$2,305,212	$353,841.60	$6,438.56	$238,549.32

PITT00	Pittsburg Lease (Monroeville)	$2,050,139	$312,346.32	$5,655.30	$212,153.76

STEX00	Beaumont Lease	$1,302,669	$188,113.20	$3,405.95	$134,803.56

TALL00	Tallahassee Lease	$1,375,268	$211,098.60	$3,841.19	$142,316.28

YORK00	York Lease	$2,305,212	$353,841.60	$6,438.56	$238,549.32

TOTAL		$17,640,580	$2,680,169.40	$48,916.25	$1,825,493.16

SCHEDULE 2

FLOOR PRICES

ENTITY ID	Lease Name	Floor Price

GREA00	Great Lakes Lease (Erie)	$19,000,000

MECH00	Mechanicsburg Lease	$15,700,000

PITT00	Pittsburgh Lease (Monroeville)	$17,000,000

ALT00	Altoona Lease	N/A

STEX00	Beaumont Lease	$13,200,000

MONT00	Montgomery Lease	$17,500,000

NITT00	Nittany Valley Lease (Pleasant Gap)	$17,600,000

YORK00	York Lease	$17,600,000

TALL00	Tallahassee Lease	$11,700,000

OMNIBUS AMENDMENT AGREEMENT

NO. 1 TO LEASE AGREEMENTS

Dated as of March 31, 2006

HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation (“HR Parent”), HR ACQUISITION I CORPORATION, a Maryland corporation formerly known as Capstone Capital Corporation, formerly known as Capstone Capital Trust, Inc. (“HR Acquisition”), HRT OF ALABAMA, INC., an Alabama corporation (“HR Alabama”), HR ACQUISITION OF PENNSYLVANIA, INC., a Pennsylvania corporation formerly known as Capstone Capital of Pennsylvania, Inc. (“HR Pennsylvania”), PENNSYLVANIA HRT, INC., a Pennsylvania corporation (“Pennsylvania HRT”), HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership formerly known as Capstone Capital of San Antonio, Ltd. (“HR San Antonio”), HEALTHSOUTH CORPORATION, a Delaware corporation formerly known as HealthSouth Rehabilitation Corporation (“HS Parent”), HEALTHSOUTH OF YORK, INC., a Delaware corporation (“HS York”), HEALTHSOUTH OF MONTGOMERY, INC., an Alabama corporation (“HS Montgomery”), HEALTHSOUTH OF NITTANY VALLEY, INC., a Delaware corporation (“HS Nittany Valley”), HEALTHSOUTH OF TALLAHASSEE LIMITED PARTNERSHIP, an Alabama limited partnership (“HS Tallahassee”), and BEAUMONT REHAB ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (“HS Beaumont”), agree as follows:

1.          Preliminary Statements. (a) HR Pennsylvania, as lessor, and HS Parent, as lessee, are parties to that certain Lease Agreement dated as of March 24, 1995 (as amended, the “Great Lakes Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 143 East Second Street situated in Erie County, Pennsylvania. (b) HR Pennsylvania, as lessor, and HS Parent, as lessee, are parties to that certain Lease Agreement dated as of May 10, 1996 (as amended, the “Mechanicsburg Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 175 Lancaster Boulevard, Mechanicsburg, Pennsylvania. (c) HR Pennsylvania, as lessor, and HS Parent, as lessee, are parties to that certain Lease Agreement dated as of May 10, 1996 (as amended, the “Altoona Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 2005 Valley View Boulevard, Altoona, Pennsylvania 16602. (d) HR Pennsylvania, as lessor, and HS Parent, as lessee, are parties to that certain Lease Agreement dated as of June 30, 1997 (as amended, the “Pittsburg Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 2380 McGinley Road, Monroeville, Pennsylvania 15146. (e) HR Alabama, as lessor, and HS Montgomery, as lessee, are parties to that certain Lease Agreement dated as of September 30, 1998 (as amended, the “Montgomery Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 4465 Narrow Lane Road, Montgomery, Alabama, 36116. (f) Pennsylvania HRT (originally styled as “HRT of Pennsylvania, Inc.”), as lessor, and HS Nittany Valley, as lessee, are parties to that certain Lease Agreement dated as of September 30, 1998 (as amended, the “Nittany Valley Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 550 W. College Avenue, Pleasant Gap, Pennsylvania, 16823. (g) HR San Antonio, as lessor, and HS Beaumont, as lessee, are parties to that certain Lease Agreement dated as of April 1, 1996, as amended by that First Amendment to Facility Lease dated as of February 7, 2006 (as amended, the “Beaumont Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 3340 Plaza 10 Boulevard, Beaumont, Texas, 77707. (h) HR Parent, as lessor, and HS Tallahassee, as lessee, are parties to that certain Lease Agreement having a commencement date of October 1, 1998 (as amended, the “Tallahassee Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 1675 Riggins Road, Tallahassee, Florida, 32308. (i) Pennsylvania HRT, as lessor, and HS York, as lessee, are parties to that certain Lease Agreement dated as of September 30, 1998 (as amended, the “York Lease”), for the lease of the inpatient rehabilitation hospital and related real property and improvements located at 1850 Normandie Drive, York, Pennsylvania, 17404. The Great Lakes Lease, the Mechanicsburg Lease, the Altoona Lease, the Pittsburg Lease, the Montgomery Lease, the Nittany Valley Lease, the Beaumont Lease, the Tallahassee Lease and the York Lease are referred to herein, individually as a “Lease” and, collectively, as the “Leases”. HS Parent has executed (i) the Guaranty of Obligations Under Lease Agreement dated as of September 30, 1998 with respect to the Montgomery Lease (the “Montgomery Lease Guaranty”), (ii) the Guaranty of Obligations Under Lease Agreement dated as of September 30, 1998 with respect to the Nittany Valley Lease (the “Nittany Valley Lease Guaranty”), (iii) the Guaranty of Obligations Under Lease Agreement dated as of September 30, 1998 with respect to the Tallahassee Lease (the “Tallahassee Lease Guaranty”), and (iv) the Guaranty of Obligations Under Lease Agreement dated as of September 30, 1998 with respect to the York Lease (the “York Lease Guaranty” and, together with the Montgomery Lease Guaranty, the Nittany Valley Lease Guaranty and the Tallahassee Lease Guaranty, the “Lease Guaranties”). Pursuant to the Lease Guaranties certain of the applicable Lessee’s obligations have been guaranteed, and the Lease Guaranties are an integral part of the transactions contemplated by the parties hereto. HS Parent, its affiliate, HealthSouth Medical Center, Inc., an Alabama corporation (“HSMC”), and HR Parent have entered into the Property Defeasance and Substitution Agreement dated as of March 27, 2006 (the “Defeasance Agreement”) pursuant to which, HR Parent has agreed, among other things, to cause the sale of the three medical office buildings in Birmingham, Alabama (the “Birmingham MOBs”) at the request of HS Parent and HSMC. The parties to the Defeasance Agreement have agreed, among other things, that the aggregate rent paid by HSMC related to the Birmingham MOBs will continue to be paid and will be allocated in part to each of the Leases amended hereby on a pro rata basis to increase the rent payable under each such Lease accordingly, as more particularly shown in the attached Schedule 1. The parties further agree that HR Parent would not have entered into the Defeasance Agreement without the confirmations, ratifications, amendments and agreements set forth in this Omnibus Amendment Agreement No. 1 to Lease Agreements (this “Agreement”).

2.          Definitions. HR Parent, HR Acquisition, HR Alabama, HR Pennsylvania, Pennsylvania HRT, and HR San Antonio are referred to herein, individually, as a “Lessor” and, collectively, as “Lessors.” HS Parent, HS York, HS Montgomery, HS Nittany Valley, HS Tallahassee and HS Beaumont are refereed to herein, individually, as a “Lessee” and, collectively, as “Lessees.” Unless the context otherwise requires, all other capitalized terms used herein without definition shall have the definitions provided therefor in the respective Leases. Unless the context otherwise requires, the effective date of the agreements and amendments set forth in this Agreement shall be the date of this Agreement (the “Effective Date”).

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3.           Amendments and Agreements to the Great Lakes Lease. The Great Lakes Lease is confirmed and amended, effective as of the Effective Date, as follows:

3.1         The current Minimum Rent under the Great Lakes Lease is the annual amount set forth under the heading “Current Rent” for the Great Lakes Lease on Schedule 1 attached hereto.

3.2         Sections 2.3, 2.4 and 31.1 of the Great Lakes Lease are hereby amended by deleting the phrase “Minimum Rent” each time that it appears in such Sections 2.3, 2.4 and 31.1 and substituting the word “Rent” therefor.

3.3          The following Sections 2.5 and 2.6 are added to the Great Lakes Lease following Section 2.4:

2.5          Replacement Minimum Rent.

(a)          Replacement Minimum Rent. Lessee shall pay to Lessor, without notice, demand, set off or counterclaim, in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Replacement Minimum Rent” for the Great Lakes Lease (as such amount shall be increased annually pursuant to Section 2.5(b), the “Replacement Minimum Rent”). The Replacement Minimum Rent shall be payable in advance in equal, consecutive monthly installments, beginning on the Effective Date and continuing on the first day of each calendar month thereafter until the final payment to be made on June 1, 2009. The Replacement Minimum Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

(b)          On each Adjustment Date beginning with the first Adjustment Date following the Effective Date and continuing on each Adjustment Date thereafter until the Replacement Minimum Rent is no longer payable hereunder, the current Replacement Minimum Rent shall be increased effective at such Adjustment Date by 75% of the increase in the Consumer Price Index from the previous Adjustment Date to the current Adjustment Date; provided that such increase shall not be greater than five percent nor less than two percent.

2.6          Supplemental Rent. Lessee shall pay to Lessor as supplemental rent, without notice, demand, set off or counterclaim, in advance in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Supplemental Rent” for the Great Lakes Lease (the “Supplemental Rent”), payable in advance in equal, consecutive monthly installments, beginning on the Effective Date, and continuing on the first day of each calendar month thereafter until April 12, 2011. Supplemental Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

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3.4           Section 36.1 of the Great Lakes Lease is hereby amended by deleting the definitions of “Affiliate” and “Rent” and substituting the following definitions of “Affiliate” and “Rent” therefor:

“Affiliate” means, as to any Person other than a natural person, any Person or entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Person. For purposes hereof, the terms “control”, “controlled”, or “controlling” shall include, (i) the ownership, control or power to vote ten percent or more of (x) the outstanding shares of any class of voting securities of any Person or (y) any holder of beneficial interests of any Person or any such person or entity, as the case may be, directly or indirectly, or acting through one or more persons or entities, (ii) the control in any manner over a general partner(s) of any Person or the election of more than one manager, director or trustee (or persons exercising similar functions) of such Person or entity, or (iii) the power to exercise, directly or indirectly, control over the management or policies of such Person.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent and the Additional Charges.

4.            Amendments and Agreements to the Mechanicsburg Lease. The Mechanicsburg Lease is confirmed and amended, effective as of the Effective Date, as follows:

4.1          The current Minimum Rent under the Mechanicsburg Lease is the annual amount set forth under the heading “Current Rent” for the Mechanicsburg Lease on Schedule 1 attached hereto.

4.2          Sections 2.3, 2.4 and 31.1 of the Mechanicsburg Lease are hereby amended by deleting the phrase “Minimum Rent” each time that it appears in such Sections 2.3, 2.4 and 31.1 and substituting the word “Rent” therefor.

4.3          The following Sections 2.5 and 2.6 are added to the Mechanicsburg Lease following Section 2.4:

2.5         Replacement Minimum Rent.

(a)          Replacement Minimum Rent. Lessee shall pay to Lessor, without notice, demand, set off or counterclaim, in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Replacement Minimum Rent” for the Mechanicsburg Lease (as such amount shall be increased annually pursuant to Section 2.5(b), the “Replacement Minimum Rent”). The Replacement Minimum Rent shall be payable in advance in equal, consecutive monthly installments, beginning on the Effective Date and continuing on the first day of each calendar month thereafter until the final payment to be made on June 1, 2009. The Replacement Minimum Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

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(b)          On each Adjustment Date beginning with the first Adjustment Date following the Effective Date and continuing on each Adjustment Date thereafter until the Replacement Minimum Rent is no longer payable hereunder, the current Replacement Minimum Rent shall be increased effective at such Adjustment Date by 75% of the increase in the Consumer Price Index from the previous Adjustment Date to the current Adjustment Date; provided that such increase shall not be greater than five percent nor less than two percent.

2.6         Supplemental Rent. Lessee shall pay to Lessor as supplemental rent, without notice, demand, set off or counterclaim, in advance in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Supplemental Rent” for the Mechanicsburg Lease (the “Supplemental Rent”), payable in advance in equal, consecutive monthly installments, beginning on the Effective Date, and continuing on the first day of each calendar month thereafter until April 12, 2011. Supplemental Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

4.4           Section 36.1 of the Mechanicsburg Lease is hereby amended by deleting the definitions of “Affiliate” and “Rent” and substituting the following definitions of “Affiliate” and “Rent” therefor:

“Affiliate” means, as to any Person other than a natural person, any Person or entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Person. For purposes hereof, the terms “control”, “controlled”, or “controlling” shall include, (i) the ownership, control or power to vote ten percent or more of (x) the outstanding shares of any class of voting securities of any Person or (y) any holder of beneficial interests of any Person or any such person or entity, as the case may be, directly or indirectly, or acting through one or more persons or entities, (ii) the control in any manner over a general partner(s) of any Person or the election of more than one manager, director or trustee (or persons exercising similar functions) of such Person or entity, or (iii) the power to exercise, directly or indirectly, control over the management or policies of such Person.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent and the Additional Charges.

5.             Amendments and Agreements to the Altoona Lease. The Altoona Lease is confirmed and amended, effective as of the Effective Date, as follows:

5.1           The current Minimum Rent under the Altoona Lease is the annual amount set forth under the heading “Current Rent” for the Altoona Lease on Schedule 1 attached hereto.

5.2           Sections 2.3, 2.4 and 31.1 of the Altoona Lease are hereby amended by deleting the phrase “Minimum Rent” each time that it appears in such Sections 2.3, 2.4 and 31.1 and substituting the word “Rent” therefor.

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5.3          The following Sections 2.5 and 2.6 are added to the Altoona Lease following Section 2.4:

2.5         Replacement Minimum Rent.

(a)          Replacement Minimum Rent. Lessee shall pay to Lessor, without notice, demand, set off or counterclaim, in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Replacement Minimum Rent” for the Altoona Lease (as such amount shall be increased annually pursuant to Section 2.5(b), the “Replacement Minimum Rent”). The Replacement Minimum Rent shall be payable in advance in equal, consecutive monthly installments, beginning on the Effective Date and continuing on the first day of each calendar month thereafter until the final payment to be made on June 1, 2009. The Replacement Minimum Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

(b)          On each Adjustment Date beginning with the first Adjustment Date following the Effective Date and continuing on each Adjustment Date thereafter until the Replacement Minimum Rent is no longer payable hereunder, the current Replacement Minimum-Rent shall be increased effective at such Adjustment Date by 75% of the increase in the Consumer Price Index from the previous Adjustment Date to the current Adjustment Date; provided that such increase shall not be greater than five percent nor less than two percent.

2.6           Supplemental Rent. Lessee shall pay to Lessor as supplemental rent, without notice, demand, set off or counterclaim, in advance in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Supplemental Rent” for the Altoona Lease (the “Supplemental Rent”), payable in advance in equal, consecutive monthly installments, beginning on the Effective Date, and continuing on the first day of each calendar month thereafter until April 12, 2011. Supplemental Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

5.4           Section 36.1 of the Altoona Lease is hereby amended by deleting the definitions of “Affiliate” and “Rent” and substituting the following definitions of “Affiliate” and “Rent” therefor:

“Affiliate” means, as to any Person other than a natural person, any Person or entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Person. For purposes hereof, the terms “control”, “controlled”, or “controlling” shall include, (i) the ownership, control or power to vote ten percent or more of (x) the outstanding shares of any class of voting securities of any Person or (y) any holder of beneficial interests of any Person or any such person or entity, as the case may be, directly or indirectly, or acting through one or more persons or entities, (ii) the control in any manner over a general partner(s) of any Person or the election of more than one manager, director or trustee (or persons exercising similar functions) of such Person or entity, or (iii) the power to exercise, directly or indirectly, control over the management or policies of such Person.

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“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent and the Additional Charges.

6.            Amendments and Agreements to the Pittsburg Lease. The Pittsburgh Lease is confirmed and amended, effective as of the Effective Date, as follows:

6.1           The current Minimum Rent under the Pittsburgh Lease is the annual amount set forth under the heading “Current Rent” for the Pittsburgh Lease on Schedule 1 attached hereto.

6.2           Sections 2.3, 2.4 and 31.1 of the Pittsburg Lease are hereby amended by deleting the phrase “Minimum Rent” each time that it appears in such Sections 2.3, 2.4 and 31.1 and substituting the word “Rent” therefor.

6.3           The following Sections 2.5 and 2.6 are added to the Pittsburgh Lease following Section 2.4:

2.5         Replacement Minimum Rent.

(a)          Replacement Minimum Rent. Lessee shall pay to Lessor, without notice, demand, set off or counterclaim, in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Replacement Minimum Rent” for the Pittsburgh Lease (as such amount shall be increased annually pursuant to Section 2.5(b), the “Replacement Minimum Rent”). The Replacement Minimum Rent shall be payable in advance in equal, consecutive monthly installments, beginning on the Effective Date and continuing on the first day of each calendar month thereafter until the final payment to be made on June 1, 2009. The Replacement Minimum Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

(b)          On each Adjustment Date beginning with the first Adjustment Date following the Effective Date and continuing on each Adjustment Date thereafter until the Replacement Minimum Rent is no longer payable hereunder, the current Replacement Minimum Rent shall be increased effective at such Adjustment Date by 75% of the increase in the Consumer Price Index from the previous Adjustment Date to the current Adjustment Date; provided that such increase shall not be greater than five percent nor less than two percent.

2.6           Supplemental Rent. Lessee shall pay to Lessor as supplemental rent, without notice, demand, set off or counterclaim, in advance in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Supplemental Rent” for the Pittsburgh Lease (the “Supplemental Rent”), payable in advance in equal, consecutive monthly installments, beginning on the Effective Date, and continuing on the first day of each calendar month thereafter until April 12, 2011. Supplemental Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

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6.4           Section 36.1 of the Pittsburgh Lease is hereby amended by deleting the definitions of “Affiliate” and “Rent” and substituting the following definitions of “Affiliate” and “Rent” therefor:

“Affiliate” means, as to any Person other than a natural person, any Person or entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Person. For purposes hereof, the terms “control”, “controlled”, or “controlling” shall include, (i) the ownership, control or power to vote ten percent or more of (x) the outstanding shares of any class of voting securities of any Person or (y) any holder of beneficial interests of any Person or any such person or entity, as the case may be, directly or indirectly, or acting through one or more persons or entities, (ii) the control in any manner over a general partner(s) of any Person or the election of more than one manager, director or trustee (or persons exercising similar functions) of such Person or entity, or (iii) the power to exercise, directly or indirectly, control over the management or policies of such Person.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent and the Additional Charges.

7.            Amendments and Agreements to the Montgomery Lease. The Montgomery Lease is confirmed and amended, effective as of the Effective Date, as follows:

7.1          The current Minimum Rent under the Montgomery Lease is the annual amount set forth under the heading “Current Rent” for the Montgomery Lease on Schedule 1 attached hereto.

7.2          Sections 2.3, 2.4 and 31.1 of the Montgomery Lease are hereby amended by deleting the phrase “Minimum Rent” each time that it appears in such Sections 2.3, 2.4 and 31.1 and substituting the word “Rent” therefor.

7.3          The following Sections 2.5 and 2.6 are added to the Montgomery Lease following Section 2.4:

2.5           Replacement Minimum Rent.

(a)          Replacement Minimum Rent. Lessee shall pay to Lessor, without notice, demand, set off or counterclaim, in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Replacement Minimum Rent” for the Montgomery Lease (as such amount shall be increased annually pursuant to Section 2.5(b), the “Replacement Minimum Rent”). The Replacement Minimum Rent shall be payable in advance in equal, consecutive monthly installments, beginning on the Effective Date and continuing on the first day of each calendar month thereafter until the final payment to be made on June 1, 2009. The Replacement Minimum Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

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(b)          On each Adjustment Date beginning with the first Adjustment Date following the Effective Date and continuing on each Adjustment Date thereafter until the Replacement Minimum Rent is no longer payable hereunder, the current Replacement Minimum Rent shall be increased effective at such Adjustment Date by 75% of the increase in the Consumer Price Index from the previous Adjustment Date to the current Adjustment Date; provided that such increase shall not be greater than five percent nor less than two percent.

2.6           Supplemental Rent. Lessee shall pay to Lessor as supplemental rent, without notice, demand, set off or counterclaim, in advance in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Supplemental Rent” for the Montgomery Lease (the “Supplemental Rent”), payable in advance in equal, consecutive monthly installments, beginning on the Effective Date, and continuing on the first day of each calendar month thereafter until April 12, 2011. Supplemental Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

7.4           Section 36.1 of the Montgomery Lease is hereby amended by deleting the definitions of “Affiliate” and “Rent” and substituting the following definitions of “Affiliate” and “Rent” therefor:

“Affiliate” means, as to any Person other than a natural person, any Person or entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Person. For purposes hereof, the terms “control”, “controlled”, or “controlling” shall include, (i) the ownership, control or power to vote ten percent or more of (x) the outstanding shares of any class of voting securities of any Person or (y) any holder of beneficial interests of any Person or any such person or entity, as the case may be, directly or indirectly, or acting through one or more persons or entities, (ii) the control in any manner over a general partner(s) of any Person or the election of more than one manager, director or trustee (or persons exercising similar functions) of such Person or entity, or (iii) the power to exercise, directly or indirectly, control over the management or policies of such Person.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent and the Additional Charges.

8.             Amendments and Agreements to the Nittany Valley Lease. The Nittany Valley Lease is confirmed and amended, effective as of the Effective Date, as follows:

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8.1          The current Minimum Rent under the Nittany Valley Lease is the annual amount set forth under the heading “Current Rent” for the Nittany Valley Lease on Schedule 1 attached hereto.

8.2          The Nittany Valley Lease is hereby amended generally by deleting any and all references to “HRT of Pennsylvania, Inc.” therein and substituting “Pennsylvania HRT, Inc.” therefor.

8.3          Sections 2.3, 2.4 and 31.1 of the Nittany Valley Lease are hereby amended by deleting the phrase “Minimum Rent” each time that it appears in such Sections 2.3, 2.4 and 31.1 and substituting the word “Rent” therefor.

8.4          The following Sections 2.5 and 2.6 are added to the Nittany Valley Lease following Section 2.4:

2.5         Replacement Minimum Rent.

(a)          Replacement Minimum Rent. Lessee shall pay to Lessor, without notice, demand, set off or counterclaim, in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Replacement Minimum Rent” for the Nittany Valley Lease (as such amount shall be increased annually pursuant to Section 2.5(b), the “Replacement Minimum Rent”). The Replacement Minimum Rent shall be payable in advance in equal, consecutive monthly installments, beginning on the Effective Date and continuing on the first day of each calendar month thereafter until the final payment to be made on June 1, 2009. The Replacement Minimum Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

(b)          On each Adjustment Date beginning with the first Adjustment Date following the Effective Date and continuing on each Adjustment Date thereafter until the Replacement Minimum Rent is no longer payable hereunder, the current Replacement Minimum Rent shall be increased effective at such Adjustment Date by 75% of the increase in the Consumer Price Index from the previous Adjustment Date to the current Adjustment Date; provided that such increase shall not be greater than five percent nor less than two percent.

2.6         Supplemental Rent. Lessee shall pay to Lessor as supplemental rent, without notice, demand, set off or counterclaim, in advance in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Supplemental Rent” for the Nittany Valley Lease (the “Supplemental Rent”), payable in advance in equal, consecutive monthly installments, beginning on the Effective Date, and continuing on the first day of each calendar month thereafter until April 12, 2011. Supplemental Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

10

8.5           Section 36.1 of the Nittany Valley Lease is hereby amended by deleting the definitions of “Affiliate” and “Rent” and substituting the following definitions of “Affiliate” and “Rent” therefor:

“Affiliate” means, as to any Person other than a natural person, any Person or entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Person. For purposes hereof, the terms “control”, “controlled”, or “controlling” shall include, (i) the ownership, control or power to vote ten percent or more of (x) the outstanding shares of any class of voting securities of any Person or (y) any holder of beneficial interests of any Person or any such person or entity, as the case may be, directly or indirectly, or acting through one or more persons or entities, (ii) the control in any manner over a general partner(s) of any Person or the election of more than one manager, director or trustee (or persons exercising similar functions) of such Person or entity, or (iii) the power to exercise, directly or indirectly, control over the management or policies of such Person.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent and the Additional Charges.

9.            Amendments and Agreements to the Beaumont Lease. The Beaumont Lease is confirmed and amended, effective as of the Effective Date, as follows:

9.1           The current Minimum Rent under the Beaumont Lease is the annual amount set forth under the heading “Current Rent” for the Beaumont Lease on Schedule 1 attached hereto.

9.2           Section 2.1 of the Beaumont Lease is hereby amended by deleting the definitions of “Affiliate” and “Rent” and substituting the following definitions of “Affiliate” and “Rent” therefor:

“Affiliate” means, as to any Person other than a natural person, any Person or entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Person. For purposes hereof, the terms “control”, “controlled”, or “controlling” shall include, (i) the ownership, control or power to vote ten percent or more of (x) the outstanding shares of any class of voting securities of any Person or (y) any holder of beneficial interests of any Person or any such person or entity, as the case may be, directly or indirectly, or acting through one or more persons or entities, (ii) the control in any manner over a general partner(s) of any Person or the election of more than one manager, director or trustee (or persons exercising similar functions) of such Person or entity, or (iii) the power to exercise, directly or indirectly, control over the management or policies of such Person.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent and the Additional Charges.

11

9.3          Section 2.1 of the Beaumont Lease is hereby amended by inserting the following definition immediately after “Consolidated Financials” and immediately before “Continental”:

Consumer Price Index or CPI: The Consumer Price Index for all Urban Consumers for the U.S. City Average for all Items (1982-1984=100) as published by the United States Department of Labor, Bureau of Labor Statistics.

9.4           Sections 3.3 and 3.4 of the Beaumont Lease are hereby amended by deleting the phrase “Minimum Rent” each time that it appears in such Sections 3.3 and 3.4 and substituting the word “Rent” therefor.

9.5           The following Sections 3.5 and 3.6 are added to the Beaumont Lease following Section 3.4:

3.5         Replacement Minimum Rent.

(a)          Replacement Minimum Rent. Tenant shall pay to Landlord, without notice, demand, set off or counterclaim, in advance the annual sum set forth, on Schedule 1 attached hereto under the heading “Replacement Minimum Rent” for the Beaumont Lease (as such amount shall be increased annually pursuant to Section 3.5(b), the “Replacement Minimum Rent”). The Replacement Minimum Rent shall be payable in advance in equal, consecutive monthly installments, beginning on the Effective Date and continuing on the first day of each calendar month thereafter until the final payment to be made on June 1, 2009. The Replacement Minimum Rent shall be prorated as to any partial month and shall be payable to Landlord in the same manner and location as the Minimum Rent.

(b)          On June 30, 2006, and each June 30 thereafter (each such annual date individually referred to as the “Adjustment Date”) until the Replacement Minimum Rent is no longer payable hereunder, the current Replacement Minimum Rent shall be increased effective at such Adjustment Date by 75% of the increase in the Consumer Price Index from the previous Adjustment Date to the current Adjustment Date; provided that such increase shall not be greater than five percent nor less than two percent.

3.6         Supplemental Rent. Tenant shall pay to Landlord as supplemental rent, without notice, demand, set off or counterclaim, in advance in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Supplemental Rent” for the Beaumont Lease (the “Supplemental Rent”), payable in advance in equal, consecutive monthly installments, beginning on the Effective Date, and continuing on the first day of each calendar month thereafter until April 12, 2011. Supplemental Rent shall be prorated as to any partial month and shall be payable to Landlord in the same manner and location as the Minimum Rent.

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10.          Amendments and Agreements to the Tallahassee Lease. The Tallahassee Lease is confirmed and amended, effective as of the Effective Date, as follows:

10.1        The current Minimum Rent under the Tallahassee Lease is the annual amount set forth under the heading “Current Rent” for the Tallahassee Lease on Schedule 1 attached hereto.

10.2        Sections 2.3, 2.4 and 31.1 of the Tallahassee Lease are hereby amended by deleting the phrase “Minimum Rent” each time that it appears in such Sections 2.3, 2.4 and 31.1 and substituting the word “Rent” therefor.

10.3        The following Sections 2.5 and 2.6 are added to the Tallahassee Lease following Section 2.4:

2.5          Replacement Minimum Rent.

(a)          Replacement Minimum Rent. Lessee shall pay to Lessor, without notice, demand, set off or counterclaim, in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Replacement Minimum Rent” for the Tallahassee Lease (as such amount shall be increased annually pursuant to Section 2.5(b), the “Replacement Minimum Rent”). The Replacement Minimum Rent shall be payable in advance in equal, consecutive monthly installments, beginning on the Effective Date and continuing on the first day of each calendar month thereafter until the final payment to be made on June 1, 2009. The Replacement Minimum Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

(b)          On each Adjustment Date beginning with the first Adjustment Date following the Effective Date and continuing on each Adjustment Date thereafter until the Replacement Minimum Rent is no longer payable hereunder, the current Replacement Minimum Rent shall be increased effective at such Adjustment Date by 75% of the increase in the Consumer Price Index from the previous Adjustment Date to the current Adjustment Date; provided that such increase shall not be greater than five percent nor less than two percent.

2.6         Supplemental Rent. Lessee shall pay to Lessor as supplemental rent, without notice, demand, set off or counterclaim, in advance in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Supplemental Rent” for the Tallahassee Lease (the “Supplemental Rent”), payable in advance in equal, consecutive monthly installments, beginning on the Effective Date, and continuing on the first day of each calendar month thereafter until April 12, 2011. Supplemental Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

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10.4         Section 36.1 of the Tallahassee Lease is hereby amended by deleting the definitions of “Affiliate” and “Rent” and substituting the following definitions of “Affiliate” and “Rent” therefor:

“Affiliate” means, as to any Person other than a natural person, any Person or entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Person. For purposes hereof, the terms “control”, “controlled”, or “controlling” shall include, (i) the ownership, control or power to vote ten percent or more of (x) the outstanding shares of any class of voting securities of any Person or (y) any holder of beneficial interests of any Person or any such person or entity, as the case may be, directly or indirectly, or acting through one or more persons or entities, (ii) the control in any manner over a general partner(s) of any Person or the election of more than one manager, director or trustee (or persons exercising similar functions) of such Person or entity, or (iii) the power to exercise, directly or indirectly, control over the management or policies of such Person.

“Rent” means, collectively, the Minimum Rent, the Additional Rent, the Replacement Minimum Rent, the Supplemental Rent and the Additional Charges.

11.           Amendments and Agreements to the York Lease. The York Lease is confirmed and amended, effective as of the Effective Date, as follows:

11.1         The current Minimum Rent under the York Lease is the annual amount set forth under the heading “Current Rent” for the York Lease on Schedule 1 attached hereto.

11.2         The York Lease is hereby amended generally by deleting any and all references to “HRT of Pennsylvania, Inc.” and substituting “Pennsylvania HRT, Inc,” therefor.

11.3         Sections 2.3, 2.4 and 31.1 of the York Lease are hereby amended by deleting the phrase “Minimum Rent” each time that it appears in such Sections 2.3, 2.4 and 31.1 and substituting the word “Rent” therefor.

11.4         The following Sections 2.5 and 2.6 are added to the York Lease following Section 2.4:

2.5           Replacement Minimum Rent.

(a)          Replacement Minimum Rent. Lessee shall pay to Lessor, without notice, demand, set off or counterclaim, in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Replacement Minimum Rent” for the York Lease (as such amount shall be increased annually pursuant to Section 2.5(b), the “Replacement Minimum Rent”). The Replacement Minimum Rent shall be payable in advance in equal, consecutive monthly installments, beginning on the Effective Date and continuing on the first day of each calendar month thereafter until the final payment to be made on June 1, 2009. The Replacement Minimum Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

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(b)          On each Adjustment Date beginning with the first Adjustment Date following the Effective Date and continuing on each Adjustment Date thereafter until the Replacement Minimum Rent is no longer payable hereunder, the current Replacement Minimum Rent shall be increased effective at such Adjustment Date by 75% of the increase in the Consumer Price Index from the previous Adjustment Date to the current Adjustment Date; provided that such increase shall not be greater than five percent nor less than two percent.

2.6           Supplemental Rent. Lessee shall pay to Lessor as supplemental rent, without notice, demand, set off or counterclaim, in advance in advance the annual sum set forth on Schedule 1 attached hereto under the heading “Supplemental Rent” for the York Lease (the “Supplemental Rent”), payable in advance in equal, consecutive monthly installments, beginning on the Effective Date, and continuing on the first day of each calendar month thereafter until April 12, 2011. Supplemental Rent shall be prorated as to any partial month and shall be payable to Lessor in the same manner and location as the Minimum Rent.

11.5          Section 36.1 of the York Lease is hereby amended by deleting the definitions of “Affiliate” and “Rent” and substituting the following definitions of “Affiliate” and “Rent” therefor:

“Affiliate” means, as to any Person other than a natural person, any Person or entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Person. For puiposes hereof, the terms “control”, “controlled”, or “controlling” shall include, (i) the ownership, control or power to vote ten percent or more of (x) the outstanding shares of any class of voting securities of any Person or (y) any holder of beneficial interests of any Person or any such person or entity, as the case may be, directly or indirectly, or acting through one or more persons or entities, (ii) the control in any manner over a general partners) of any Person or the election of more than one manager, director or trustee (or persons exercising similar functions) of such Person or entity, or (iii) the power to exercise, directly or indirectly, control over the management or policies of such Person.

“Rent” means, collectively, the Minimum Rent, the Replacement Minimum Rent, the Supplemental Rent and the Additional Charges.

12.           Representations and Warranties of Lessors. Each Lessor hereby severally, but not jointly, represents and warrants to each Lessee that is a party to each of the Leases executed by such Lessor, as follows:

12.1         Authority. Such Lessor is duly organized, validly existing and in good standing under the laws of the State of its incorporation, formation or organization and is in good standing and is authorized to transact business in each state in which it conducts business. Such Lessor has all requisite corporate, partnership or other (as the case may be) right, power, authority and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated herein.

15

12.2         Execution. The execution, delivery and performance by such Lessor of this Agreement and the consummation by it of the transactions contemplated herein have been duly and validly authorized by all necessary corporate, partnership or other (as the case may be) action on the part of such Lessor. Upon its execution and delivery, this Agreement will be a valid and binding obligation of such Lessor, enforceable against such Lessor in accordance with its terms.

12.3         No contravention. Neither of the execution, delivery or performance by such Lessor of this Agreement, nor the consummation by such Lessor of the transactions contemplated herein will (with or without the passage of time or the giving of notice or both) (i) conflict with or violate the organizational or governing documents of such Lessor, (ii) conflict with or violate any law, rule, regulation, order, judgment, injunction or decree applicable to such Lessor or by which its properties are bound or affected, or (iii) require on the part of such Lessor any license, permit, consent, approval, clearance, order or authorization of, or registration, qualification, declaration or filing with any federal, state or local government or any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any filing with, notice to or consent of any other person, other than as expressly provided in this Agreement.

13.           Representations and Warranties of Lessees. Each Lessee hereby severally, but not jointly, represents and warrants to each Lessor that is a party to each of the Leases executed by such Lessee, as follows:

13.1         Authority. Such Lessee is duly organized, validly existing and in good standing under the laws of the State of its incorporation, formation or organization and is in good standing and is authorized to transact business in each state in which it conducts business. Such Lessee has all requisite corporate, partnership or other (as the case may be) right, power, authority and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated herein.

13.2         Execution. The execution, delivery and performance by such Lessee of this Agreement and the consummation by it of the transactions contemplated herein have been duly and validly authorized by all necessary corporate, partnership or other (as the case may be) action on the part of such Lessee. Upon its execution and delivery, this Agreement will be and a valid and binding obligation of such Lessee, enforceable against such Lessee in accordance with its terms.

13.3         No contravention. Neither of the execution, delivery or performance by such Lessee of this Agreement, nor the consummation by such Lessee of the transactions contemplated herein will (with or without the passage of time or the giving of notice or both) (i) conflict with or violate the organizational or governing documents of such Lessee, (ii) conflict with or violate any law, rule, regulation, order, judgment, injunction or decree applicable to such Lessee or by which its properties are bound or affected, or (iii) require on the part of such Lessee any license, permit, consent, approval, clearance, order or authorization of, or registration, qualification, declaration or filing with any federal, state or local government or any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any filing with, notice to or consent of any other person, other than as expressly provided in this Agreement.

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14.           Representations and Warranties of HS Parent. HS Parent hereby represents and warrants to each Lessor, as follows:

14.1         Authority. HS Parent is duly organized, validly existing and in good standing under the laws of the State of its incorporation and is in good standing and is authorized to transact business in each state in which it conducts business. HS Parent has all requisite corporate right, power, authority and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated herein.

14.2         Execution. The execution, delivery and performance by HS Parent of this Agreement and the consummation by it of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of HS Parent. Upon its execution and delivery, this Agreement will be and a valid and binding obligation of HS Parent, enforceable against HS Parent in accordance with its terms.

14.3         No contravention. Neither of the execution, delivery or performance by HS Parent of this Agreement, nor the consummation by HS Parent of the transactions contemplated herein will (with or without the passage of time or the giving of notice or both) (i) conflict with or violate the organizational or governing documents of HS Parent, (ii) conflict with or violate any law, rule, regulation, order, judgment, injunction or decree applicable to HS Parent or by which its properties are bound or affected, or (iii) require on the part of HS Parent any license, permit, consent, approval, clearance, order or authorization of, or registration, qualification, declaration or filing with any federal, state or local government or any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any filing with, notice to or consent of any other person, other than as expressly provided in this Agreement.

15.           Confirmation of Leases. Each party hereto (a) renews, reaffirms and ratifies the Leases, as amended hereby, to which it is a party, (b) agrees that this Agreement shall not in any way impair or lessen its liabilities under any such Leases, as amended hereby, and (c) acknowledges that such Leases, as amended hereby, are in full force and effect and that there currently exists no default nor any defenses or claims of offset or otherwise against the enforcement thereof by any other party thereto or by any other party in favor of which such Leases were expressly made.

16.           Confirmation of Leases and Lease Guaranties. HS Parent hereby (a) renews, reaffirms and ratifies the Leases, as amended hereby, and the Lease Guaranties, (b) agrees that this Agreement shall not in any way impair or lessen its liabilities under any of the Leases, as amended hereby, or Lease Guaranties, and (c) acknowledges that the Leases, as amended hereby, and Lease Guaranties are in full force and effect and that there currently exists no defenses or claims of offset or otherwise against the enforcement thereof by any other party thereto or by any other party in favor of which such Leases or Lease Guaranties were expressly made.

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17.           Legal Opinions.

17.1           Lessors shall cause its legal counsel to deliver Lessees a legal opinion substantially in the form of Schedule 2 attached hereto dated as of the date hereof.

17.2         Lessees shall cause its legal counsel to deliver Lessors a legal opinion substantially in the form of Schedule 3 attached hereto dated as of the date hereof.

18.           Reimbursement of Attorneys’ Fees. Lessees shall promptly reimburse the reasonable attorneys’ fees and expenses incurred by Lessors in connection with the preparation and negotiation of this Agreement and the review of related documents, which payment shall be made directly to counsel for Lessors.

19.          Miscellaneous. The validity, interpretation, enforcement and effect of this Agreement and any matter arising out of or in connection with this Agreement shall be governed by, and construed in accordance with, the laws of the State of Alabama, without regard to principles of conflicts of laws; provided, however, that any amendment of or agreement with respect to a particular Lease or Lease Guaranty shall be governed by, and construed in accordance with, the laws of the state or states recited in such Lease or Lease Guaranty. This Agreement shall be binding and shall enure to the benefit of the parties hereto, and their respective permitted successors and assigns. This Agreement shall not be modified or amended except by mutual written agreement This. Agreement constitutes the entire agreement and understanding of the parties with respect by the subject matter hereof and supersedes all prior agreements, oral or written, and all other communications among the parties relating to such subject matter. The waiver by any party of a breach or violation of any provisions of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach of the same or other provision. In the event any provision of this Agreement is held to be unenforceable or invalid for any reason, this Agreement shall remain in full force and effect and enforceable in accordance with its terms disregarding such enforceable or invalid provision. The captions and headings used in this Agreement are made for convenience and general reference only and should not be construed to describe, define, limit or expand the scope and intent of any term or provision of this Agreement. The parties acknowledge that this Agreement was initially prepared by Lessors solely as a convenience and that all parties hereto, and their counsel, have read and fully negotiated all of the language used in this Agreement. The parties acknowledge that, because all parties and their counsel participated in negotiating and drafting this Agreement, no rule of construction shall apply to this Agreement which construes ambiguous and unclear language in favor of or against any party because such party drafted this Agreement. With respect to all provisions of this Agreement, time is of the essence. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Whenever the context so permits, the use of the plural shall include the singular, the singular shall include the plural, and any gender shall be deemed to include all genders.

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20.         Execution by Counterparts and Telefacsimile. This Agreement may be executed in one or more counterparts, each of which shall be an original and taken together shall constitute one and the same document. Signature and acknowledgment pages, if any, may be detached from the counterparts and attached to a single copy of this document to physically form one document. For purposes of executing this Agreement, any signed document transmitted by facsimile machine with automatic confirmation of receipt shall be treated in all manner and respects as an original document. The signature of any party transmitted by facsimile machine shall be considered to be an original signature, and any such document shall be considered to have the same binding legal effect as an original document executed, delivered and exchanged between or among the parties. At the request of any party, any executed document delivered by facsimile machine shall be re-executed by all parties in a “hard-copy” form. The parties hereto hereby agree that none of them shall raise the use of a facsimile machine for the transmission of signatures as a defense to this Agreement, and each such party hereby waives such defense.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement be executed as of the day and year first above written.

“Lessors:”

HEALTHCARE REALTY TRUST
INCORPORATED
HR ACQUISITION I CORPORATION
HRT OF ALABAMA, INC.
HR ACQUISITION OF PENNSYLVANIA, INC. PENNSYLVANIA HRT, INC.

By:	/s/ J.D. Carter Steele
J.D. Carter Steele
Senior Vice President and
Chief Operating Officer

HR ACQUISITION OF SAN ANTONIO, LTD.

By its general partner:
Healthcare Acquisition of Texas, Inc.

By:	/s/ J.D. Carter Steele
J.D. Carter Steele
Senior Vice President and
Chief Operating Officer

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“Lessees:”

HEALTHSOUTH CORPORATION

By	/s/ Arthur E. Wilson, Jr.
Arthur E. Wilson, Jr.
Senior Vice President

HEALTHSOUTH OF YORK, INC.
HEALTHSOUTH OF MONTGOMERY, INC.
HEALTHSOUTH OF NITTANY VALLEY, INC.

By	/s/ Arthur E. Wilson, Jr.
Arthur E. Wilson, Jr.
Vice President

HEALTHSOUTH OF TALLAHASSEE
LIMITED PARTNERSHIP

By its general partner:
HealthSouth Real Property Holding Corporation

By	/s/ Arthur E. Wilson, Jr.
Arthur E. Wilson, Jr.
Vice President

BEAUMONT REHAB ASSOCIATES LIMITED
PARTNERSHIP

By its general partner:
Southeast Texas Rehabilitation Hospital, Inc.

By	/s/ Arthur E. Wilson, Jr.
Artnur E. Wilson, Jr.
Vice President

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SCHEDULE 1

			REPLACEMENT
ENTITY ID	LEASE NAME	CURRENT RENT	MINIMUM RENT	SUPPLEMENTAL RENT
ALT000	Altoona Lease	$2,017,969	$315,762.60	$6,203.16
GREA00	Great Lakes Lease	$2,156,766	$337,480.92	$6,629.82
MECH00	Mechanicsburg Lease	$1,459,699	$228,407.05	$4,487.06
MONT00	Montgomery Lease	$1,892,233	$296,088.00	$5,816.65
NITT00	Nittany Valley Lease	$2,094,547	$327,745.17	$6,438.56
PITT00	Pittsburg Lease	$1,839,742	$287,874.45	$5,655.30
STEX00	Beaumont Lease	$1,108,000	$173,374.79	$3,405.95
TALL00	Tallahassee Lease	$1,249,588	$195.529.84	$3,841.19
YORK00	York Lease	$2,094,547	$327,745.17	$6,438.56
	TOTAL	$15,913,091	$2,490,008.00	$48,916.25

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SCHEDULE 2

[LETTERHEAD OF SIROTE & PERMUTT, P.C.]

March 31, 2006

HealthSouth Corporation

One HealthSouth Parkway

Birmingham, Alabama 35243

Re:	OmnibusAmendment

Ladies and Gentlemen:

[Description of parties, transaction and transaction documents.]

[Insert Assumptions]

Based on our review of the foregoing and subject to the assumptions and qualifications set forth herein, it is our opinion that, as of the date of this letter:

1.          Each Lessor is validly existing and in good standing under the laws of the state of its incorporation, formation or organization and is in good standing and is authorized to transact business in [specify relevant state]. Each Lessor has the full corporate or limited partnership power and authority to enter into the Amendment Agreement and to execute and deliver all other documents and instruments required in connection therewith and to perform Lessor’s obligations thereunder.

2.          Each general partner of a Lessor is validly existing and in good sanding under the laws of the State of its formation or organization and is in good standing and is authorized to transact business in [specify relevant state]. Each general partner of a Lessor acting individually has the full corporate power and authority to be a general partner of such Lessor, and to execute and deliver the Amendment Agreement and all other documents and instruments required in connection therewith on behalf of such Lessor, as a general partner.

3.          All necessary action has been taken to authorize each Lessor to undertake the transactions contemplated by the Amendment Agreement, and the execution and delivery by each Lessor of the Amendment Agreement and all other documents and instruments required in connection therewith.

4.          All necessary action has been taken to authorize each general partner of a Lessor to execute and deliver the Amendment Agreement and all other documents and instruments required in connection therewith on behalf of such Lessor and on its own behalf.

5.          The Amendment Agreement has been duly executed and delivered by each Lessor and constitutes the legal, valid and binding obligations of each Lessor, as the case may be, enforceable against such Lessor in accordance with its terms.

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[Insert qualifications and limitations]

This opinion is made for the benefit of and can be relied on by the Lessees, their successors and/or assigns and their respective counsel.

Very truly yours,

24

SCHEDULE 3

[LETTERHEAD OF BALCH & BINGHAM LLP]

March 31, 2006

Healthcare Realty Trust Incorporated

3310 West End Avenue

Suite 700

Nashville, Tennessee 37203

Re:	Omnibus Amendment

Ladies and Gentlemen:

[Description of parties, transaction and transaction documents.]

[Insert Assumptions]

Based on our review of the foregoing and subject to the assumptions and qualifications set forth herein, it is our opinion that, as of the date of this letter:

1.          Each Lessee is validly existing and in good standing under the laws of the State of its incorporation, formation or organization and is in good standing and is authorized to transact business in [specify relevant state]. Each Lessee has the full corporate or limited partnership power and authority to enter into the Amendment Agreement and to execute and deliver all other documents and instruments required in connection therewith and to perform Lessee’s obligations thereunder.

2.          Each general partner of a Lessee is validly existing and in good sanding under the laws of the State of its formation or organization and is in good standing and is authorized to transact business in [specify relevant state]. Each general partner of a Lessee acting individually has the full corporate power and authority to be a general partner of such Lessee, and to execute and deliver the Amendment Agreement and all other documents and instruments required in connection therewith on behalf of such Lessee, as a general partner.

3.          All necessary action has been taken to authorize each Lessee to undertake the transactions contemplated by the Amendment Agreement, and the execution and delivery by each Lessee of the Amendment Agreement and all other documents and instruments required in connection therewith.

4.          All necessary action has been taken to authorize each general partner of a Lessee to execute and deliver the Amendment Agreement and all other documents and instruments required in connection therewith on behalf of such Lessee and on its own behalf.

5.          The Amendment Agreement has been duly executed and delivered by each Lessee and constitutes the legal, valid and binding obligations of each Lessee, as the case may be, enforceable against such Lessee in accordance with its terms.

25

[Insert qualifications and limitations]

This opinion is made for the benefit of and can be relied on by the Lessors, their successors and/or assigns and their respective counsel.

Very truly yours,

26

(36)

LEASE AGREEMENT

LEASE AGREEMENT

CAPSTONE CAPITAL OF PENNSYLVANIA, INC.

a Pennsylvania corporation

(“Lessor”)

AND

HEALTHSOUTH Corporation

a Delaware corporation

(“Lessee”)

May 10, 1996

for

HEALTHSOUTH Rehabilitation Hospital of Altoona

2005 Valley View Boulevard

Altoona, Pennsylvania 16602

TABLE OF CONTENTS

ARTICLE I	LEASED PROPERTY: TERM	1

ARTICLE II	RENT	2
2.1	Minimum Rent and Adjustments to Minimum Rent	2
2.2	Calculation of Increases to Minimum Rent	2
2.3	Additional Charges	3
2.4	Net Lease	3

ARTICLE III	IMPOSITIONS	3
3.1	Payment of Impositions	3
3.2	Proration of Impositions	4
3.3	Utility Charges	4
3.4	Insurance Premiums	4
3.5	Ground Lease	4

ARTICLE IV	NO TERMINATION	4

ARTICLE V	OWNERSHIP OF LEASED PROPERTY	5
5.1	Ownership of the Property	5
5.2	Personal Property	5

ARTICLE VI	CONDITION AND USE OF LEASED PROPERTY	5
6.1	Condition of the Leased Property	5
6.2	Use of the Leased Property	5
6.3	Management of Facility	6
6.4	Lessor to Grant Easements	6
6.5	Ground Lease Provisions	7

ARTICLE VII	LEGAL, INSURANCE AND FINANCIAL REQUIREMENTS	7
7.1	Compliance with Legal and Insurance Requirements	7
7.2	Legal Requirement Covenants	7

ARTICLE VIII	REPAIRS: RESTRICTIONS AND ANNUAL INSPECTIONS	7
8.1	Maintenance and Repair	7
8.2	Encroachments; Restrictions	8
8.3	Annual Inspections	8

ARTICLE IX	CAPITAL ADDITIONS	9
9.1	Construction of Capital Additions to the Leased Property	9
9.2	Capital Additions Financed by Lessee	9
9.3	Capital Additions Financed by Lessor	10
9.4	Remodeling and Non-Capital Additions	11
9.5	Salvage	12

ARTICLE X	LIENS	12

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ARTICLE XI	PERMITTED CONTESTS	12

ARTICLE XII	INSURANCE	13
12.1	General Insurance Requirements	13
12.2	Replacement Cost	14
12.3	Additional Insurance	14
12.4	Waiver of Subrogation	14
12.5	Form of Insurance	15
12.6	Change in Limits	15
12.7	Blanket Policy	15
12.8	No Separate Insurance	15

ARTICLE XIII	FIRE AND CASUALTY	16
13.1	Insurance Proceeds	16
13.2	Reconstruction in the Event of Damage or Destruction Covered by Insurance	16
13.3	Reconstruction in the Event of Damage or Destruction Not Covered by Insurance	17
13.4	Lessee’s Property	17
13.5	Restoration of Lessee’s Property	17
13.6	No Abatement of Rent	17
13.7	Damage Near End of Term	17
13.8	Waiver	17

ARTICLE XIV	CONDEMNATION	18
14.1	Parties’ Rights and Obligations	18
14.2	Total Taking	18
14.3	Partial Taking	18
14.4	Restoration	18
14.5	Award Distribution	18
14.6	Temporary Taking	18

ARTICLE XV	DEFAULT	19
15.1	Events of Default	19
15.2	Remedies	20
15.3	Additional Expenses	21
15.4	Waiver	21
15.5	Application of Funds	22
15.6	Notices by Lessor	22

ARTICLE XVI	LESSOR’S RIGHT TO CURE	22

ARTICLE XVII	PURCHASE OP THE LEASED PROPERTY	22

ARTICLE XVIII	HOLDING OVER	23

ARTICLE XIX	ABANDONMENT	23

19.1	Discontinuance of Operations on the Leased Property	23
19.2	Obsolescence of the Leased Property; Offer to Purchase	23
19.3	Conveyance of Leased Property	24

ARTICLE XX	SUBSTITUTION OF PROPERTY	24
20.1	Substitution of Property for the Leased Property	24
20.2	Conditions to Substitution	26
20.3	Conveyance to Lessee	27
20.4	Expenses	27

ARTICLE XXI	RISK OF LOSS	27

ARTICLE XXII	INDEMNIFICATION	27

ARTICLE XXIII	SUBLETTING AND ASSIGNMENT	28
23.1	Subletting and Assignment	28
23.2	Non-Disturbance, Subordination and Attornment	28

ARTICLE XXIV	OFFICER’S CERTIFICATES AND FINANCIAL STATEMENTS	29

ARTICLE XXV	INSPECTION	29

ARTICLE XXVI	QUIET ENJOYMENT	29

ARTICLE XXVII	NOTICES	30

ARTICLE XXVIII	APPRAISAL	31

ARTICLE XXIX	PURCHASE	32
29.1	First Refusal to Purchase	32

ARTICLE XXX	DEFAULT BY LESSOR	33
30.1	Default by Lessor	33
30.2	Lessee’s Right to Cure	33

ARTICLE XXXI	ARBITRATION	33
31.1	Controversies	33
31.2	Appointment of Arbitrators	33
31.3	Third Arbitrator	34
31.4	Arbitration Procedure	34
31.5	Expenses	34

ARTICLE XXXII	FINANCING OF THE LEASED PROPERTY	34

ARTICLE XXXIII	SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE	35

ARTICLE XXXIV	EXTENDED TERMS	36

ARTICLE XXXV	MISCELLANEOUS	36
35.1	No Waiver	36
35.2	Remedies Cumulative	36
35.3	Surrender	36
35.4	No Merger of Title	36
35.5	Transfers by Lessor	36
35.6	General	37
35.7	Memorandum of Lease	37
35.8	Transfer of Licenses	37

ARTICLE XXXVI	GLOSSARY OF TERMS	37

LEASE

THIS LEASE (“Lease”) dated as of May 10, 1996 is entered into by and between CAPSTONE CAPITAL OF PENNSYLVANIA, INC., a Pennsylvania corporation, having its principal office at 1000 Urban Center Drive, Suite 630, Birmingham, Alabama 35242 (“Lessor”) and HEALTHSOUTH Corporation, a Delaware corporation, having its principal office at Two Perimeter Park South, Suite 224W, Birmingham, Alabama 35243 (“Lessee”).

ARTICLE I

LEASED PROPERTY: TERM

Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee and Lessee rents from Lessor all of Lessor’s leasehold interest in and to the following real property (collectively, the “Leased Property”):

(a)          the real property more particularly described on Exhibit A attached hereto together with all covenants, licenses, privileges and benefits thereto belonging, and any easements, rights-of-way, rights of ingress and egress or other interests of Lessor in, on or to any land, highway, street, road or avenue, open or proposed, in, on, across, in front of, abutting or adjoining such real property including, without limitation any strips and gores adjacent to or lying between such real property and any adjacent real property (the “Land”);

(b)          all buildings, structures, Fixtures (as hereinafter defined) and other improvements of every kind including all alleyways and connecting tunnels, crosswalks, sidewalks, landscaping, parking lots and structures and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land, and Capital Additions financed by Lessor (but specifically excluding Capital Additions financed by Lessee), drainage and all above-ground and underground utility structures (collectively, the “Leased Improvements”);

(c)          all permanently affixed equipment, machinery, fixtures and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, carpet, moveable or immoveable walls or partitions and built-in oxygen and vacuum systems, all of which are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Personal Property (collectively the “Fixtures”); and

(d)          to the extent permitted by law, all permits, approvals and other intangible property or any interest therein now or hereafter owned or held by Lessor in connection with the Leased Property or any business or businesses now or hereafter conducted by Lessee or with the use thereof, including all contract rights, agreements, trade names, water rights and reservations, zoning rights, business licenses and warranties (including those relating to construction or fabrication) related to the Leased Property or any part thereof, specifically excluding the general corporate trademarks, service marks, logos or insignia or books and records of Lessee; and

(e)          all site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, and other plans and studies that relate to the Land or the Improvements and are in Lessee’s possession or control.

SUBJECT, HOWEVER, to the matters set forth on Exhibit B attached hereto (the “Permitted Exceptions”), to have and to hold for a fixed term of 15 years (the “Fixed Term”) commencing on May 10, 1996 (the “Commencement Date”) and ending on May 9, 2011, as may be extended pursuant to the terms of Article XXXIV hereof.

ARTICLE II
RENT

2.1           Minimum Rent and Adjustments to Minimum Rent. Lessee shall pay to Lessor; without notice, demand, set off (except as set forth in Section 30.2 or Article XXXII hereof) or counterclaim, in advance in lawful money of the United States of America, at Lessor’s address set forth herein or at such other place or to such other person, firms or corporations as Lessor from time to time may designate in writing, Minimum Rent, as adjusted annually pursuant to Section 2.1(b) during the Term, as follows:

(a)           Minimum Rent. Lessee will pay to Lessor as rent (the “Minimum Rent”) for the Leased Property the annual sum of $1,632,447.13, payable in advance in 12 equal, consecutive monthly installments of $136,037.26, on the first day of each calendar month of the Term, plus any rent or other sums due under the Ground Lease which may be due from time to time thereunder to the landlord; provided that such ground rent or other sums due under the Ground Lease shall be paid directly by Lessee to the landlord under the Ground Lease; provided, further, that in the event Lessor purchases the fee simple title to the Land, Lessee shall continue to pay to Lessor an amount of rent with respect to the Land determined by Lessor and Lessee to represent a fair marekt rental. Minimum Rent shall be prorated as to any partial month, and is subject to adjustment as provided in Sections 9.3(b)(iv) and 20.1 below.

(b)           Increases to Minimum Rent. On each anniversary of the Commencement Date (each such annual date individually referred to as the “Adjustment Date”) throughout the remainder of the Fixed Term and any Extended Terms, the then-current Minimum Rent shall be increased annually effective at such Adjustment Date by the increase in the Consumer Price Index from the Commencement Date to the first Adjustment Date and, thereafter, from one Adjustment Date to the then-current Adjustment Date; provided that such increase shall not be greater than five percent nor less than two percent.

2.2           Calculation of Increases to Minimum Rent. Prior to or upon each Adjustment Date, Lessor will calculate the increase in the Minimum Rent pursuant to the provisions of Section 2.1(b) hereof and will provide Lessee with ten days’ prior written notice of same.

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2.3           Additional Charges. Lessee will also pay and discharge as and when due (a) all other amounts, liabilities, obligations and Impositions which Lessee assumes or agrees to pay under this Lease including, to the extent applicable, any amounts due by Lessor under the Ground Lease and any condominium association dues, assessments or other charges, and (b) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (a) above, Lessee will also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) above being referred to herein collectively as the “Additional Charges”), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided in this Lease, by statute or otherwise, in the case of non-payment of the Additional Charges, as well as the Minimum Rent. If any installment of Minimum Rent or Additional Charges (but only as to those Additional Charges which are payable directly to Lessor) shall not be paid within ten days after the date when due, Lessee will pay Lessor on demand, as Additional Charges, interest (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date when due to the date of payment in full thereof. In the event Lessor provides Lessee with written notice of failure to timely pay any installment of Minimum Rent or any Additional Charges pursuant to Section 15.1(b) more than three times within any twelve-month period, Lessee shall pay an administrative fee to Lessor in the amount of $500.00 for each additional written notice Lessor gives pursuant to Section 15.1(b) during the next twelve months. To the extent that Lessee pays any Additional Charges to Lessor pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which such Additional Charges would otherwise be due.

2.4           Net Lease. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the installments of Minimum Rent and the payments of Additional Charges throughout the Term but subject to any provisions of this Lease which expressly provide for payments by Lessor or the adjustment of the Rent or other charges.

ARTICLE III

IMPOSITIONS

3.1           Payment of Impositions. Subject to Article XI relating to permitted contests, Lessee will pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing authorities where feasible, and Lessee will promptly, upon request, furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Lessee’s obligation to pay such Impositions and the amount thereof shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any such Imposition may lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term hereof as the same become due and before any fine, penalty, premium, further interest or cost may be added thereto. Lessor, at its expense, shall, to the extent permitted by applicable law, prepare and file all tax returns and reports as may be required by governmental authorities in respect of Lessor’s net income, gross receipts, franchise taxes and taxes on its capital stock. Lessee, at its expense, shall, to the extent permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. If any refund shall be due from any taxing authority in respect of any Imposition paid by Lessee, the same shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. Any such funds retained by Lessor due to an Event of Default shall be applied as provided in Article XV. Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Lessee shall file all personal property tax returns in such jurisdictions where filing is required. Lessor and Lessee will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns, and Lessee is obligated for the same hereunder, Lessee will be provided with copies of assessment notices in sufficient time for Lessee to file a protest. Lessee may, upon giving 30 days’ prior written notice to Lessor, at Lessee’s option and at Lessee’s sole cost and expense, protest, appeal, or institute such other proceedings as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, if requested by Lessee and at Lessee’s expense as aforesaid, shall fully cooperate with Lessee in such protest, appeal, or other action. Billings for reimbursement by Lessee to Lessor of personal property taxes shall be accompanied by copies of an invoice therefor and payments thereof which identify the personal property with respect to which such payments are made. Lessor will cooperate with Lessee in order that Lessee may fulfill its obligations hereunder, including the execution of any instruments or documents reasonably requested by Lessee.

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3.2           Proration of Impositions. Impositions imposed in respect of the tax-fiscal period during which the Term terminates shall be prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such termination, and Lessee’s and Lessor’s obligation to pay their prorated shares thereof shall survive such termination.

3.3           Utility Charges. Lessee will contract for, in its own name, and will pay or cause to be paid all charges for, electricity, power, gas, oil, water and other utilities used in the Leased Property during the Term.

3.4           Insurance Premiums. Lessee will contract for, in its own name, and will pay or cause to be paid all premiums for, the insurance coverage required to be maintained by Lessee pursuant to Article XII during the Term.

3.5           Ground Lease. So long as Lessee is not prevented or prohibited from doing so by any applicable Legal Requirement and except as provided below in this Section, Lessee will timely perform all obligations and pay all charges required to be paid by Lessor under the Ground Lease in the same manner and to the same extent as if Lessee were the “Partnership” as defined in the Ground Lease. Notwithstanding the foregoing provision to the contrary, Lessor (i) shall provide notices to extend the term of the Ground Lease under Section 2 thereof as required pursuant to Article XXXIV of this Lease and (ii) shall have the sole right and authority to exercise the option to purchase set forth in Section 9 on page 13 of the Ground Lease.

ARTICLE IV

NO TERMINATION

Except as provided in this Lease, Lessee shall remain bound by this Lease in accordance with its terms and shall neither take any action without the consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent, nor shall the respective obligations of Lessor and Lessee be otherwise affected by reason of (a) any damage to, or destruction of, the Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof, (b) the lawful or unlawful prohibition of, or restriction upon, Lessee’s use of the Leased Property, or any portion thereof, or the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title, (c) any claim which Lessee has or might have against Lessor or by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Lessee or to which Lessor and Lessee are parties, including the failure of Lessee to perform its obligations under the Ground Lease pursuant to Articles II and HI hereof, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (e) for any other cause whether similar or dissimilar to any of the foregoing. Lessee hereby specifically waives all rights arising from any occurrence whatsoever which may now or hereafter be conferred upon it by law to (i) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (ii) entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim or seek any damages it may have against Lessor as a result of a breach by Lessor of the terms of this Lease.

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ARTICLE V

OWNERSHIP OF LEASED PROPERTY

5.1           Ownership of the Property. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease and the Ground Lease.

5.2           Personal Property. Lessee may (and shall as provided hereinbelow), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Improvements any items of the Personal Property, and may remove, replace or substitute for the same from time to time in the ordinary course of Lessee’s business. Lessee shall provide and maintain during the entire Term all such Personal Property as shall be necessary in order to operate the Facility in compliance with all licensure and certification requirements, in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use.

ARTICLE VI

CONDITION AND USE OF LEASED PROPERTY

6.1           Condition of the Leased Property. Lessee acknowledges receipt and delivery of possession of the Leased Property and that Lessee has examined and otherwise acquired knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purpose hereunder. Lessee is leasing the Leased Property “as is” in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property. Lessor makes no warranty or representation, express or implied, in respect of the Leased Property or any part thereof, either as to its fitness for use, suitability, design or condition for any particular use or purpose or otherwise, as to quality of the material or workmanship therein, latent or patent, it being agreed that all such risks are to be borne by Lessee. Lessee acknowledges that the Leased Property has been inspected by Lessee and is satisfactory to it.

6.2           Use of the Leased Property.

(a)          After the Commencement Date and during the entire Term, Lessee shall use or cause to be used the Leased Property and the improvements thereon as an inpatient rehabilitation hospital and for such other uses as may be necessary in connection with or incidental to such use (the “Primary Intended Use”). Lessee shall not use the Leased Property or any portion thereof for any other use without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed.

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(b)          Lessee covenants that it will obtain and maintain all material approvals needed to use and operate the Leased Property and the Facility for the Primary Intended Use in compliance with all applicable Legal Requirements.

(c)          Lessee covenants and agrees that during the Term it will use its reasonable best efforts to operate continuously the Leased Property in accordance with its Primary Intended Use and to maintain its certifications for reimbursement and licensure and its accreditation, if compliance with accreditation standards is required to maintain the operations of the Facility and if a failure to comply would adversely affect operations of the Facility.

(d)          Lessee shall not commit or suffer to be committed any waste on the Leased Property, or in the Facility, nor shall Lessee cause or permit any nuisance thereon.

(e)          Lessee shall neither suffer nor permit the Leased Property or any portion thereof, including any Capital Addition whether or not financed by Lessor, to be used in such a manner as (i) might reasonably tend to impair Lessor’s (or Lessee’s, as the case may be) title thereto or to any portion thereof, or (ii) may reasonably result in a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

(f)          Lessee will not utilize any Hazardous Materials on the Leased Property except in accordance with applicable Legal Requirements and will not permit any contamination which may require remediation under any applicable Hazardous Materials Law. Lessee agrees not to dispose of any Hazardous Materials or substances within the sewerage system of the Leased Property, and that it will handle all “red bag” wastes in accordance with applicable Hazardous Materials Laws.

6.3          Management of Facility. Lessee shall cause the Facility to be managed (including any leasing activities) at all times by Lessee or an Affiliate of Lessee. Lessee shall not enter into any agreement for such management and leasing activities, written or oral, unless the terms thereof and the proposed manager or leasing agent have been approved in writing by Lessor. All such management or leasing agreements must be in writing and all management or leasing agreements with an Affiliate of Lessee must contain a provision to the effect that the obligation of Lessee to pay management fees is subordinate to its obligation to pay the Rent, and that the manager shall not have the right to collect any management fees during the continuance of an Event of Default.

6.4          Lessor to Grant Easements. To the extent permitted by the Ground Lease, Lessor will, from time to time, at the request of Lessee and at Lessee’s cost and expense, but subject to the approval of Lessor (a) grant easements and other rights in the nature of easements, (b) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property, (c) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes, (d) execute petitions to have the Leased Property annexed to any municipal corporation or utility district, (e) execute amendments to any covenants and restrictions affecting the Leased Property and (f) execute and deliver to any person any instrument appropriate to confirm or effect such grants, releases, dedications and transfers (to the extent of its interest in the Leased Property), but only upon delivery to Lessor of an Officer’s Certificate stating (and such other information as Lessor may reasonably require confirming) that such grant, release, dedication, transfer, petition or amendment is required or beneficial for and not detrimental to the proper conduct of the business of Lessee on the Leased Property and does not reduce its value.

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6.5           Ground Lease Provisions. Lessee understands and acknowledges that its obligations hereunder shall at all times remain in full force and effect and shall in no way be affected by (i) the renewal of the Ground Lease, (ii) the termination of the Ground Lease prior to the expiration hereof or (iii) the purchase of the fee simple title to the Land by Lessor.

ARTICLE VII

LEGAL. INSURANCE AND FINANCIAL REQUIREMENTS

7.1           Compliance with Legal and Insurance Requirements. Subject to Article XI relating to permitted contests, Lessee, at its expense, will promptly (a) comply with all material Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property, whether or not compliance therewith shall require structural change in any of the Leased Improvements or interfere with the use and enjoyment of the Leased Property, and (b) directly or indirectly with the cooperation of Lessor, but at Lessee’s sole cost and expense, procure, maintain and comply with all material licenses, certificates of need and other authorizations required for (i) any use of the Leased Property then being made, and for (ii) the proper erection, installation, operation and maintenance of the Leased Improvements or any part thereof, including any Capital Additions.

7.2           Legal Requirement Covenants. Lessee covenants and agrees that the Leased Property shall not be used for any unlawful purpose. Lessee shall, directly or indirectly with the cooperation of Lessor, but at Lessee’s sole cost and expense, acquire and maintain all material licenses, certificates, permits and other authorizations and approvals needed to operate the Leased Property in its customary manner for the Primary Intended Use and any other use conducted on the Leased Property as may be permitted from time to time hereunder. Lessee further covenants and agrees that Lessee’s use of the Leased Property and Lessee’s maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform to all applicable Legal Requirements.

ARTICLE VIII

REPAIRS: RESTRICTIONS AND ANNUAL INSPECTIONS

8.1         Maintenance and Repair.

(a)          Lessee, at its expense, will keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto in reasonably good order and repair (whether or not the need for such repairs occurs as a result of Lessee’s use, any prior use, the elements, the age of the Leased Property or any portion thereof), and, except as otherwise provided in Articles XIII and XIV, with reasonable promptness, will make all necessary and appropriate repairs thereto of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to or after the commencement of the Term of this Lease (concealed or otherwise). All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work and shall be accomplished by Lessee or a party selected by Lessee. Lessee will not take or omit to take any action the taking or omission of which might materially impair the value or usefulness of the Leased Property or any part thereof for the Primary Intended Use.

(b)          Except for the use of any insurance proceeds as set forth in Sections 13.1 and 13.2 hereof, Lessor shall not under any circumstances be required to build or rebuild any improvements on the Leased Property, or to make any repairs, replacements, alterations, restorations, or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto in connection with this Lease, or to maintain the Leased Property in any way.

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(c)          Nothing contained in this Lease and no action or inaction by Lessor shall be construed as (i) constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any particular labor or services or the furnishing of any particular materials or other property for the construction, alteration; addition, repair or demolition of or to the Leased Property or any part thereof, or (ii) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the finishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property or any portion thereof.

(d)          Unless Lessor shall convey any of the Leased Property to Lessee pursuant to the provisions of this Lease, Lessee will, upon the expiration or prior termination of this Lease, vacate and surrender the Leased Property to Lessor in the condition in which the Leased Property was originally received from Lessor, except for ordinary wear and tear (subject to the obligation of Lessee to maintain the Property in good order and repair during the entire Term), damage caused by the gross negligence or willful acts of Lessor, and damage or destruction described in Article XIII or resulting from a Taking described in Article XIV which Lessee is not required by the terms of this Lease to repair or restore and except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease.

8.2          Encroachments; Restrictions. If any of the Improvements shall, at any time, encroach upon any property, street or right-of-way adjacent to the Leased Property, or shall violate the agreements or conditions contained in any applicable Legal Requirement, lawful restrictive covenant or other agreement affecting the Leased Property, or any part thereof, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, then promptly upon the request of Lessor, Lessee shall, at its expense, subject to its right to contest the existence of any encroachment, violation or impairment, (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee, or (b) make such changes in the Improvements, and take such other actions, as Lessor in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Facility for the Primary Intended Use substantially in the manner and to the extent the Facility was operated prior to the assertion of such violation or encroachment. Any such alteration shall be made in conformity with the applicable requirements of Article IX. Lessee’s obligations under this Section 8.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance.

8.3          Annual Inspections. During each year of the Term after the first anniversary of the Commencement Date, Lessor shall have the right to inspect the Leased Property and all systems contained therein at any reasonable time to determine Lessee’s compliance with its obligations under this Lease, including those obligations set forth in Article VII herein. Lessee shall be responsible for the costs of such inspections, which costs shall not exceed on an annual basis the sum of $2,000.00.

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ARTICLE IX

CAPITAL ADDITIONS

9.1         Construction of Capital Additions to the Leased Property.

(a)          If no Event of Default shall have occurred and be continuing, Lessee shall have the right, upon and subject to the terms and conditions set forth below, to construct or install Capital Additions on the Leased Property with the prior written consent of Lessor which consent shall not be unreasonably withheld; provided that Lessee shall not be permitted to create any Encumbrance on the Leased Property in connection with such Capital Addition without first complying with Section 9.1(b) hereof. Prior to commencing construction of any Capital Addition, Lessee shall submit to Lessor in writing a proposal setting forth in reasonable detail any proposed Capital Addition and shall provide to Lessor such plans and specifications, permits, licenses, contracts and other information concerning the proposed Capital Addition as Lessor may reasonably request. Without limiting the generality of the foregoing, such proposal shall indicate the approximate projected cost of constructing such Capital Addition and the use or uses to which it will be put.

(b)          Prior to commencing construction of any Capital Addition, Lessee shall first request Lessor to provide funds to pay for such Capital Addition in accordance with the provisions of Section 9.3. If Lessor declines or is unable to provide such financing on terms acceptable to Lessee and Lessee rejects Lessor’s offer of financing, Lessee may arrange or provide other financing, subject to the provisions of Section 9.2. Notwithstanding any other provision of this Article IX to the contrary, no prior written consent of Lessor shall be required for Lessee to construct a Capital Addition unless the Capital Addition, when aggregated with the costs of all other Capital Additions made by Lessee, would exceed 25% of the Fair Market Value of the Leased Property or would diminish the Fair Market Value of the Leased Property. Additionally, Lessor shall reasonably cooperate with Lessee regarding the grant of any consents or easements or the like necessary or appropriate in connection with any Capital Addition. Further, no Capital Addition shall be made which would tie in or connect any Leased Improvements on the Leased Property with any other improvements on property adjacent to the Leased Property (and not part of the Land covered by this Lease) including tie-ins of buildings or other structures or utilities, unless Lessee shall have obtained the prior written approval of Lessor, which approval shall not be unreasonably withheld. All proposed Capital Additions shall be architecturally integrated and consistent with the Property.

9.2         Capital Additions Financed by Lessee. If Lessee provides or arranges to finance any Capital Addition with a party other than Lessor or if Lessee pays cash for any Capital Addition, this Lease shall be and hereby is amended to provide as follows:

(a)          There shall be no adjustment in the Minimum Rent by reason of any such Capital Addition.

(b)          Upon the expiration or earlier termination of this Lease, Lessor shall compensate Lessee for all Capital Additions paid for or financed by Lessee in any of the following ways:

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(i)          By purchasing all Capital Additions paid for by Lessee from Lessee for cash in the amount of the Fair Market Added Value at the time of purchase by Lessor of all such Capital Additions paid for or financed by Lessee; or

(ii)         Such other arrangement regarding such compensation as shall be mutually acceptable to Lessor and Lessee.

Any amount owed by Lessee to Lessor under this Lease at such termination or expiration may be deducted from any compensation for Capital Additions payable by Lessor to Lessee under this Section 9.2.

9.3         Capital Additions Financed by Lessor.

(a)          Lessee shall request that Lessor provide or arrange financing for a Capital Addition by providing to Lessor such information about the Capital Addition as Lessor may reasonably request (a “Request”), including all information referred to in Section 9.1 above. Lessor may, but shall be under no obligation to provide or obtain the funds necessary to meet the Request. Within 30 days of receipt of a Request, Lessor shall notify Lessee as to whether it will finance the proposed Capital Addition and, if so, the terms and conditions upon which it would do so, including the terms of any amendment to this Lease. In no event (i) shall the portion of the projected Capital Addition Cost comprised of land, if any, materials, labor charges and fixtures be less than 90% of the total amount of such cost, or (ii) shall Lessee or any of its Affiliates be entitled to any commission or development fee, directly or indirectly, as a portion of the Capital Addition Cost. Any Capital Addition not Financed by Lessor must still be approved in writing by Lessor pursuant to the terms of Section 9.1 hereof, which consent will not be unreasonably withheld. Lessee may withdraw its Request by notice to Lessor at any time before or after receipt of Lessor’s terms and conditions.

(b)           If Lessor agrees to finance the proposed Capital Addition, Lessor’s obligation to advance any funds shall be subject to receipt of all of the following, in form and substance reasonably satisfactory to Lessor:

(i)          such loan documentation as may be required by Lessor;

(ii)         any information, certificates, licenses, permits or documents requested by Lessor or any lender with whom Lessor has agreed or may agree to provide financing which are necessary to confirm that Lessee will be able to use the Capital Addition upon completion thereof in accordance with the Primary Intended Use, including all required federal, state or local government licenses and approvals;

(iii)        an Officer’s Certificate and, if requested, a certificate from Lessee’s architect, setting forth in detail reasonably satisfactory to Lessor the projected (or actual, if available) cost of the proposed Capital Addition;

(iv)        an amendment to this Lease, duly executed and acknowledged, in form and substance satisfactory to Lessor and Lessee (the “Lease Amendment”), and containing such provisions as may be necessary or appropriate due to the Capital Addition, including any appropriate changes in the legal description of the Land and the Rent, all such changes to be mutually agreed upon by Lessor and Lessee;

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(v)         a deed conveying title to Lessor to any land and improvements or other rights acquired for the purpose of constructing the Capital Addition, free and clear of any liens or encumbrances except those approved in writing by Lessor and, both prior to and following completion of the Capital Addition, an as-built survey thereof reasonably satisfactory to Lessor;

(vi)        endorsements to any outstanding policy of title insurance covering the Leased Property or a supplemental policy of title insurance covering the Leased Property reasonably satisfactory in form and substance to Lessor (A) updating the same without any additional exceptions, except as may be permitted by Lessor; and (B) increasing the coverage thereof by an amount equal to the Fair Market Value of the Capital Addition (except to the extent covered by the owner’s policy of title insurance referred to in subparagraph (vii) below);

(vii)       if required by Lessor, (A) an owner’s policy of title insurance insuring fee simple title to any land conveyed to Lessor pursuant to subparagraph (v), free and clear of all liens and encumbrances except those approved by Lessor and (B) a lender’s policy of title insurance satisfactory in form and substance to Lessor and the Lending Institution advancing any portion of the Capital Addition Cost;

(viii)      if required by Lessor upon completion of the Capital Addition, an M.A.I appraisal of the Leased Property; and

(ix)         such other certificates (including endorsements increasing the insurance coverage, if any, at the time required by Section 12.1), documents, customary opinions of Lessee’s counsel, appraisals, surveys, certified copies of duly adopted resolutions of the Board of Directors of Lessee authorizing the execution and delivery of the Lease Amendment and any other instruments as may be reasonably required by Lessor.

(c)          Upon making a Request to Finance a Capital Addition, whether or not such financing is actually consummated, Lessee shall pay or agree to pay mutually agreed upon reasonable costs and expenses of Lessor and any Lending Institution which has committed to finance such Capital Addition paid or incurred in connection with the financing of the Capital Addition, including (i) the fees and expenses of their respective counsel, (ii) the amount of any recording or transfer taxes and fees, (iii) documentary stamp taxes, if any, (iv) title insurance charges, appraisal fees, if any, and (v) commitment fees, if any.

9.4          Remodeling and Non-Capital Additions. Lessee shall have the right and the obligation to make additions, modifications or improvements to the Leased Property which are not Capital Additions, from time to time as may reasonably be necessary for its uses and purposes and to permit the Lessee to comply fully with its obligations set forth in this Lease; provided that such action will be undertaken expeditiously, in a workmanlike manner and will not significantly alter the character or purpose or detract from the value or operating efficiency of the Leased Property and will not significantly impair the revenue producing capability of the Leased Property or adversely affect the ability of the Lessee to comply with the provisions of this Lease. Title to all non-Capital Additions, modifications and improvements shall, without payment by Lessor at any time, be included under the terms of this Lease and, upon expiration or earlier termination of this Lease, shall pass to and become the property of Lessor.

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9.5           Salvage. All materials which are scrapped or removed in connection with the making of either Capital Additions permitted by Section 9.1 or repairs required by Article VIII shall be or become the property of Lessor; provided that Lessor may require Lessee to dispose of such materials and remit the net proceeds thereof to Lessor within 15 days of such disposal.

ARTICLE X

LIENS

Subject to the provisions of Article XI relating to permitted contests, Lessee will not directly or indirectly create or suffer to exist and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) this Lease, (b) the matters, if any, set forth in Exhibit B attached hereto, (c) restrictions, liens and other encumbrances which are consented to in writing by Lessor, or any easements granted pursuant to the provisions of Section 6.3 of this Lease, (d) liens for those taxes of Lessor which Lessee is not required to pay hereunder, (e) subleases permitted by Article XXIV, (f) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or (2) such liens are in the process of being contested as permitted by Article XI. (g) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due, provided that (1) the payment of such sums shall not be postponed for more than 60 days after the completion of the action (including any appeal from any judgment rendered therein) giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor or (2) any such liens are in the process of being contested as permitted by Article XI, and (h) any Encumbrance placed on the Leased Property by Lessor.

ARTICLE XI

PERMITTED CONTESTS

Lessee, after ten days’ prior written notice to Lessor, on its own or on Lessor’s behalf (or in Lessor’s name), but at Lessee’s expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim (collectively, “Charge”) not otherwise permitted by Article X, which is required to be paid or discharged by Lessee; provided that (a) in the case of an unpaid Charge, the commencement and continuation of such proceedings, or the posting of a bond or certificate of deposit as may be permitted by applicable law, shall suspend the collection thereof from Lessor and from the Leased Property; (b) neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; (c) Lessor would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (d) in the event that any such contest shall involve a sum of money or potential loss in excess of $50,000.00, then Lessee shall deliver to Lessor and its counsel an Officer’s Certificate as to the matters set forth in clauses (a), (b) and (c); (e) in the case of an Insurance Requirement, the coverage required by Article XII shall be maintained; and (f) if such contest be finally resolved against Lessor or Lessee, Lessee shall, as Additional Charges due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or otherwise comply with the applicable Charge; provided further that nothing contained herein shall be construed to permit Lessee to contest the payment of Rent, or any other sums payable by Lessee to Lessor hereunder. Lessor, at Lessee’s expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest and, if reasonably requested by Lessee or if Lessor so desires and then at its own expense, Lessor shall join as a party therein. Lessor shall do all things reasonably requested by Lessee in connection with such action. Lessee shall indemnify and save Lessor harmless against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom.

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ARTICLE XII

INSURANCE

12.1         General Insurance Requirements. During the Term of this Lease, Lessee shall at all times keep the Leased Property, and all property located in or on the Leased Property insured with the kinds and amounts of insurance required by the Ground Lease and as described below and written by companies reasonably acceptable to Lessor authorized to do insurance business in the state in which the Leased Property is located. The policies must name Lessor together with any other parties required by the Ground Lease, as an additional insured and losses shall be payable to Lessor and/or Lessee as provided in Article XIII. In addition, the policies shall name as an additional insured the holder (“Facility Mortgagee”) of any mortgage, deed of trust or other security agreement securing any Encumbrance placed on the Leased Property in accordance with the provisions of Article XXXII (“Facility Mortgage”), if any, by way of a standard form of mortgagee’s loss payable endorsement. Any loss adjustment in excess of $100,000.00 shall require the written consent of Lessor, each affected Facility Mortgagee and, if necessary or appropriate, the landlord under the Ground Lease. Evidence of insurance shall be deposited with Lessor and, if requested, with any Facility Mortgagee(s). If any provision of any Facility Mortgage which constitutes a first lien on the Leased Property requires deposits of insurance to be made with such Facility Mortgagee, Lessee shall either pay to Lessor monthly the amounts required and Lessor shall transfer such amounts to such Facility Mortgagee or, pursuant to written direction by Lessor, Lessee shall make such deposits directly with such Facility Mortgagee. The policies on the Leased Property, including the Leased Improvements, the Fixtures and the Personal Property, shall insure against the following risks:

(a)          Loss or damage by fire, vandalism and malicious mischief, extended coverage perils commonly known as “All Risk” and all physical loss perils, including sprinkler leakage, in an amount not less than 90% of the then Full Replacement Cost thereof (as defined below in Section 12.2) with a replacement cost endorsement sufficient to prevent Lessee from becoming a co-insurer together with an agreed value endorsement;

(b)          Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus now or hereafter installed in the Facility, in such limits with respect to any one accident as may be reasonably requested by Lessor from time to time;

(c)          Loss of rental under a rental value insurance policy covering risk of loss during the first 12 months of reconstruction necessitated by the occurrence of any of the hazards described in Sections 12.1(a) or 12.1(b), in an amount sufficient to prevent Lessee from becoming a co-insurer; provided that in the event that Lessee shall not be in default hereunder and Lessor shall receive any proceeds from such rental insurance which, when added to rental amounts received with respect to the applicable time period, exceed the amount of rental owed by Lessee hereunder, Lessor shall immediately pay such excess to Lessee;

(d)          Loss or damage by hurricane and earthquake in the amount of the Full Replacement Cost, after deductible;

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(e)          Claims for personal injury or property damage under a policy of comprehensive general public liability insurance including insurance against assumed or contractual liability including indemnities under this Lease, with amounts not less than $5,000,000.00 per occurrence in respect of bodily injury and death and $10,000,000.00 for property damage; provided that if it becomes customary for tenants occupying similar buildings in the same City where the Leased Property is located to be required to provide liability coverage with higher limits than the foregoing, then Lessee shall provide Lessor with an insurance policy with coverage limits that are not less than such customary limits;

(f)          Flood (when the Leased Property is located in whole or in part within a designated flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area and if available from insurance companies authorized to do business in the state in which the Leased Property is located.

(g)          If Lessee shall engage or cause to be engaged any contractor to perform work on the Leased Property, Lessee shall require such contractor to carry and maintain insurance coverage comparable to the foregoing requirements, at no expense to Lessor; provided that Lessee may allow any such contractor to carry or maintain alternative coverage in reasonable amounts upon Lessor’s prior written consent, which shall not be unreasonably withheld.

12.2        Replacement Cost. The term “Full Replacement Cost” as used herein shall mean the actual replacement cost of the Facility from time to time, including increased cost of construction endorsement, less exclusions provided in the normal fire insurance policy. In the event Lessor or Lessee believes that the Full Replacement Cost has increased or decreased at any time during the Term, it shall have the right at its own expense to have such Full Replacement Cost redetermined by the insurance company which is then providing the largest amount of casualty insurance carried on the Leased Property, hereinafter referred to as the “impartial appraiser”. The party desiring to have the Full Replacement Cost so redetermined shall forthwith, on receipt of such determination by the impartial appraiser, give written notice thereof to the other party hereto. The determination of such impartial appraiser shall be final and binding on the parties hereto, and Lessee shall forthwith increase, or may decrease, the amount of the insurance carried pursuant to this Article to the amount so determined by the impartial appraiser.

12.3        Additional Insurance. In addition to the insurance described above, Lessee shall maintain such additional insurance as may be reasonably required from time to time by any Facility Mortgagee which is consistent with insurance coverage for similar buildings in the county and state where the Leased Property is located, or required pursuant to any applicable Legal Requirement and shall at all times maintain adequate worker’s compensation insurance coverage for all persons employed by Lessee on the Leased Property, in accordance with all applicable Legal Requirements.

12.4        Waiver of Subrogation. All insurance policies carried by either party covering the Leased Property, the Fixtures, the Facility and/or the Personal Property, including contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. The parties hereto agree that their policies will include such a waiver clause or endorsement so long as the same is obtainable without extra cost, and in the event of such an extra charge the other party, at its election, may request and pay the same, but shall not be obligated to do so.

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12.5        Form of Insurance. All of the policies of insurance referred to in this Section shall be written in form reasonably satisfactory to Lessor and in compliance with the requirements of the Ground Lease by insurance companies reasonably satisfactory to Lessor; provided that the deductibles for insurance required by Sections 12.1(a) and (b) shall be no greater than $50,000.00 and the deductible for coverage required by Section 12.1(c) shall be no greater than $100,000.00. Lessee shall pay all premiums therefor, and deliver such policies or certificates thereof to Lessor prior to their effective date (and, with respect to any renewal policy, at least 30 days prior to the expiration of the existing policy). In the event of the failure of Lessee to effect such insurance in the names herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Lessor at the times required, Lessor shall be entitled, but shall have no obligation, to enact such insurance and pay the premiums therefor, which premiums shall be repayable by Lessee to Lessor upon written demand therefor, and failure to repay the same shall constitute an Event of Default within the meaning of Section 15.1(c). Each insurer mentioned in this Section shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give to Lessor prior written notice before the policy or policies in question shall be altered, allowed to expire or canceled.

12.6         Change in Limits. In the event that Lessor shall at any time reasonably and in good faith believe the limits of the personal injury, property damage or general public liability insurance then carried to be insufficient, the parties shall endeavor to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance shall be determined by an impartial third party selected by the parties the costs of which shall be divided equally between the parties. Such redeterminations, whether made by the parties or by arbitration, shall be made no more frequently than every two years. Nothing herein shall permit the amount of insurance to be reduced below the amount or amounts reasonably required by any Facility Mortgagee or the amounts required by the Ground Lease.

12.7         Blanket Policy. Notwithstanding anything to the contrary contained in this Section, Lessee’s obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee; provided that the coverage afforded Lessor will not be reduced or diminished or otherwise be different from that which would exist under separate policies meeting all other requirements of this Lease; provided further that the requirements of this Article XII are otherwise satisfied.

12.8         No Separate Insurance. Without the prior written consent of Lessor, Lessee shall not, on Lessee’s own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article XII to be furnished by, or which may reasonably be required by a Facility Mortgagee to be furnished by, Lessee, or increase the amounts of any then-existing insurance required under this Article XII by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor and all Facility Mortgagees, are included therein as additional insureds and the loss is payable under said insurance in the same manner as losses are required to be payable under this Lease. Lessee shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then-existing insurance required under this Article XII by securing an additional policy or additional policies.

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ARTICLE XIII

FIRE AND CASUALTY

13.1        Insurance Proceeds. All proceeds payable by reason of any loss or damage to the Leased Property or any portion thereof, and insured under any policy of insurance required by Article XII of this Lease shall be paid to Lessor and held by Lessor in trust (subject to the provisions of Section 13.7) and shall be made available for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof, and shall be paid out by Lessor from time to time for the reasonable cost of such reconstruction or repair in accordance with this Article XIII after Lessee has expended an amount equal to or exceeding the deductible under any applicable insurance policy. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property shall be retained by Lessee free and clear upon completion of any such repair and restoration except as otherwise specifically provided below in this Article XIII; provided that in the event neither Lessor or Lessee is required or elects to repair or restore the Leased Property, then all such insurance proceeds shall be retained by Lessor. All salvage resulting from any risk covered by insurance shall belong to Lessee, including any salvage relating to Capital Additions paid for by Lessee.

13.2       Reconstruction in the Event of Damage or Destruction Covered by Insurance.

(a)          Except as provided in Section 13.7 or as may be otherwise required by the Ground Lease, if during the Term, the Facility is totally or partially destroyed from a risk covered by the insurance described in Article XII and the Facility thereby is rendered Unsuitable for its Primary Intended Use, Lessee shall have the option, by giving notice to Lessor within 60 days following the date of such destruction, to (i) apply all proceeds payable with respect thereto to restore the Facility to substantially the same condition as existed immediately before the damage or destruction, or (ii) offer (A) to acquire the Leased Property from Lessor for a purchase price equal to the Minimum Repurchase Price of the Leased Property immediately prior to such damage or destruction or (B) to substitute a new property pursuant to and in accordance with the provisions of Article XX. In the event Lessor does not accept Lessee’s offer to so purchase or substitute for the Leased Property, Lessee shall, by giving notice to Lessor within 30 days after receipt of Lessor’s notice, withdraw its offer to purchase or substitute for the Leased Property and proceed to restore the Facility to substantially the same condition as existed immediately before the damage or destruction.

(b)          Except as provided in Section 13.7, if during the Term, the Facility is partially destroyed from a risk covered by the insurance described in Article XII, but the Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore the Facility to substantially the same condition as existed immediately before the damage or destruction. Such damage or destruction shall not terminate this Lease; provided that if Lessee cannot within a reasonable time obtain all necessary governmental approvals, including building permits, licenses, conditional use permits and any certificates of need, after diligent efforts to do so, in order to be able to perform all required repair and restoration work and to operate the Facility for its Primary Intended Use in substantially the same manner as immediately prior to such damage or destruction, Lessee may either (i) offer pursuant to Article XX to substitute a new property, substantially equivalent to the Leased Property immediately before such damage or destruction, or (ii) after the fourth anniversary of the Commencement Date, offer to purchase the Leased Property for a purchase price equal to the Minimum Repurchase Price of the Leased Property immediately prior to such damage or destruction.

(c)          In the event Lessor accepts Lessee’s offer to purchase the Leased Property or to provide a Substitute Property, this Lease shall terminate upon payment of the purchase price and execution and delivery of all appropriate documentation, or execution and delivery of all documents required in connection with a Substitute Property under Article XX, and Lessor shall remit to Lessee, or allow Lessee a credit toward the purchase price in an amount equal to, all insurance proceeds being held in trust by Lessor.

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13.3        Reconstruction in the Event of Damage or Destruction Not Covered by Insurance. Except as provided in Section 13.7 below, if during the Term the Facility is totally or materially destroyed from a risk (including earthquake) not covered by the insurance described in Article XII, whether or not such damage or destruction renders the Facility Unsuitable for Its Primary Intended Use; Lessee at its option shall either (a) restore the Facility to substantially the same condition it was in immediately before such damage or destruction and such damage or destruction shall not terminate this Lease, or (b) acquire the Leased Property from Lessor for a purchase price equal to the Minimum Repurchase Price immediately prior to such damage or destruction or (c) if all of the criteria for such substitution are satisfied, offer to substitute a new property substantially equivalent to the Leased Property immediately before such damage or destruction pursuant to the provisions of Article XX. If such damage or destruction is not material in the reasonable opinion of Lessor, Lessee shall restore the Leased Property.

13.4        Lessee’s Property. Lessee shall use any insurance proceeds payable by reason of any loss of or damage to any of the Personal Property to restore such personal property to the Leased Property with items of substantially equivalent value to the items being replaced.

13.5        Restoration of Lessee’s Property. If Lessee is required or elects to restore the Facility as provided in Sections 13-2 or 13.3, Lessee shall also restore the Personal Property as required pursuant to Section 13.4 and all Capital Additions paid for or financed by Lessor. Insurance proceeds payable by reason of damage to Capital Additions paid for or financed by Lessor shall be paid to Lessor and Lessor shall hold such insurance proceeds in trust to pay the cost of repairing or replacing such Capital Additions in the event Lessee does not terminate this Lease or purchase or substitute for the Leased Property as provided in Section 13.2 above.

13.6        No Abatement of Rent. This Lease shall remain in full force and effect and Lessee’s obligation to make rental payments and to pay all other charges required by this Lease shall remain unabated during any period required for repair and restoration.

13.7        Damage Near End of Term. Notwithstanding any provisions of Sections 13.2 or 13.3 to the contrary, if damage to or destruction of the Facility occurs during the last 12 months of the Term, and if such damage or destruction cannot be fully repaired and restored within the lesser of (i) six months or (ii) the period remaining in the Term immediately following the date of loss, either party shall have the right to terminate this Lease by giving notice to the other within 30 days after the date of damage or destruction, in which event Lessor shall be entitled to retain the insurance proceeds and Lessee shall pay to Lessor on demand the amount of any deductible or uninsured loss arising in connection therewith; provided that any such notice given by Lessor shall be void and of no force and effect if Lessee exercises an available option to extend the Term for one Extended Term, or one additional Extended Term, as the case may be, within 30 days following receipt of such termination notice.

13.8        Waiver. Lessee hereby waives any statutory or common law rights of termination which may arise by reason of any damage or destruction of the Facility.

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ARTICLE XIV

CONDEMNATION

14.1         Parties’ Rights and Obligations. If during the Term there is any Taking of all or any part of the Leased Property or any interest in this Lease by Condemnation, the rights and obligations of the parties shall be determined by this Article XIV, subject to the terms of Section 14 of the Ground Lease.

14.2         Total Taking. If there is a Taking of all of the Leased Property by Condemnation, this Lease shall terminate on the Date of Taking, and the Minimum Rent and all Additional Charges paid or payable hereunder shall be apportioned and paid to the Date of Taking.

14.3         Partial Taking. If there is a Taking of a portion of the Leased Property by Condemnation such that the Facility is not thereby rendered Unsuitable for Its Primary Intended Use, this Lease shall remain in effect. If, however, the Facility is thereby rendered Unsuitable for Its Primary Intended Use, Lessee shall have the right subject to the terms of the Ground Lease (a) to take such proceeds of any Award as shall be necessary and restore the Facility, at its own expense, to the extent possible, to substantially the same condition as existed immediately before the partial Taking, or (b) to offer (i) to acquire the Leased Property from Lessor for a purchase price equal to the Minimum Repurchase Price of the Leased Property immediately prior to such partial Taking, in which event this Lease shall terminate upon payment of the purchase price, or (ii) to substitute a new property pursuant to and in accordance with the provisions of Article XX or (c) terminate this Lease. Lessee shall exercise its option by giving Lessor notice thereof within 60 days after Lessee receives notice of the Taking. In the event Lessor does not accept Lessee’s offer to so purchase or substitute for the Leased Property within 30 days after receipt of the notice described in the preceding sentence, Lessee may either (a) withdraw its offer to purchase or substitute for the Leased Property and proceed to restore the Facility, to the extent possible, to substantially the same condition as existed immediately before the partial Taking, or (b) terminate the offer and this Lease by written notice to Lessor.

14.4         Restoration. If there is a partial Taking of the Leased Property and this Lease remains in full force and effect pursuant to Section 14.3, Lessee shall accomplish all necessary restoration.

14.5         Award Distribution. In the event Lessor accepts Lessee’s offer to purchase the Leased Property, or to substitute a new property for the Leased Property, the entire Award shall belong to Lessee and Lessor agrees to assign to Lessee all of its rights thereto. Except as otherwise provided in Section 14.3 above, in any other event, the entire Award shall belong to and be paid to Lessor, except that, if this Lease is terminated, and subject to the rights of the Facility Mortgagee, Lessee shall be entitled to receive from the Award, if and to the extent such Award includes such items, the following: any sum attributable to the Capital Additions for which Lessee would be entitled to reimbursement at the end of the Term pursuant to the provisions of Section 9.2(b). If Lessee is required or elects to restore the Facility, Lessor agrees that, subject to the rights of the Facility Mortgagees, its portion of the Award shall be used for such restoration and it shall hold such portion of the Award in trust, for application to the cost of the restoration.

14.6        Temporary Taking. The Taking of the Leased Property, or any part thereof, by military or other public authority shall constitute a Taking by Condemnation only when the use and occupancy by the Taking authority has continued for longer than six months. During any such six-month period all the provisions of this Lease shall remain in full force and effect and the Rent shall not be abated or reduced during such period of Taking; provided that Lessee will receive any compensation from the Taking authority as a result of such temporary Taking.

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ARTICLE XV

DEFAULT

15.1        Events of Default. The occurrence of any one or more of the following events shall constitute events of default (individually, an “Event of Default” and, collectively, “Events of Default”) hereunder:

(a)           An event of default shall occur under any other lease between Lessor or any of its Affiliates and Lessee, HEALTHSOUTH Medical Center, Inc., or HEALTHSOUTH of Virginia, Inc..

(b)           if Lessee shall fail to make a payment of the Rent payable by Lessee under this Lease when the same becomes due and payable and such failure continues for a period of ten days after written notice from Lessor to Lessee, or, after Lessor has provided such ten days’ prior written notice twice in any twelve-month period, then if Lessee shall fail to make a payment of the Rent when the same becomes due and payable, or

(c)           if Lessee shall fail to observe or perform any other term, covenant or condition of this Lease and such failure is not cured by Lessee within a period of 30 days after receipt by Lessee of notice thereof from Lessor, unless such faillite cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof (as soon as reasonably possible), or

(d)          if Lessee shall:

(i)          admit in writing its inability to pay its debts generally as they become due,

(ii)         file a petition in bankruptcy or a petition to take advantage of any insolvency law,

(iii)        make an assignment for the benefit of its creditors,

(iv)        consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or

(v)         file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, or

(e)           if Lessee shall default beyond any applicable grace period contained in any major credit facility which by its terms would permit an outstanding balance equal to or greater than $50,000,000.00 and the same shall be accelerated by the lender or other applicable party, or

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(f)          if any of the representations or warranties made by Seller in the Purchase and Sale Agreement or in certificates delivered in connection therewith prove to have been untrue in any material respect when made, and which is not cured within 30 days after receipt by Lessee of written notice thereof from Lessor, or

(g)          if Lessee shall fail to pay or perform any obligation of the Lessor under the Ground Lease which Lessee is obligated to play or perform pursuant to Section 3.5 hereof in a timely manner and such failure continues after written notice of such default to Lessee from the Lessor or the landlord under the Ground Lease and such default continues beyond any applicable cure period set forth in the Ground Lease, or

(h)          if an event of default shall occur and continue beyond any applicable cure period under the Lease Assignment between Lessor and Lessee.

15.2        Remedies. If an Event of Default shall have occurred, Lessor shall have the right at its election, then or at any time thereafter, to pursue any one or more of the following remedies, in addition to any remedies which may be permitted by law or by other provisions of this Lease, without further notice or demand, except as hereinafter provided:

(a)          Without any notice or demand whatsoever, Lessor may take any one or more actions permissible at law to ensure performance by Lessee of Lessee’s covenants and obligations under this Lease. In this regard, it is agreed that if Lessee abandons or vacates the Leased Property, Lessor may enter upon and take possession of such Leased Property in order to protect it from deterioration and continue to demand from Lessee the monthly rentals and other charges provided in this Lease. Lessor shall use reasonable efforts to relet but shall have no absolute obligation to relet. If Lessor does, at its sole discretion, elect to relet the Leased Property, such action by Lessor shall not be deemed as an acceptance of Lessee’s surrender of the Leased Property unless Lessor expressly notifies Lessee of such acceptance in writing, Lessee hereby acknowledging that Lessor shall otherwise be reletting as Lessee’s agent. It is further agreed in this regard that in the event of any Event of Default described in this Article XV, Lessor shall have the right to enter upon the Leased Property and do whatever Lessee is obligated to do under the terms of this Lease; and Lessee agrees to reimburse Lessor on demand for any reasonable expenses which Lessor may incur in thus effecting compliance with Lessee’s obligations under this Lease, and further agrees that Lessor shall not be liable for any damages resulting to the Lessee from such action provided that Lessor is not negligent.

(b)          Lessor may terminate this Lease by written notice to Lessee, in which event Lessee shall immediately surrender the Leased Property to Lessor, and if Lessee fails to do so, Lessor may, without prejudice to any other remedy which Lessor may have for possession or arrearage in rent (including any interest which may have accrued pursuant to Section 2.3 of this Lease or otherwise), enter upon and take possession of the Leased Property and expel or remove Lessee and any other person who may be occupying said premises or any part thereof. In addition, Lessee agrees to pay to Lessor on demand the amount of all loss and damage which Lessor may suffer by reason of any termination effected pursuant to this subsection (b), said loss and damage to be determined, at Lessor’s option, by either of the following alternative measures of damages:

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(i)          Although Lessor shall be under no absolute obligation to attempt and shall be obligated only to use reasonable efforts, to relet the Leased Property, until the Leased Property is relet Lessee shall pay to Lessor on or before the first day of each calendar month the monthly rentals and other charges provided in this Lease. After the Leased Property has been relet by Lessor, Lessee shall pay to Lessor on the 10th day of each calendar month the difference between the monthly rentals and other charges provided in this Lease for the preceding calendar month and that actually collected by Lessor for such month; provided that such collections are less than the rental and other charges due under this Lease. If it is necessary for Lessor to bring suit in order to collect any deficiency, Lessor shall have a right to allow such deficiencies to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Lessor to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Lessor from subsequent tenants for any calendar month in excess of the monthly rentals and other charges provided in this Lease shall be credited to Lessee in reduction of Lessee’s liability for any calendar month for which the amount collected by Lessor will be less than the monthly rentals and other charges provided in this Lease; but Lessee shall have no right to such excess other than the above described credit; or

(ii)         When Lessor desires, Lessor may demand a final settlement not to exceed the Minimum Repurchase Price at the time of such final settlement. Upon demand for a final settlement, Lessor shall have a right to, and Lessee hereby agrees to pay, the difference between the total of all monthly rentals and other charges provided in this Lease for the remainder of the Term and the reasonable rental value of the Leased Property for such period (including a reasonable time to relet the Leased Property), as determined pursuant to the provisions of Article XXVIII hereof, such difference to be discounted to present value at a rate equal to the lowest rate of capitalization (highest present worth) reasonably consistent with industry standards at the time of such determination and allowed by applicable law.

The rights and remedies of Lessor hereunder are cumulative, and pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law or equity. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default.

15.3         Additional Expenses. In addition to payments required pursuant to subsections (a) and (b) of Section 15.2 above, Lessee shall compensate Lessor for all reasonable expenses incurred by Lessor in repossessing the Leased Property (including any increase in insurance premiums caused by the vacancy of the Leased Property), all reasonable expenses incurred by Lessor in reletting (including repairs, remodeling, replacements, advertisements and brokerage fees), all reasonable concessions granted to a new tenant upon reletting (including renewal options), all fees and expenses incurred by Lessor as a direct or indirect result of any appropriate action by a Facility Mortgagee, any expenses of Lessor incurred for the installation of separate lines or meters for any public utilities not previously metered separately from adjacent property of Lessee and a reasonable allowance for Lessor’s administrative efforts, salaries and overhead attributable directly or indirectly to Lessee’s default and Lessor’s pursuing the rights and remedies provided herein and under applicable law.

15.4        Waiver. If this Lease is terminated pursuant to law or the provisions of this Article XV, Section 15.1, Lessee waives, to the extent permitted by applicable law, (a) any right of redemption, reentry or repossession and (b) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

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15.5        Application of Funds. All payments otherwise payable to Lessee which are received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee’s obligations in the order which Lessor may reasonably determine or as may be prescribed by the laws of the state in which the Facility is located.

15.6        Notices by Lessor. The provisions of this Article XV concerning notices shall be liberally construed insofar as the contents of such notices are concerned, and any such notice shall be sufficient if it shall generally apprise Lessee of the nature and approximate extent of any default.

ARTICLE XVI

LESSOR’S RIGHT TO CURE

If Lessee, without the prior written consent of Lessor, shall fail to make any payment, or to perform any act required to be made or performed under this Lease and to cure the same within the relevant time periods provided in Section 15.1, Lessor, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and take all such action thereon as, in Lessor’s opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, and all costs and expenses (including reasonable attorneys’ fees and expenses, in each case, to the extent permitted by law) so incurred shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

ARTICLE XVII

PURCHASE OF THE LEASED PROPERTY

In the event Lessee purchases the Leased Property from Lessor pursuant to any of the terms of this Lease, Lessor shall, upon receipt from Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase and any other amounts owing to Lessor hereunder, deliver to Lessee an appropriate special warranty deed or assignment of ground lease (in substantially the same form used to convey the Leased Property to Lessor) and any other documents reasonably requested by Lessee to convey the interest of Lessor in and to the Leased Property, subject only to the Permitted Exceptions and the Permitted Liens, to Lessee, and such other standard documents usually and customarily prepared in connection with such transfers, free and clear of all encumbrances other than (a) those that Lessee has agreed hereunder to pay or discharge, (b) those mortgage liens, if any, which Lessee has agreed in writing to accept and to take title subject to, (c) any other Encumbrances permitted to be imposed on the Leased Property under the provisions of Article XXXII which are assumable at no cost to Lessee, and (d) any matters affecting the Leased Property on or as of the Commencement Date. The difference between the applicable purchase price and the total of the encumbrances assigned or taken subject to shall be paid in cash to Lessor, or as Lessor may direct, in federal or other immediately available funds except as otherwise mutually agreed by Lessor and Lessee. The closing of any such sale shall be contingent upon and subject to Lessee obtaining all required governmental consents and approvals for such transfer. If such sale shall fail to be consummated by reason of the inability of Lessee to obtain all such approvals and consents, any options to extend the Term which otherwise would have expired during the period from the date when Lessee elected or became obligated to purchase the Leased Property until Lessee’s inability to obtain the approvals and consents is confirmed shall be deemed to remain in effect for 30 days after the end of such period. All expenses of such conveyance, including the cost of title examination or standard coverage title insurance, attorneys’ fees incurred by Lessor in connection with such conveyance, and transfer taxes, shall be paid by Lessor. Recording fees and similar charges shall be paid for by Lessee. Additionally, any sale to Lessee shall be subject to delivery of an opinion of Lessor’s counsel confirming that (i) the sale will not result in ordinary recapture income to the Lessor pursuant to Code Section 1245 or 1250 or any other Code provision, (ii) the sale will result in income, if any, to the Lessor of a type described in Code Section 856(c)(2) or (3) and will not result in income of the types described in Code Section 856(c)(4) or result in the tax imposed under Code Section 857(b)(6), and (iii) the sale, together with all other substitutions and sales made or requested by Lessee pursuant to any other leases with Lessor of properties hereto or any other transfers of the Leased Property or the properties leased under other such operating leases, during the relevant time period, will not jeopardize the qualification of Lessor as a real estate investment trust under Code Sections 856-860.

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ARTICLE XVIII

HOLDING OVER

If Lessee shall for any reason remain in possession of the Leased Property after the expiration of the Term or any earlier termination of the Term hereof, such possession shall be as a tenancy at will during which time Lessee shall pay as rental each month, (a) 150% of the aggregate of 1/12 of the aggregate Minimum Rent payable with respect to the last complete year prior to the expiration of the Term; plus (b) all Additional Charges accruing during the month; and plus (c) all other sums, if any, payable pursuant to the provisions of this Lease with respect to the Leased Property. During such period of tenancy, Lessee and Lessor shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease and to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

ARTICLE XIX

ABANDONMENT

19.1        Discontinuance of Operations on the Leased Property; Substitution. If Lessee has discontinued use of the Leased Property for its Primary Intended Use for 90 consecutive days without Lessor’s prior written consent for alterations or remodeling pursuant to Article IX or otherwise, Lessee, if Lessor has not terminated this Lease as provided in Section 15.1, will offer to substitute a new property or properties pursuant to and in accordance with the provisions of Article XX, on the first Payment Date occurring not less than 120 days after the date of such discontinuance of business operations.

19.2        Obsolescence of the Leased Property; Offer to Purchase. If, in the reasonable good faith judgment of Lessee, the Leased Property becomes uneconomic or Unsuitable for Its Primary Intended Use, all as set forth in an Officer’s Certificate delivered to Lessor, Lessee, if Lessor has not terminated this Lease as provided in Section 15.1, may after the fifteenth anniversary of the Commencement Date, offer to purchase the Leased Property for a purchase, price equal to the Minimum Repurchase Price on the first Payment Date occurring not less than 120 days after the date of such Officer’s Certificate.

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19.3         Conveyance of Leased Property. In the event Lessee elects to purchase the Leased Property pursuant to Section 19.2, then on the first Payment Date occurring not less than 120 days after the date of the Officer’s Certificate referenced in Section 19.2, Lessor shall, upon receipt from Lessee of the purchase price provided for above and any Rent or other sums then due and payable under this Lease (excluding the installment of Minimum Rent due on the date of conveyance), convey the Leased Property to Lessee on such date in accordance with the provisions of Article XVII and this Lease shall thereupon terminate as to the Leased Property.

ARTICLE XX

SUBSTITUTION OF PROPERTY

20.1       Substitution of Property for the Leased Property.

(a)          In the event a right or requirement of substitution of the Leased Property arises as a result of (i) damage or destruction of the Leased Property as set forth in Article XIII hereof or (ii) a Taking of a portion of the Leased Property as set forth in Section 14.3 hereof, or (iii) the discontinuance of the use of the Leased Property as set forth in Section 19.1 hereof, Lessee, if no Event of Default shall have occurred and be continuing, shall have the right subject to the conditions set forth below in this Article XX, upon notice to Lessor, to substitute one or more properties (collectively referred to as “Substitute Properties” or individually as a “Substitute Property”) on a monthly Payment Date specified in such notice (the “Substitution Date”) occurring not less than 90 days after receipt by Lessor of such notice. The notice shall be in the form of an Officer’s Certificate and shall specify the reason(s) for the proposed substitution and the proposed Substitution Date. Notwithstanding anything contained herein to the contrary, any other substitution for the Leased Property shall require the prior written consent of Lessor which shall be within the sole discretion of Lessor.

(b)          If Lessee gives the notice referred to in Section 20.1(a) above, Lessee shall present to Lessor one or more properties (or groups of properties) each of which property (or groups of properties) shall provide Lessor with a yield (i.e., an annual return on its equity in such property) substantially equivalent to Lessor’s yield from the Leased Property at the time of such proposed substitution (or in the case of substitution because of damage or destruction, the yield immediately prior to such damage or destruction) and as reasonably projected over the remaining Term of this Lease and shall have a Fair Market Value substantially equivalent to the Fair Market Value of the Leased Property. Lessor shall have a period of 90 days within which to review such information and either accept or reject the Substitute Properties so presented unless Lessee is required by a court order or administrative action to divest or otherwise dispose of the Leased Property within a shorter time period, in which case the time period shall be shortened appropriately to meet the reasonable needs of Lessee, but in no event shall said period be less than 15 Business Days after Lessor’s receipt of said notice (subject to further extension for any period of time in which Lessor is not timely provided with the information provided for in Section 20.2 and Section 20.3 below); provided that if Lessor shall contend that the Substitute Properties fail to meet all the conditions for substitution set forth in this Article XX, including the provisions of Sections 20.1(d), (e) and (f) below, the matter shall be submitted to arbitration in accordance with Article XXXI and the time periods for Lessor’s approval or rejection shall be tolled during the period of such arbitration.

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(c)          In the event that, on or before the expiration of the applicable time period for Lessor’s review, Lessor has rejected all of the Substitute Properties so presented, then Lessee shall, for a period of 60 days after the expiration of such period, have the right to terminate this Lease as to the Leased Property upon notice to Lessor accompanied by an offer to purchase the Leased Property on the first Payment Date occurring at least 90 days after the date of such notice, as specified in such notice, for a purchase price equal to the greater of the Fair Market Value Purchase Price or the Minimum Repurchase Price, and this Lease shall terminate on the purchase date.

(d)          Lessee’s right to offer substitution as set forth in this Article is subject to the conditions set forth in Section 20.2 below, and to the delivery of an opinion of counsel for Lessor confirming that (i) the substitution of the Substitute Property for the Leased Property will qualify as an exchange solely of property of a like-kind under Section 1031 of the Code, in which, generally, except for “boot” such as cash needed to equalize exchange values or discharge indebtedness, no gain or loss is recognized to the Lessor, (ii) the substitution or sale will not result in ordinary recapture income to the Lessor pursuant to Code Section 1245 or 1250 or any other Code provision, (iii) the substitution or sale will result in income, if any, to the Lessor of a type described in Code Section 856(c)(2) or (3) and will not result in income of the types described in Code Section 856(c)(4) or result in the tax imposed under Code Section 857(b)(6), and (iv) the substitution or sale, together with all other substitutions and sales made or requested by Lessee pursuant to any other leases with Lessor of properties hereto or any other transfers of the Leased Property or the properties leased under other such operating leases, during the relevant time period, will not jeopardize the qualification of Lessor as a real estate investment trust under Code Sections 856-860.

(e)          In the event that the equity value of the Substitute Property or group of Substitute Properties (i.e., the Fair Market Value of the Substitute Property or group of Substitute Properties minus the encumbrances subject to which the Lessor will take the Substitute Property or group of Substitute Properties) as of the Substitution Date is greater than the equity value of the Leased Property (i.e., the Fair Market Value of the Leased Property minus the encumbrances subject to which the Lessee will take the Leased Property) as of the Substitution Date (or in the case of damage or destruction, the Fair Market Value immediately prior to such damage or destruction), Lessor shall pay to Lessee an amount equal to the difference, subject to the limitation set forth below; in the event that said equity value of the Substitute Property or group of Substitute Properties is less than said equity value of the Leased Property, Lessee shall pay to Lessor an amount equal to the difference, subject to the limitation set forth below; provided that neither Lessor nor Lessee shall be obligated to consummate such substitution if such party would be required to make a payment to the other in excess of an amount equal to ten percent of said Fair Market Value of the Leased Property (the amount of cash paid by one party to the other being hereinafter referred to as the “Cash Adjustment”).

(f)          The Rent for such Substitute Property in all respects shall provide Lessor with a substantially equivalent yield at the time of such substitution (i.e., annual return on its investment in such Substitute Property) to the Current Yield (and reasonably expected to be received thereafter throughout the Term of this Lease) from the Leased Property, taking into account the Cash Adjustment paid or received by Lessor and any other relevant factors.

(g)          The Minimum Repurchase Price of the Substitute Property shall be an amount equal to the Minimum Repurchase Price of the Leased Property (i) increased by any Cash Adjustment paid by Lessor pursuant to paragraph (e) above, or (ii) decreased by any Cash Adjustment paid by Lessee pursuant to paragraph (e) above.

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20.2        Conditions to Substitution. On the Substitution Date, the Substitute Property will become the Leased Property hereunder upon delivery by Lessee to Lessor of the following items in form and substance reasonably satisfactory to Lessor:

(a)          an Officer’s Certificate certifying that (i) the Substitute Property has been accepted by Lessee for all purposes of this Lease and there has been no material damage to the improvements located on the Substitute Property nor is any condemnation or eminent domain proceeding pending with respect thereto; (ii) all permits, licenses and certificates (including a permanent, unconditional certificate of occupancy and, to the extent permitted by law, all certificates of need and licenses) which are necessary to permit the use of the Substitute Property in accordance with the provisions of this Lease have been obtained and are in full force and effect; (iii) under applicable zoning and use laws, ordinances, rules and regulations the Substitute Property may be used for the purposes contemplated by Lessee and all necessary subdivision approvals have been obtained; (iv) there are no mechanic’s or materialmen’s liens outstanding or threatened to the knowledge of Lessee against the Substitute Property arising out of or in connection with the construction of the improvements thereon, other than those being contested by Lessee pursuant to Article XI; (v) any mechanic’s or materialmen’s liens being contested by Lessee will be promptly paid by Lessee if such contest is resolved in favor of the mechanic or materialman; (vi) to the best knowledge of Lessee, there exists no Event of Default under this Lease, and no defense, offset or claim exists with respect to any sums to be paid by Lessee hereunder; and (vii) any exceptions to Lessor’s title to the Substitute Property do not materially interfere with the intended use of the Substitute Property by Lessee;

(b)          a special warranty deed with warranties against claims arising under Lessee conveying to Lessor title to the Substitute Property free and clear of any liens and encumbrances except those approved in writing or assumed by Lessor;

(c)          a lease duly executed, acknowledged and delivered by Lessee, containing the same terms and conditions as are contained herein except that (i) the legal description of the Land shall refer to the Substitute Property, (ii) the Minimum Repurchase Price, Rent and any Additional Charges for the Substitute Property shall be consistent with the requirements of Section 20.1 and (iii) such other changes therein as may be necessary or appropriate under the circumstances shall be made;

(d)          counterparts of a standard owner’s or lessee’s (as applicable) policy of title insurance covering the Substitute Property (or a valid, binding, unconditional commitment therefor), dated the Substitution Date, in current form and including mechanics’ and materialmen’s lien coverage, issued to Lessor by a title insurance company reasonably satisfactory to Lessor. Such policy shall (i) insure (A) Lessor’s fee title to the Substitute Property’, subject to no liens or encumbrances except those approved or assumed by Lessor, and (B) that any restrictions affecting the Substitute Property have not been violated and that a further violation thereof will not result in a forfeiture or reversion of title, (ii) be in an amount at least equal to the Fair Market Value of the Substitute Property, and (iii) contain such endorsements as may be reasonably requested by Lessor;

(e)          certificates of insurance with respect to the Substitute Property fulfilling the requirements of Article XII;

(f)          current appraisals or other evidence satisfactory to Lessor, in its sole discretion, as to the current Fair Market Values of such Substitute Property;

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(g)          all available revenue data relating to the Substitute Property for the period from the date of opening for business of the Facility on such Substitute Property to the date of Lessee’s most recent Fiscal-Year end, or for the most recent three years, whichever is less; and

(h)          such other certificates, documents, opinions of counsel (which may be in-house counsel), and other instruments as may be reasonably required by Lessor.

20.3         Conveyance to Lessee. On the Substitution Date or the date specified in the notice given pursuant to Section 20.1 Lessor will convey the Leased Property to Lessee in accordance with the provisions of Article XVII (except as to payment of any expenses in connection therewith which shall be governed by Section 20.4 below) upon either (a) payment in cash therefor or (b) conveyance to Lessor of the Substitute Property, as appropriate.

20.4         Expenses. Lessee shall pay or cause to be paid, on demand, all reasonable costs and expenses paid or incurred by Lessor in connection with the substitution and conveyance of the Leased Property and the Substitute Property, including (a) fees and expenses of Lessor’s counsel, (b) the amount of any recording taxes and filing fees, (c) the cost of preparing and recording, if appropriate, a release of the Leased Property from the lien of any mortgage, (d) broker’s fees and commissions for Lessee, if any, (e) documentary stamp and transfer taxes, if any, (f) title insurance charges, and (g) escrow fees, if any.

ARTICLE XXI

RISK OF LOSS

Except as otherwise provided in this Lease, during the Term of this Lease, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than by Lessor and those claiming from, through or under Lessor) is assumed by Lessee and, Lessor shall in no event be answerable or accountable therefor nor shall any of the events mentioned in this Section entitle Lessee to any abatement of Rent except as specifically provided in this Lease.

ARTICLE XXII

INDEMNIFICATION

Notwithstanding the existence of any insurance or self insurance provided for in Article XII, and without regard to the policy limits of any such insurance or self insurance, Lessee will protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys’ fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Lessor by reason of: (a) any accident, injury to or death of persons or loss to property occurring on or about the Leased Property, including any claims of malpractice, (b) any use, misuse, no use, condition, maintenance or repair by Lessee of the Leased Property, (c) any Impositions (which are the obligations of Lessee to pay pursuant to the applicable provisions of this Lease), (d) any failure on the part of Lessee to perform or comply with any of the terms of this Lease, (e) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by Lessee as landlord thereunder and (f) the violation of any Hazardous Materials Law. Any amounts which become payable by Lessee under this Section shall be paid within 20 days after liability therefor on the part of Lessor is finally determined by litigation or otherwise (including the expiration of any time for appeals) and, if not timely paid, shall bear interest (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Lessee, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or may compromise or otherwise dispose of the same as Lessee sees fit. Lessor shall cooperate with Lessee in a reasonable manner to permit Lessee to satisfy Lessee’s obligations hereunder, including the execution of any instruments or documents reasonably requested by Lessee. Nothing herein shall be construed as indemnifying Lessor or its agents for their own negligent acts or omissions or willful misconduct. Lessee’s liability for a breach of the provisions of this Article shall survive any termination of this Lease.

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ARTICLE XXIII

SUBLETTING AND ASSIGNMENT

23.1         Subletting and Assignment. Subject to the rights of the Sublessee under the Sublease and the provisions of Section 23.3 below and any other express conditions or limitations set forth herein, Lessee may, without the consent of Lessor, sublet all or any part of the Leased Property consistently with the Primary Intended Use. Lessor shall not unreasonably withhold its consent to any other or further subletting or assignment; provided that (a) in the case of a subletting, the sublessee shall comply with the provisions of Section 23.2, (b) in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Lessee to be kept and performed and shall be and become jointly and severally liable with Lessee for the performance thereof, (c) an original counterpart of each such sublease and assignment and assumption, duly executed by Lessee and such sublessee or assignee, as the case may be, in form and substance reasonably satisfactory to Lessor, shall be delivered promptly to Lessor, and (d) in case of either an assignment or subletting, Lessee shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Lessee hereunder.

23.2         Non-Disturbance, Subordination and Attornment. Lessee shall insert in each sublease permitted under Section 23.1 provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) in the event this Lease shall terminate before the expiration of such sublease, the sublessee thereunder will, at Lessor’s option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease and (c) in the event the sublessee receives a written notice from Lessor or Lessor’s assignees, if any, stating that Lessee is in default under this Lease, the sublessee, including Sublessee, shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such notice, or as such party may direct. All rentals received from the sublessee, including Sublessee, by Lessor or Lessor’s assignees, if any, as the case may be, shall be credited against amounts owing by Lessee under this Lease. Lessor agrees that notwithstanding any default, termination, expiration, sale, entry or other act or omission of Lessee pursuant to the terms of this Lease, or at law or in equity, any tenant’s or the Sublessee’s possession shall not be disturbed unless such possession may otherwise be terminated pursuant to the terms of the applicable sublease or the Sublease. Lessor hereby agrees, upon Lessee’s request, to execute a nondisturbance agreement in favor of any sublessee, including Sublessee, under any sublease permitted under Section 23.1 above; provided that any such sublessee, including Sublessee, has acknowledged all of the foregoing provisions and executed all documents required by this Section 23.2.

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ARTICLE XXIV

OFFICER’S CERTIFICATES AND FINANCIAL STATEMENTS

(a)           At any time and from time to time within 20 days following written request by Lessor, Lessee will furnish to Lessor an Officer’s Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer’s Certificate furnished pursuant to this Article maybe relied upon by Lessor and any prospective purchaser of the Leased Property.

(b)           Lessee will furnish or cause to furnish the following statements to Lessor; provided that Lessor shall keep confidential items furnished by Lessee which are not generally available to the public:

(i)          within 120 days after the end of each of Lessee’s fiscal years (A) a copy of the Consolidated Financial Statements for the preceding fiscal year of Lessee, (B) an Officer’s Certificate stating that to the best of the signer’s knowledge and belief, Lessee is not in default in the performance or observance of any of the terms of this Lease or any loan or credit facility which by its terms would permit an outstanding balance equal to or greater than $50,000,000.00, or, if Lessee shall be in default to its knowledge, specifying all such defaults, the nature thereof and the steps being taken to remedy the same, and (C) a statement of revenues and expenses of the Leased Property for the previous 12-month period in detail reasonably satisfactory to Lessor, and

(ii)         with reasonable promptness, such other information respecting the financial condition and affairs of Lessee as Lessor may reasonably request from time to time.

ARTICLE XXV

INSPECTION

Lessee shall permit Lessor and its authorized representatives to inspect the Leased Property during usual business hours subject to any security, health, safety or confidentiality requirements of Lessee, any governmental agency, any Insurance Requirements relating to the Leased Property, or imposed by law or applicable regulations.

ARTICLE XXVI

QUIET ENJOYMENT

So long as Lessee shall pay all Rent as the same becomes due and shall fully comply with all of the terms of this Lease and fully perform its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances of record as of the date hereof or hereafter consented to by Lessee. No failure by Lessor to comply with the foregoing covenant shall give Lessee any right to cancel or terminate this Lease, or to fail to pay any other sum payable under this Lease, or to fail to perform any other obligation of Lessee hereunder. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim or seek any damages it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Article.

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ARTICLE XXVII

NOTICES

All notices, demands, requests, consents, approvals and other communications or documents to be provided under this Lease shall be in writing and shall be given to the party at its address or telecopy number set forth below or such other address or telecopy number as the party may later specify for that purpose by notice to the other party. Each notice shall, for all purposes shall be deemed given and received:

(i)          If given by telecopy, when the telecopy is transmitted to the party’s telecopy number specified below and confirmation of complete receipt is received by that transmitting party during normal business hours on any Business Day or on the next Business Day if not confirmed during normal business hours;

(ii)         If hand delivered to a party when the copy of the notice is delivered;

(iii)        If given by nationally recognized and reputable overnight delivery service, the day on which the notice is actually received by the party; or

(iv)        If given by certified mail, return receipt requested, postage prepaid, two Business Days after posted with the United States Postal Service, at the address of the party specified below:

If to Lessor:

CAPSTONE CAPITAL OF PENNSYLVANIA, INC.

% CAPSTONE CAPITAL CORPORATION

1000 Urban Center Drive Suite 630

Birmingham, Alabama 35242

Attention: John W. McRoberts, President

Telephone: (205) 967-2092

Telecopy: (205) 967-9066

With a copy to:

Mr. Thomas A. Ansley

Sirote & Permutt, P.C.

2222 Arlington Avenue South

Birmingham, Alabama 35205

Telephone: (205) 930-5300

Telecopy: (205) 930-5301

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If intended for Lessee:

HEALTHSOUTH Corporation

Two Perimeter Park South

Suite 224W

Birmingham, Alabama 35243

Attention: C. Richard Byrd, III, Vice President - Real Estate

Telephone: (205) 967-7116

Telecopy: (205) 969-4739

With a copy to:

Mr. William W. Horton

Senior Vice President and Corporate Counsel

HEALTHSOUTH Corporation

Two Perimeter Park South

Suite 224W

Birmingham, Alabama 35243

Telephone: (205) 967-7116

Telecopy: (205) 969-4732

ARTICLE XXVIII

APPRAISAL

In the event that it becomes necessary to determine the Fair Market Value, Fair Market Value Purchase Price, the Fair Market Added Value, the Minimum Repurchase Price or the Fair Market Rental Value of the Leased Property or a Substitute Property for any purpose of this Lease, the party required or permitted to give notice of such required determination shall include in the notice the name of a person selected to act as an appraiser on its behalf. Within ten days after receipt of any such notice, Lessor (or Lessee, as the case may be) shall by notice to Lessee (or Lessor, as the case may be) appoint a second person as an appraiser on its behalf. The appraisers thus appointed (each of whom must be a member of the American Institute of Real Estate Appraisers or any successor organization thereto) shall, within 45 days after the date of the notice appointing the first appraiser, proceed to appraise the Leased Property or the Substitute Property, as the case may be, to determine any of the foregoing values as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided that if only one appraiser shall have been so appointed, or if two appraisers shall have been so appointed but only one such appraiser shall have made such determination within 50 days after the making of Lessee’s or Lessor’s request, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed ten percent of the lesser of such amounts, then the Fair Market Value or Fair Market Added Value or the Fair Market Rental Value shall be an amount equal to 50% of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed 10 % of the lesser of such amounts, then such two appraisers shall have 20 days to appoint a third appraiser, but if such appraisers fail to do so, then either party may request the American Arbitration Association or any successor organization thereto to appoint an appraiser within 20 days of such request, and both parties shall be bound by any appointment so made within such 20-day period. If no such appraiser shall have been appointed within such 20 days or within 90 days of the original request for a determination of Fair Market Value or Fair Market Added Value or the Fair Market Rental Value, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have appointment made by such court. Any appraiser appointed, by the American Arbitration Association or by such court, shall be instructed to determine the Fair Market Value or Fair Market Added Value or the Fair Market Rental Value within 30 days after appointment of such appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the Fair Market Value or Fair Market Added Value or the Fair Market Rental Value for such interest. However, in the event that following the appraisal performed by said third appraiser, the dollar amount of two of such appraisals are higher and lower, respectively, than the dollar amount of the remaining appraisal in equal degrees, the determinations of both the highest and lowest appraisal, respectively, shall be rejected and the determination of the remaining appraisal shall be final and binding upon Lessor and Lessee as the Fair Market Value or Fair Market Added Value or the Fair Market Rental Value for such interest. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.

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ARTICLE XXIX

PURCHASE RIGHTS

29.1         First Refusal to Purchase. During the Term hereof, provided that Lessee is not in material default at such time, Lessee shall have a first refusal option to purchase the Leased Property upon the same terms and conditions as Lessor, or its successors and assigns, shall propose to sell the Leased Property, or shall have received an offer from a third party to purchase the Leased Property, which offer Lessor intends to accept (or has accepted subject to Lessee’s right of first refusal granted herein). If, during the Term, Lessor reaches such agreement with a third party or proposes to offer the Leased Property for sale, Lessor shall promptly provide Lessee with a copy of such offer. Lessee shall have 30 days after receipt of such notice from Lessor within which time to exercise Lessee’s option to purchase. If Lessee exercises its option, then such purchase shall be consummated within the time set forth in the third-party offer and in accordance with the provisions of Article XVII hereof to the extent not inconsistent herewith. If Lessee shall not exercise Lessee’s option to purchase within said 30-day period after receipt of said notice from Lessor, Lessor shall be free for a period of 90 days after the expiration of said 30-day period to sell the Leased Property to the third party at the price and terms set forth in such offer. Whether or not such sale is consummated, Lessee shall be entitled to exercise its right of first refusal as provided in this Article, as to any subsequent sale of the Leased Property during the Term of this Lease.

29.2         Option to Purchase the Personal Property. Unless the Leased Property is conveyed to Lessee pursuant to the terms hereof, Lessor shall have the option to purchase the Personal Property at the expiration or earlier termination of this Lease upon ten days prior written notice to Lessee. The purchase price for the Personal Property shall be an amount equal to the then-current book value (original cost less accumulated depreciation on the books of Lessee pertaining thereto) subject to and with appropriate price adjustments for all equipment leases, conditional sales contracts, security interests and other encumbrances to which the Personal Property is subject.

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29.3        Negative Pledge. Lessee shall not, and shall not permit any of its Affiliates to, create, incur, permit or suffer to exist any lien upon the Personal Property or the Leased Property now owned or hereafter acquired, except for Permitted Liens.

ARTICLE XXX

DEFAULT BY LESSOR

30.1        Default by Lessor. Lessor shall be in default of its obligations under this Lease if Lessor shall fail to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure shall continue for a period of 30 days after written notice thereof from Lessee, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Lessor, within said 30-day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time within which Lessor shall be obligated to cure any such failure shall also be subject to extension of time due to the occurrence of any Unavoidable Delay. In the event Lessor fails to cure any such default, Lessee, without waiving or releasing any obligations hereunder, and in addition to all other remedies available to Lessee hereunder or at law or in equity, may purchase the Leased Property from Lessor for a purchase price equal to the greater of the Fair Market Value Purchase Price or the Minimum Repurchase Price of the Leased Property minus an amount equal to any damage suffered by Lessee by reason of such default. In the event Lessee elects to purchase the Leased Property, it shall deliver a notice thereof to Lessor specifying a Payment Date occurring no less than 90 days subsequent to the date of such notice on which it shall purchase the Leased Property, and the same shall be thereupon conveyed in accordance with the provisions of Article XVII. Any sums owed Lessee by Lessor hereunder shall bear interest at the Overdue Rate from the date due and payable until the date paid.

30.2        Lessee’s Right to Cure. Subject to the provisions of Section 30.1, if Lessor shall breach any covenant to be performed by it under this Lease, Lessee, after notice to and demand upon Lessor in accordance with Section 30.1, without waiving or releasing any obligation of Lessor hereunder, and in addition to all other remedies available hereunder and at law or in equity to Lessee, may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Lessor. All sums so paid by Lessee and all costs and expenses (including reasonable attorneys’ fees) so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessee, shall be paid by Lessor to Lessee on demand or set off against the Rent. The rights of Lessee hereunder to cure and to secure payment from Lessor in accordance with this Section 30.2 shall survive the termination of this Lease.

ARTICLE XXXI

ARBITRATION

31.1        Controversies. Except with respect to the payment of Minimum Rent hereunder, in case any controversy shall arise between the parties hereto as to any of the requirements of this Lease or the performance thereof which controversy the parties shall be unable to settle by agreement or as otherwise provided herein, such controversy shall be determined by arbitration to be initiated and conducted as provided in this Article XXXI.

31.2        Appointment of Arbitrators. The party or parties requesting arbitration shall serve upon the other a written demand therefor specifying the matter to be submitted to arbitration, and nominating an arbitrator. Within 20 days after receipt of such written demand and notification, the other party shall, in writing, nominate a competent disinterested person and the two arbitrators so designated shall, within ten days thereafter, select a third arbitrator and give immediate written notice of such selection to the parties and shall fix in said notice a time and place for the first meeting of the arbitrators, which meeting shall be held as soon as conveniently possible after the selection of all arbitrators, at which time and place the parties to the controversy may appear and be heard.

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31.3        Third Arbitrator. In case the notified party or parties shall fail to make a selection upon notice, as aforesaid, or in case the first two arbitrators selected shall fail to agree upon a third arbitrator within ten days after their selection, then such arbitrator or arbitrators may, upon application made by either of the parties to the controversy, after 20 days’ written notice thereof to the other party or parties, have a third arbitrator appointed by any judge of any United States court of record having jurisdiction in the state in which the Leased Property is located or, if such office shall not then exist, by a judge holding an office most nearly corresponding thereto.

31.4        Arbitration Procedure. Said arbitrators shall give each of the parties not less than ten days’ written notice of the time and place of each meeting at which the parties or any of them may appear and be heard and after hearing the parties in regard to the matter in dispute and taking such other testimony and making such other examinations and investigations as justice shall require and as the arbitrators may deem necessary, they shall decide the questions submitted to them. The decision of said arbitrators in writing signed by a majority of them shall be final and binding upon the parties to such controversy. In rendering such decisions and award, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease.

31.5        Expenses. The expenses of such arbitration shall be divided between Lessor and Lessee unless otherwise specified in the decision of the arbitrators. Each party in interest shall pay the fees and expenses of its own counsel.

ARTICLE XXXII

FINANCING OF THE LEASED PROPERTY

Lessor agrees that it will not grant or create any mortgage, deed of trust, lien, encumbrance or other title retention agreement (“Encumbrance”) upon the Leased Property unless the holder of each such Encumbrance shall simultaneously with or prior to recording the Encumbrance agrees (a) to give Lessee the same notice, if any, given to Lessor of any default or acceleration of any obligation underlying any such Encumbrance or any sale in foreclosure of such Encumbrance, (b) to permit Lessee to appear with its representatives and to bid at any public foreclosure sale with respect to any such Encumbrance and (c) to enter into an agreement with Lessee containing the provisions described in Article XXXIII of this Lease. Lessee agrees to execute and deliver to Lessor or the holder of an Encumbrance any written agreement required by this Article within ten days of written request thereof by Lessor or the holder of an Encumbrance.

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Lessee hereby consents to the assignment of and grant of a security interest and lien in this Lease together with the other documents and instruments delivered to Lessor by Lessee pursuant hereto and in connection herewith (collectively, the “Assigned Documents”), including all rights of Lessor in, to and under each Assigned Document, by Lessor to NationsBank of Georgia, National Association, as Agent (the “Agent”) for itself and the other lenders from time to time parties to that certain Revolving Credit and Reimbursement Agreement dated as of June 22, 1994, among Lessor, the lenders party thereto (the “Lenders”) and the Agent, as amended by that certain Amendment Agreement No. I to Revolving Credit and Reimbursement Agreement and Certain Other Loan Documents dated as of October 26, 1994, and by that certain Amendment Agreement No. 2 to Revolving Credit and Reimbursement Agreement and Certain Other Loan Documents dated as of March 17, 1995 (as so amended and as it may be further amended, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have established a revolving credit facility and letter of credit facility in favor of Lessor. Lessee hereby further agrees to execute a Consent to Assignment in substantially the form attached hereto as Exhibit E. Lessee further agrees that in connection with the execution of any such assignment by Lessor, Lessee will execute and deliver to the Agent a tenant estoppel certificate in substantially the form attached hereto as Exhibit F.

ARTICLE XXXIII

SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE

At the request from time to time by one or more holders of an Encumbrance that may hereafter be placed upon the Leased Property or any part thereof, and any and all renewals, replacements, modifications, consolidations, spreaders and extensions thereof, Lessee will subordinate this Lease and all of Lessee’s rights and estate hereunder to each such Encumbrance and agree with each such holder; provided that Lessee will attorn to and recognize such holder (or the purchaser at any foreclosure sale or any sale under a power of sale contained in any such Encumbrance or a holder by a deed in lieu of foreclosure, as the case may be) as Lessor under this Lease for the balance of the Term then remaining, subject to all of the terms and provisions of this Lease; provided further that each such institutional holder simultaneously with or prior to recording any such Encumbrance executes and delivers a written agreement in recordable form (a) consenting to this Lease and agreeing that, notwithstanding any such other lease, mortgage, deed of trust, right, title or interest, or any default, expiration, termination, foreclosure, sale, entry or other act or omission under, pursuant to or affecting any of the foregoing, Lessee shall not be disturbed in peaceful enjoyment of the Leased Property nor shall this Lease be terminated or canceled at any time, except in the event Lessor shall have the right to terminate this Lease under the terms and provisions expressly set forth herein; (b) agreeing that it will be bound by all the terms of this Lease, perform and observe all of Lessor’s obligations set forth herein; and (c) agreeing that all proceeds of the casualty insurance described in Article XIII of this Lease and all Awards described in Article XIV will be made available to Lessor for restoration of the Leased Property as and to the extent required by this Lease, subject only to reasonable regulation regarding the manner of disbursement and application thereof. Lessee agrees to execute and deliver to Lessor or the holder of an Encumbrance any written agreement required by this Article within ten days of written request thereof by Lessor or the holder of an Encumbrance. Lessee agrees to execute at the request from time to time of Lessor or an institutional investor a certificate setting forth any. defaults of Lessor hereunder and the dates through which Rent has been paid and such other matters as may be reasonably requested.

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ARTICLE XXXIV

EXTENDED TERMS

If no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for two consecutive five-year periods (each period, an “Extended Term”) for a maximum possible Term of 25 years, by giving written notice to Lessor of each such extension by not later than November 30, 2010, for the first Extended Term, and November 30, 2015, for the second Extended Term; subject, however, to the provisions of Section 13.7 hereof. Lessor agrees to use its best efforts to provide Lessee with prior written notice at least 90 days prior to the foregoing dates. Upon receipt of the notice to1 extend from Lessee, Lessor shall provide the notice necessary to extend the term of the Ground Lease pursuant to the terms of Section 2 of the Ground Lease; provided that Lessee may not exercise its option for more than one Extended Term at a time. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent for and during each of the Extended Terms shall be the Fair Market Rental Value on the first day of such Extended Term. In any event, the Minimum Rent shall continue to be adjusted throughout each of the Extended Terms pursuant to the provisions of Section 2.1(b) hereof.

ARTICLE XXXV

MISCELLANEOUS

35.1        No Waiver. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

35.2        Remedies Cumulative. To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.

35.3        Surrender. No surrender to Lessor of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

35.4        No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same person, firm, corporation or other entity may acquire, own or hold, directly or Indirectly, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or (b) such leasehold estate and the fee estate in the Leased Property.

35.5        Transfers by Lessor. If Lessor or any successor owner of the Leased Property shall convey the Leased Property in accordance with the terms hereof, other than as security for a debt, the grantee or transferee of the Leased Property shall expressly assume all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, and shall be reasonably capable of performing the obligations of Lessor hereunder and Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.

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35.6        General. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Lessee and Lessor against the other arising out of or relating to this Lease and arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing and in recordable form signed by Lessor and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of Alabama, but not including its conflict of laws rules. This Lease may be executed in one or more counterparts, each of which shall be an original but, when taken together, shall constitute but one document.

35.7        Memorandum of Lease. Lessor and Lessee shall, promptly upon the request of either, enter into a short form memorandum of this Lease in form suitable for recording under the laws of the state in which the Leased Property is located in which reference to this Lease, and all options contained herein, shall be made.

35.8        Transfer of Licenses. Upon the expiration or earlier termination of the Term, Lessee shall take all action necessary to effect or useful in effecting the transfer to Lessor or Lessor’s nominee of all licenses, operating permits and other governmental authorizations and all service contracts which may be necessary or useful in the operation of the Facility and which relate exclusively to the Facility, which have not previously been transferred or assigned to Lessor.

ARTICLE XXXVI

GLOSSARY OF TERMS

36.1         For purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Article XXXVI have the meanings assigned to them in this Article XXXVI and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as at the time applicable, (c) all references in this Lease to designated ‘‘Articles’’, “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease, and (d) the words “herein”, ‘‘hereof” and “hereunder” and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision and (e) the word “including” shall mean “including without limitation”. For purposes of this Lease, the following terms shall have the meanings indicated:

“Additional Charges” has the meaning set forth in Section 2.3 hereof.

“Adjustment Date” has the meaning set forth in Section 2.1(b) hereof.

“Affiliate”, when used with respect to Lessee, means any person directly or indirectly controlling or controlled by or under direct or indirect common control with Lessee. For the purposes of this definition, “control”, as used with respect to any person, shall mean the possession, directly and indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.

“Agent” has the meaning set forth in Article XXXII hereof.

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“Assigned Documents” has the meaning set forth in Article XXXII hereof.

“Award” means all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation, specifically excluding the interest of the landlord under the Ground Lease in such award.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of Birmingham, Alabama are closed.

“Capital Additions” means one or more new buildings or one or more additional structures annexed to any portion of any of the Leased Improvements, which are constructed on any parcel or portion of the Land during the Term, including the construction of a new wing or new story, or the rebuilding of the existing Leased Improvements or any portion thereof not normal, ordinary or recurring to maintain the Leased Property.

“Capital Addition Cost” means the cost of any Capital Additions proposed to be made by Lessee whether paid for by Lessee or Lessor. Such cost shall include and be limited to (a) the cost of construction of the Capital Additions, including site preparation and improvement, materials, labor, supervision and certain related design, engineering and architectural services and the cost of any fixtures, construction financing and miscellaneous items approved in writing by Lessor, (b) if agreed to by Lessor in writing in advance, the cost of any land contiguous to the Leased Property purchased for the purpose of placing thereon the Capital Additions or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same, (c) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Additions during construction, (d) the cost of title insurance, (e) reasonable fees and expenses of legal counsel and accountants, (f) filing, registration and recording taxes and fees, (g) documentary stamp taxes, if any, (h) environmental assessments and boundary surveys and (i) all reasonable costs and expenses of Lessor and any Lending Institution which has committed to finance the Capital Additions, including, (A) the reasonable fees and expenses of their respective legal counsel, (B) all printing expenses, (C) the amount of any filing, registration and recording taxes and fees, (D) documentary stamp taxes, if any, (E) title insurance charges, appraisal fees, if any, (F) rating agency fees, if any, and (G) commitment fees, if any, charged by any Lending Institution advancing or offering to advance any portion of the financing for such Capital Additions.

“Cash Adjustment” has the meaning set forth in Section 20.1(d).

“Charge” has the meaning set forth in Article XI hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commencement Date” has the meaning set forth in Article I.

“Condemnation” means the transfer of all or any part of the Leased Property as a result of (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor or (ii) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of Condemnation or while legal proceedings for Condemnation are pending.

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“Condemnor” means any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

“Consolidated Financial Statements” means for any fiscal year or other accounting period for Lessee arid its respective consolidated subsidiaries, including Lessee, audited statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year of Lessee to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year of Lessee, and prepared in accordance with generally accepted accounting principles consistently applied, except as noted.

“Consumer Price Index” or “CPI” means the Consumer Price Index for All Urban Consumers for the U.S. City Average for all Items (1982-1984= 100) as published by the United States Department of Labor, Bureau of Labor Statistics. If the manner in which the Consumer Price Index is determined by the Bureau of Labor Statistics shall be substantially revised (including a change in the base index year), an adjustment shall be made by Lessor in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained if the Consumer Price Index had not been so revised. If the Consumer Price Index shall become unavailable to the public because publication is discontinued or otherwise, or if equivalent data is not readily available to enable Lessor to make the adjustment referred to in the preceding sentence, Lessor will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency, or if no such index shall be available, then a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication.

“Credit Agreement” has the meaning set forth in Article XXXII hereof.

“Current Yield” means as of any date the annual Minimum Rent, as adjusted from time-to-time pursuant to the terms of this Lease, divided by the sum of (i) the purchase price as set forth in the Purchase and Sale Agreement plus (ii) all Capital Additions Costs paid for or financed by Lessor which have not been repaid by Lessee,

“Date of Taking” means the date the Condemnor has the right to possession of the property being condemned.

“Encumbrance” has the meaning set forth in Article XXXII.

“Event of Default” has the meaning set forth in Section 15.1.

“Extended Term” has the meaning set forth in Section XXXIV.

“Facility” means the 66-bed inpatient rehabilitation hospital to be operated on the Leased Property.

“Facility Mortgage” has the meaning set forth in Section 12.1.

“Facility Mortgagee” has the meaning set forth in Section 12.1.

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“Fair Market Added Value” means the Fair Market Value (as hereinafter defined) of the Leased Property (including all Capital Additions) less the Fair Market Value of the Leased Property determined as if no Capital Additions paid for by Lessee without financing by Lessor had been constructed.

“Fair Market Rental Value” means the fair market rental value of the Leased Property or any Substitute Property, (a) assuming the same is unencumbered by this Lease, and (b) determined in accordance with the appraisal procedures set forth in Article XXVIII or in such other manner as shall be mutually acceptable to Lessor and Lessee and (c) not taking into account any reduction in value resulting from an indebtedness to which the Leased Property or Substitute Property may be subject.

“Fair Market Value” means the fair market value of the Leased Property or any Substitute Property, including all Capital Additions, (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article XXVIII or in such other manner as shall be mutually acceptable to Lessor and Lessee, and (c) not taking into account any reduction in value resulting from any indebtedness to which the Leased Property or such Substitute Property is subject or which encumbrance Lessee or Lessor is otherwise required to remove pursuant to any provision of this Lease or agrees to remove at or prior to the closing of the transaction as to which such Fair Market Value determination is being made. The positive or negative effect on the value of the Leased Property or Substitute Property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any Encumbrance on the Leased Property or any Substitute Property, as the case may be, which is not so required or agreed to be removed shall be taken into account in determining such Fair Market Value.

“Fair Market Value Purchase Price” means the Fair Market Value less the Fair Market Added Value.

“Fiscal Year” means the 12-month period from January 1 to December 31.

“Fixed Term” has the meaning set forth in Article I.

“Fixtures” has the meaning set forth in Article I.

“Full Replacement Cost” has the meaning set forth in Section 12.2.

“Ground Lease” means that certain Amended and Restated Land Lease Agreement dated December 30, 1985, between Golden Tiger, Inc., a Pennsylvania corporation (“GTI”) and Seller, and recorded in Deed Book 1122, Page 858, as conveyed from GTI to The Golden Tiger Trust (“Trust”) by deed dated March 27, 1986, and recorded in Deed Book 1125, Page 711, as conveyed from Trust to George Michael Zlupko and Sandra Lee Zlupko by deed dated November 21, 1995, and recorded in Deed Book 1267, Page 73, of the Public Records of Blair County, Pennsylvania.

“Hazardous Materials” means any substance, including asbestos or any substance containing asbestos, the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, medical waste, chemicals, pollutants, effluents, contaminants, emissions or related materials and items included in the definition of hazardous or toxic wastes, materials or substances under any Hazardous Materials Law.

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‘Hazardous Materials Law” means any law, regulation or ordinance relating to environmental conditions, medical waste and industrial hygiene, including the Resource Conservation and Recovery Act of 1976 (“RCRA”), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), as amended by the Superfund Amendments and Reauthorization Act of 1986 (“SARA”), the Hazardous Materials Transportation Act, the Federal Water Pollution Control Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Safe Drinking Water Act, and all similar federal, state and local environmental statutes and ordinances, whether heretofore or hereafter enacted or effective and all regulations, orders, or decrees heretofore or hereafter promulgated thereunder.

“Impositions” means, collectively, all taxes relating to the Leased Property, including all ad valorem, sales and use, gross receipts, action, privilege, rent (with respect to the Ground Lease) or similar taxes, assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), water, sewer or other rents and charges, excises, tax levies, fees (including license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property and/or the Rent (including all interest and penalties thereon due to any failure in payment by Lessee), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Lessor or Lessor’s interest in the Leased Property, (b) the Rent, the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Leased Property or use of the Leased Property or any part thereof; provided that nothing contained in this Lease shall be construed to require Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor, (2) any transfer or net revenue tax of Lessor, (3) any tax imposed with respect to the sale, exchange or other, disposition by Lessor of any portion of the Leased Property or the proceeds thereof, or (4) except as expressly provided elsewhere in this Lease, any principal or interest on any Encumbrance on the Leased Property, except to the extent that any tax, assessment, tax levy or charge which Lessee is obligated to pay pursuant to this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1), (2) or (3) is levied, assessed or imposed expressly in lieu thereof.

“Insurance Requirements” means all terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy.

“Land” has the meaning set forth in Article I.

“Lease” means this Lease.

“Leased Improvements” and “Leased Property” have the meanings set forth in Article I.

“Legal Requirements” means all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Property or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (a) require repairs, modifications or alterations of or to the Leased Property, or (b) in any way adversely affect the use and enjoyment thereof, and all permits, licenses, authorizations and regulations relating thereto, and all covenants, agreements, actions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee), at any time in force affecting the Leased Property.

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“Lenders” has the meaning set forth in Article XXXII hereof.

“Lending Institution” means any insurance company, federally insured commercial or savings bank, national banking association, savings and loan association, employees’ welfare, pension or retirement fund or system, corporate profit-sharing or pension plan, college or university, or real estate investment including any corporation qualified to be treated for federal tax purposes as a real estate investment trust having a net worth of at least $50,000,000.

“Lessee” means HEALTHSOUTH Corporation, a Delaware corporation, its successors and assigns.

“Lessor” means CAPSTONE CAPITAL OF PENNSYLVANIA, INC., a Pennsylvania corporation, and its successors and assigns.

“Minimum Rent” has the meaning set forth in Section 2.1(a) hereof.

“Minimum Repurchase Price” means the greater of (i) the Fair Market Value of the Leased Property at the time of repurchase hereunder by Lessee or (ii) the Purchase Price paid to Lessee for the Leased Property pursuant to the Purchase and Sale Agreement as such amount is increased at the rate of three percent compounded annually for each year (to be prorated for partial years) between the Commencement Date and the date of repurchase by Lessee, plus the sum of all Capital Additions Cost paid for or financed by Lessor which as of the date of repurchase of the Leased Property have not been repaid by Lessee, less the net amount (after deduction of all reasonable legal fees and other costs and expenses, including without limitation, expert witness fees, incurred by Lessor in connection with obtaining any such award) of all Awards received by Lessor from Condemnation of the Leased Property.

“Officer’s Certificate” means a certificate of Lessee signed by the Chairman of the Board of Directors, the President, any Vice President or another officer authorized to so sign by the Board of Directors or By-Laws of Lessee, or any other person whose power and authority to act has been authorized by delegation in writing by any of the persons holding the foregoing offices.

“Overdue Rate” means as of any date, a rate per annum equal to the Prime Rate as of such date, plus two percent, but in no event greater than the maximum rate then permitted under applicable law.

“Payment Date” means any due date for the payment of the installments of Minimum Rent under this Lease.

“Permitted Exceptions” has the meaning set forth in Article I hereof.

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“Permitted Liens” means (i) liens described on Exhibit C attached hereto, which includes the Permitted Exceptions pursuant to the Purchase and Sale Agreement, (ii) pledges or deposits made to secure payments of worker’s compensation insurance (or to participate in any fund in connection with worker’s compensation insurance), unemployment insurance, pensions or social security programs, (iii) liens imposed by mandatory provisions of law such as for materialmen, mechanics, warehousemen and other like liens arising in the Ordinary Course of Business, securing indebtedness whose payment is not yet due and payable, (iv) liens for taxes, assessments and governmental charges or levies if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate cash reserves have been provided, (v) liens arising from good faith deposits in connection with tenders, leases, real estate bids or contracts (other than contracts involving the borrowing of money), pledges or deposits to secure public or statutory obligations and deposits to secure (or in lieu of) surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, assessments, duties or other similar charges, (vi) liens to secure purchase money indebtedness, so long as the indebtedness incurred to purchase the new asset is secured only by such asset, or (vii) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property; provided that such items do not Impair the use of such property for the purposes intended, none of which is violated by existing or proposed structures or land use.

“Person” means a natural person, corporation, partnership, trust, association, limited liability company or other entity.

“Personal Property” means all machinery, equipment, furniture, furnishings, computers, signage, trade fixtures or other personal property and consumable inventory and supplies used or useful in the operation of the Leased Property for its Primary Intended Use, together with all replacements and substitutions therefor, except for any portion of the Leased Property, all as more specifically set forth on Exhibit D attached hereto.

“Primary Intended Use” has the meaning set forth in Section 6.2(a).

“Prime Rate” means the annual rate reported by The Wall Street Journal, Eastern Edition (or, if The Wall Street Journal shall no longer be published or shall cease to report such rates, then a publication or journal generally accepted in the financial industry as authoritative evidence of prevailing commercial lending rates), from time to time as being the prevailing prime rate (or, if more than one such rate shall be published in any given edition, the arithmetic mean of such rates). The prime rate is an index rate used by The Wall Street Journal to report prevailing lending rates and may not necessarily be its most favorable lending rate available. Any change in the Prime Rate hereunder shall take effect on the effective date of such change in the prime rate as reported by The Wall Street Journal, without notice to Lessee or any other action by Lessor. Interest shall be computed on the basis that each year contains 360 days, by multiplying the principal amount by the per annum rate set forth above, dividing the product so obtained by 360, and multiplying the quotient thereof by the actual number of days elapsed.

“Purchase and Sale Agreement” means the agreement dated as of May 1, 1996 between Seller and Lessor, as “Purchaser,” relating to the acquisition by Lessor of the Leased Property.

“Rent” means, collectively, the Minimum Rent and the Additional Charges.

“Request” has the meaning set forth in Section 9.3(a).

“Seller” means BLAIR HEALTH ASSOCIATES, a Pennsylvania limited partnership.

“Sublease” means that certain Sublease Agreement of even date herewith executed by Lessee, as sublessor, and Sublessee, as sublessee, whereby Lessee has subleased the Leased Property to Sublessee.

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“Sublessee” means Lessee’s wholly-owned subsidiary, HEALTHSOUTH of Altoona, Inc., a Delaware corporation.

“Substitution Date” has the meaning set forth in Section 20.1.

“Substitute Properties” has the meaning set forth in Section 20.1.

“Taking” means a taking or voluntary conveyance during the Term hereof of all or part of the Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

“Term” means the Fixed Term and any Extended Term as to which Lessee has exercised its options to extend contained in Article XXXIV hereof unless earlier terminated pursuant to the provisions hereof.

“Unavoidable Delays” means delays due to strikes, lockouts, inability to procure materials after the exercise of due diligence, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto unless such lack of funds is caused by the failure of the other party hereto to perform any obligations of such other party under this Lease.

“Unsuitable for Its Primary Intended Use” as used anywhere in this Lease, shall mean that, by reason of damage or destruction, or a partial Taking, in the good faith judgment of Lessee, reasonably exercised, the Facility cannot be profitably operated for its Primary Intended Use, taking into account, among other relevant factors, the number of usable beds affected by such damage or destruction or partial Taking.

IN WITNESS WHEREOF, the parties have caused this Lease to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized as of the date first written above.

LESSOR:

CAPSTONE CAPITAL OF PENNSYLVANIA, INC.
a Pennsylvania corporation

/s/ John W. McRoberts
John W. McRoberts
President

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LESSEE:

HEALTHSOUTH Corporation
a Delaware corporation

/s/ Michael D. Martin
Michael D. Martin
Executive Vice President - Finance
and Treasurer

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EXHIBIT A

PROPERTY DESCRIPTION

All that certain piece or parcel of land, situated in the Township of Logan, City of Altoona, County of Blair and Commonwealth of Pennsylvania, bounded and described as follows: Beginning at an iron pin, said pin being located on the eastern right-of-way line of the northbound lane of U.S. Route 220 (L.R. 55), said iron pin also located 30 feet right of the center line Station No. 260+ 63.96 of aforesaid U.S. Route 220; thence from said iron pin and along lands of Healthcare Development, Inc. south 29°24’32” west 77.40 feet to an iron pin; (the last mentioned bearing and distance being along the line separating the City of Altoona and the Township of Logan); thence along lands of Healthcare Development, Inc. the following: south 41°2’ east 120 feet to an iron pin; south 60°14’19” east 321.54 feet to an iron pin; south 55041’39” east 151.33 feet to an iron pin; and south 41°27’57” east 290.81 feet to an iron pin; thence, along lands of The Christian and Missionary Alliance of Altoona south 15°48 “30” east 649.74 feet to an iron pin; thence, along lands of The Calvary Cemetery Association of Altoona north 68°23’27” west 1333.66 feet to a concrete monument; thence along lands of Healthcare Development, Inc. north 29°24”32” east 628.79 feet to a concrete monument, (the last mentioned bearing and distance being along the line separating the City of Altoona and the Township of Logan); thence, along lands of Healthcare Development, Inc. north 41 °2’ west 79.55 feet to an iron pin; thence, along the eastern right-of-way line of aforesaid U.S. Route 220 north 48°58’ east 223.93 feet to an iron pin, the place of beginning. Containing 16.21 acres (of which .2 acres are within the city limits of Altoona) as shown on a Plan of Survey by_______________________________________ , dated April___ , 1996, Dwg. No.__________.

Being the same premises title to which became vested in Golden Tiger, Inc. by deed of Healthcare Development, Inc. dated October 29, 1984 and recorded in Deed Book Volume 1107, Page 909.

EXHIBIT B

LIST OF PERMITTED EXCEPTIONS

1.	Taxes and assessments which are not yet due and payable.

2.

EXHIBIT C

PERMITTED LIENS

NONE

EXHIBIT D

PERSONAL PROPERTY

EXHIBIT E

CONSENT TO ASSIGNMENT

The undersigned corporations (the “Consenting Parties”) deliver this Consent to Capstone Capital of Pennsylvania, Inc. as of May 7, 1996, in connection with the transactions contemplated by (i) the Revolving Credit and Reimbursement Agreement dated June 22, 1994 (“the “Original Credit Agreement”) among Capstone Capital Trust, Inc. (now known as Capstone Capital Corporation) (the “Borrower”), the lenders party thereto (the “Lenders”) and NationsBank of Georgia, National Association, as Agent (the “Agent”), the Amendment Agreement No. 1 to Revolving Credit and Reimbursement Agreement and Certain Other Loan Documents dated October 26, 1994 (“Amendment No. 1”) among the Borrower, the Agent and the Lenders, and the Amendment Agreement No. 2 to Revolving Credit and Reimbursement Agreement and Certain Other Loan Documents dated March 17, 1995 (“Amendment No. 2”) among the Borrower, the Agent and the Lenders (the Original Credit Agreement, as amended by Amendment No. 1 and Amendment No. 2, as amended, modified or supplemented from time to time, the “Credit Agreement”) pursuant to which the Lenders have established a revolving credit facility and letter of credit facility in favor of the Borrower, and (ii) the Guaranty Agreement (Crescent of Pennsylvania) dated June 22, 1994, between Crescent Capital of Pennsylvania, Inc. (now known as Capstone Capital of Pennsylvania, Inc.) (the “Assignor”) and the Agent (as amended, modified or supplemented from time to time, the “Guaranty”), pursuant to which the Assignor has guaranteed the obligations under the Credit Agreement and related instruments.

Reference is made to:

(a)          the Mortgage, Deed of Trust, Deed to Secure Debt, Leasehold Mortgage, Leasehold Deed of Trust, Leasehold Deed to Secure Debt, Security Agreement, Fixture Financing Statement, Assignment of Leases and Rents, and Financing Statement (the “Deed of Trust”) executed by the Assignor for the benefit of the Agent in connection with the Credit Agreement and the Guaranty, and

(b)          the Assignment of Leases and Guaranties (the “Assignment”) executed by the Assignor and the Agent in connection with the Credit Agreement and the Guaranty. The Consenting Parties hereby acknowledge and consent to the Deed of Trust and the Assignment, pursuant to which the Assignor has assigned and granted to the Agent (for itself and the Lenders) a security interest and lien in certain lease agreements, guaranty agreements and other property of the Borrower, including without limitation the rights of the Borrower in, to and under each of the agreements listed on Exhibit A attached hereto (the “Assigned Agreements”).

Notwithstanding anything contained in this Consent which is or may be construed to be to the contrary, the Assignor hereby acknowledges and agrees that (i) it has not furnished the Consenting Parties with any of the documents or instruments referred to or incorporated in this Consent, (ii) the Consenting Parties are under no duty or obligation to review any of such documents or instruments, (iii) it is the intent of the Assignor and the Consenting Parties that, other than the effect of the Consenting Parties’ consent set forth above, the Consenting Parties are not, and shall not be, bound or affected by any of the terms, provisions or conditions set forth in or contemplated by any of such documents or instruments, including, without limitation, the Credit Agreement or the Guaranty, and (iv) none of the Consenting Parties’ rights, remedies, powers, benefits or privileges arising in, to or under the Assigned Agreements shall be impaired, diminished, abrogated or otherwise adversely affected in any manner whatsoever, nor shall the Consenting Parties’ obligations, duties or liabilities arising in, to or under the Assigned Agreements be enlarged, increased or expanded or otherwise adversely affected in any manner whatsoever, other than the effect of the Consenting Parties’ consent set forth above.

IN WITNESS WHEREOF, the Consenting Parties have executed this Consent as of the date first above written.

HEALTHSOUTH Corporation

Michael D. Martin
Executive Vice President - Finance
and Treasurer

HEALTHSOUTH of Altoona, Inc.

Michael D. Martin
Vice President

EXHIBIT A

ASSIGNED AGREEMENTS

1.	Lease dated as of May 7, 1996, between the Assignor and HEALTHSOUTH Corporation.

2.	Sublease dated as of May 7, 1996 between the Consenting Parties.

EXHIBIT F

TENANT’S ESTOPPEL CERTIFICATE

TO:	NationsBank of Georgia, National Association

as Agent for the Lenders

600 Peachtree Street, N.E.

21st Floor

Atlanta, Georgia 30308-2213

Attention:	Corporate Banking Department

RE:	$100,000,000 Revolving Credit Facility to Capstone Capital Corporation

The undersigned, as Tenant under that certain Lease Agreement dated May 7, 1996 (the “Lease”), made with Capstone Capital of Pennsylvania, Inc. (“Landlord”), for Landlord’s 66-bed rehabilitation hospital (the “Building”), in Blair County, Pennsylvania, hereby certifies as follows:

1.          That the undersigned has entered into occupancy of the premises described in said Lease;

2.          That said Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way;

3.          That said Lease represents the entire agreement between the parties as to said leasing;

4.          That the Commencement Date (as defined in the Lease) of the term of said Lease is May 7, 1996;

5.          That the expiration date of the term of said Lease is May 6, 2011. The undersigned has no rights to renew or extend the term of the Lease except as set forth in the Lease;

6.          That all conditions of said Lease to be performed by Landlord and necessary to the enforceability of said Lease have been satisfied;

7.          That there are no defaults by either Tenant or Landlord thereunder, and no even has occurred or situation exists which would, with the passage of time, constitute a default under the Lease;

8.          That no rents have been prepaid;

9.          That on this date there are no existing defenses, offsets, claims or credits which the undersigned has against the enforcement of said Lease by Landlord;

10.         That the undersigned has all governmental permits, licenses and consents required for the activities and operations being conducted or to be conducted by it in or around the building; and

11.         That as of this date there are no actions, whether voluntary or otherwise, pending against the undersigned under the bankruptcy or insolvency laws of the United States or any state thereof.

EXECUTED this ____ day of_________, 1996.

HEALTHSOUTH Corporation

Michael D. Martin
Executive Vice President - Finance
and Treasurer

ATTEST:

By

Its

[CORPORATE SEAL]